    As filed with the Securities and Exchange Commission on April 16, 2008


                                                      Registration No. 033-64410
                                                                       811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 19


                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:



                           Charles F. Furtado, Jr., Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010



                                    Copy to:


Sutherland Asbill & Brennan LLP, Esq.           Thomas F. English, Esq.
1275 Pennsylvania Avenue, NW                    Senior Vice President
Washington, DC 20004-2415                       and Chief Insurance Counsel
                                                New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010


It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]  on May 1, 2008 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]  on ___________ pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


                          PROSPECTUS DATED MAY 1, 2008


         PLEASE USE ONE OF THE FOLLOWING ADDRESSES FOR SERVICE REQUESTS:


REGULAR MAIL  Variable Products Service Center     OR    EXPRESS MAIL  Variable Products Service Center
              Madison Square Station                                   51 Madison Avenue
              P.O. Box 922                                             Room 251
              New York, NY 10159                                       New York, New York 10010




                            Telephone: 1-800-598-2019

   ALL SUBSEQUENT PREMIUM PAYMENTS AND LOAN REPAYMENTS MUST BE SENT TO US AT:


REGULAR MAIL  NYLIAC                                            EXPRESS MAIL  NYLIAC, Suite 3021
              75 Remittance Drive                                             c/o The Northern Trust
              Suite 3021                                                      Bank
              Chicago, IL 60675-3021                                          350 North Orleans
                                                                              Street
                                                                              Receipt & Dispatch,
                                                                              8(th) Floor
                                                                              Chicago, IL 60654



          This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). We have discontinued sales of this policy. We will still accept additional premiums under existing policies.

                                 POLICY FEATURES

     LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the Primary Insured dies while the policy is in effect.

     CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value. If you choose a benefit that varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the IRC. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

     FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The Cash Surrender Value of your policy will fluctuate depending on the performance of the investment options you have chosen. The Cash Surrender Value also will fluctuate to reflect the premium payments you make and the charges we deduct.

     LOANS, WITHDRAWALS, AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and Cash Surrender Value. You can also surrender your policy at any time. The Cash Surrender Value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the Cash Surrender Value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.

     FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

     REPLACING EXISTING INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.


                                IMPORTANT NOTICES

     THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, THE CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC., THE ROYCE CAPITAL FUND, THE T. ROWE PRICE EQUITY SERIES, INC., AND VAN ECK WORLDWIDE INSURANCE TRUST (THE "FUNDS", EACH INDIVIDUALLY A "FUND").

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING THE POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from 35 Investment Divisions (34 of which are available to all policyowners) and a Fixed Account. As of May 9, 2008, an additional 5 Investment Divisions -- Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. Policyowners may invest in a total of twenty-one investment options from among the 39 Investment Divisions and the Fixed Account, at any time. The Investment Divisions available under your policy are:



 --  MainStay VP Balanced--Initial Class
 --  MainStay VP Bond--Initial Class
 --  MainStay VP Capital Appreciation--Initial Class
 --  MainStay VP Cash Management
 --  MainStay VP Common Stock--Initial Class
 --  MainStay VP Conservative Allocation--Initial Class
 --  MainStay VP Convertible--Initial Class
 --  MainStay VP Floating Rate--Initial Class
 --  MainStay VP Government--Initial Class
 --  MainStay VP Growth Allocation--Initial Class
 --  MainStay VP High Yield Corporate Bond--Initial Class
 --  MainStay VP ICAP Select Equity--Initial Class
 --  MainStay VP International Equity--Initial Class
 --  MainStay VP Large Cap Growth--Initial Class
 --  MainStay VP Mid Cap Core--Initial Class
 --  MainStay VP Mid Cap Growth--Initial Class
 --  MainStay VP Mid Cap Value--Initial Class
 --  MainStay VP Moderate Allocation--Initial Class
 --  MainStay VP Moderate Growth Allocation--Initial Class
 --  MainStay VP S&P 500 Index--Initial Class
 --  MainStay VP Small Cap Growth--Initial Class
 --  MainStay VP Total Return--Initial Class
 --  MainStay VP Value--Initial Class*
 --  AIM V.I. International Growth Fund--Series I Shares**
 --  Alger American SmallCap Growth--Class O Shares (formerly Alger
     American Small Capitalization)***
 --  Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A Shares**
 --  CVS Calvert Social Balanced Portfolio
 --  Dreyfus IP Technology Growth--Initial Shares
 --  DWS Dreman Small Mid Cap Value VIP--Class A Shares**
 --  Fidelity(R) VIP Contrafund(R)--Initial Class
 --  Fidelity(R) VIP Equity-Income--Initial Class
 --  Janus Aspen Series Balanced--Institutional Shares
 --  Janus Aspen Series Worldwide Growth--Institutional Shares
 --  MFS((R)) Utilities Series--Initial Class**
 --  Royce Micro-Cap Portfolio--Investment Class
 --  Royce Small-Cap Portfolio--Investment Class
 --  T. Rowe Price Equity Income Portfolio
 --  Van Eck Worldwide Hard Assets
 --  Van Kampen UIF Emerging Markets Equity--Class I
 --  Van Kampen UIF U.S. Real Estate--Class I**




-------

  * The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.



 ** Premiums or transfers will be accepted into this Investment Division as of May 9, 2008.



*** No premiums or transfers will be accepted into the Alger American SmallCap Growth--Class O Shares portfolio from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.




     We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.


     The NYLIAC Flexible Premium Variable Universal Life Prospectus is posted on our corporate website, www.newyorklife.com.

                                TABLE OF CONTENTS


                                           PAGE
                                           ----
HOW TO REACH US FOR POLICY SERVICES......     5
     Virtual Service Center and
       Interactive Voice Response
       System............................     5
       VSC...............................     5
       IVR...............................     6
DEFINITION OF TERMS......................     7
BASIC QUESTIONS AND ANSWERS ABOUT US AND
  OUR POLICY.............................     9
     What are NYLIAC and New York Life?..     9
     What type of variable life insurance
       policy is described by this
       Prospectus?.......................     9
     How is the policy available for
       issue?............................     9
     What is the Cash Value of the
       policy?...........................     9
     How is the value of an Accumulation
       Unit determined?..................    10
     What is a net premium and how is it
       applied?..........................    10
     What is the Fixed Account?..........    10
     How long will the policy remain in
       force?............................    10
     Is the amount of the death benefit
       guaranteed?.......................    11
     Is the death benefit subject to
       income taxes?.....................    11
     Does the policy have a Cash
       Surrender Value?..................    11
     What is a modified endowment
       contract?.........................    11
     Can the policy become a modified
       endowment contract?...............    11
     What premiums are payable?..........    12
     What are unscheduled premiums?......    12
     When are premiums put into the Fixed
       Account or the Separate Account?..    12
     How are net premiums allocated among
       the Allocation Alternatives?......    12
     Are there charges against the
       policy?...........................    13
     What is the loan privilege?.........    13
     Do I have a right to cancel?........    14
     Can the policy be exchanged, or can
       all amounts be allocated to the
       Fixed Account?....................    14
     How is a person's age calculated?...    14
CHARGES UNDER THE POLICY.................    15
  Deductions from Premiums...............    15
     Sales Expense Charge................    15
     State Premium Tax Charge............    15
     Federal Tax Charge..................    15
  Cash Surrender Value Charges...........    15
     Expense Allocation..................    15
     Monthly Contract Charge.............    16
     Charge for Cost of Insurance
       Protection........................    16
     Guaranteed Minimum Death Benefit
       Rider Charge......................    17
     Other Rider Charges.................    17
  Separate Account Charges...............    17
     Mortality and Expense Risk Charge...    17
     Administrative Charge...............    17
     Other Charges for Federal Income
       Taxes.............................    17
  Fund Charges...........................    17
  Surrender Charges......................    22
     Exceptions to Surrender Charge......    23
  Other Charges..........................    23
     Partial Withdrawal Charge...........    23
     Transfer Charge.....................    23
  Loan Charges...........................    23
  How the Policy Works...................    24
THE SEPARATE ACCOUNT.....................    24
FUNDS AND ELIGIBLE PORTFOLIOS............    25
     Additions, Deletions or
       Substitutions of Investments......    29
     Reinvestment........................    29
     Other Policies......................    29
GENERAL PROVISIONS OF THE POLICY.........    29
     When Life Insurance Coverage
       Begins............................    29
     Premiums............................    29
     Scheduled Premiums..................    30
     Unscheduled Premiums................    30
     Payments Returned for Insufficient
       Funds.............................    30
     Termination.........................    30
     Maturity Date.......................    31
DOLLAR COST AVERAGING....................    32
AUTOMATIC ASSET REALLOCATION.............    33
INTEREST SWEEP...........................    33
DEATH BENEFIT UNDER THE POLICY...........    34
     Face Amount Changes.................    36
     Life Insurance Benefit Option
       Changes...........................    36
CASH VALUE AND CASH SURRENDER  VALUE.....    37
     Cash Value..........................    37
     Transfers...........................    37
     Requesting a Transfer...............    37
     Limits on Transfers.................    38
     Investment Return...................    40
     Cash Surrender Value................    40
     Partial Withdrawals.................    41
POLICY LOAN PRIVILEGE....................    41
     Loan Interest.......................    42
     When Loan Interest is Due...........    42
     Loan Repayment......................    42
     Interest on Loaned Value............    43
     The Effects of a Policy Loan........    43
EXCHANGE PRIVILEGE.......................    43
     Special New York Requirements.......    44
YOUR VOTING RIGHTS.......................    44
OUR RIGHTS...............................    44
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC.................................    45
THE FIXED ACCOUNT........................    49
     Interest Crediting..................    49
     Transfers to Investment Divisions
       and to the Fixed Account..........    49
FEDERAL INCOME TAX CONSIDERATIONS........    50
     Our Intent..........................    50
     Tax Status of NYLIAC and the
       Separate Account..................    50
     Charges for Taxes...................    50
     Diversification Standards and
       Control Issues....................    51
     Life Insurance Status of Policy.....    51

                                           PAGE
                                           ----
     IRC Section 101(j) -- Impact on
       Employer-Owned Policies...........    52
     Modified Endowment Contract Status..    52
     Policy Surrenders and Partial
       Withdrawals.......................    53
     Policy Loans and Interest
       Deductions........................    54
     Corporate Owners....................    54
     Exchanges or Assignments of
       Policies..........................    54
     Reasonableness Requirement for
       Charges...........................    54
     Living Benefits Rider (Also known as
       Accelerated Benefits Rider).......    55
     Other Tax Issues....................    55
     Withholding.........................    55
ADDITIONAL PROVISIONS OF THE POLICY......    55
     Reinstatement Option................    55
     Additional Benefits Provided By
       Riders............................    56
       Accidental Death Benefit..........    56
       Children's Insurance Rider........    56
       Guaranteed Insurability Rider.....    57
       Guaranteed Minimum Death Benefit
          Rider..........................    58
       GMDB Premium Test (performed on
          each Monthly Deduction Day)....    58
       Living Benefits Rider (also known
          as Accelerated Benefits
          Rider).........................    58
       Monthly Deduction Waiver..........    59
       Spouse's Paid-Up Insurance
          Purchase Option................    60
       Term Insurance On Other Covered
          Insured Rider..................    60
     Payment Options.....................    60
     Payees..............................    61
     Proceeds at Interest Options
       (Options 1A and 1B)...............    61
     Life Income Option (Option 2) (Not
       available in Massachusetts and
       Montana)..........................    61
     Beneficiary.........................    62
     Assignment..........................    62
     Transfer of Ownership...............    62
     Limits on Our Rights to Challenge
       the Policy........................    62
     Misstatement of Age or Sex..........    63
     Suicide.............................    63
     When We Pay Proceeds................    63
RECORDS AND REPORTS......................    63
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS...........................    65
LEGAL PROCEEDINGS........................    66
FINANCIAL STATEMENTS.....................    66
NYLIAC AND SEPARATE ACCOUNT..............
FINANCIAL STATEMENTS.....................   F-1



     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

     THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC VUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT AND MAY HAVE DIFFERENT INVESTMENT PERFORMANCE FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES, THE SAME ADVISER, THE SAME INVESTMENT OBJECTIVE AND POLICY AND SIMILAR PORTFOLIO SECURITIES.

                       HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at one of the Variable Products Service Center (VPSC) addresses listed on the first page of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols to identify the policyowner.


VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM


     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may revoke VSC and IVR privileges for certain policyowners. (See "CASH VALUE AND CASH SURRENDER VALUE--Limits On Transfers.")



     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.



     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.


     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer, allocation change and loan requests received after the earlier of (a) the closing of regular trading on the New York Stock Exchange or (b) 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.


     We make the VSC and the IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.


     VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays, from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to

       -- e-mail your registered representative or VPSC;


       -- view and download statements;


       -- obtain current policy values;

       -- transfer assets between investment options;

       -- change the allocation of future premium payments;

       -- change your address;

       -- obtain service forms; and


       -- reset your password.


     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to

       -- obtain current policy values;

       -- transfer assets between investment options;

       -- change the allocation of future premium payments;

       -- request a loan on your policy; and

       -- speak with one of our Customer Service Representatives on Business
          Days, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern
          Time).

     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.

                               DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.


ALLOCATION ALTERNATIVES: The 35 Investment Divisions of the Separate Account, 34 of which are available to all policyowners, and the Fixed Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy.


BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.

BUSINESS DAY: Any day on which the New York Stock Exchange ("NYSE") is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges, and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.

FUND:  An open-end management investment company.

GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium," as defined in
Section 7702 of the IRC.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

POLICY DATA PAGE: Page 2 of the policy, which contains the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years, and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

VPSC:  Variable Products Service Center.

VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See "How to Reach Us for Policy Services" for additional details.

               BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $82.4 billion at the end of 2007. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY IS DESCRIBED BY THIS PROSPECTUS?

     In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Value, loan privileges, and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application, and any riders to the policy.

     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?

     The policy is no longer available for issue.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate an Accumulation Unit value each day that the New York Stock Exchange ("NYSE") is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                     (a / b) - c

Where:a = the sum of:

                    (1) the net asset value of a Portfolio share held in the
                        Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                    (2) the per share amount of any dividends or capital gain
                        distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

               b = the net asset value of a Portfolio share held in the Separate
                   Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

               c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?


     When you give us a premium payment, we deduct the sales expense, state premium tax, and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 36 Allocation Alternatives. The Allocation Alternatives currently consist of 35 Investment Divisions (34 of which are available to all policyowners) and the Fixed Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. You can only have money, however, in a maximum of 21 Allocation Alternatives, including the Fixed Account at any one time. The 35 Investment Divisions (34 of which are available to all policyowners) and the 5 additional Investment Divisions available as of May 9, 2008 are listed on the second page of the prospectus.


     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate, which we declare periodically in advance at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from, or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the

Cash Surrender Value is insufficient to pay the policy's monthly deductions or when there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits Provided By Riders--Guaranteed Minimum Death Benefit Rider.


     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?


     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the Primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits Provided By Riders--Guaranteed Minimum Death Benefit Rider.


     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.


     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     If you choose to surrender your policy, you must provide written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus.

     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. You may, however, be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE--Cash Surrender Value, and FEDERAL INCOME TAX CONSIDERATIONS.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans, and partial withdrawals are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS--Modified Endowment Contract Status.


     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95. Premium payments must be made to one of the addresses listed on the first page of this prospectus.

     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. Subsequent premium payments must be made to one of the addresses listed on the first page of this prospectus. For details see GENERAL PROVISIONS OF THE POLICY--Premiums.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?


     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state premium tax and federal tax charges. After the end of the Free Look period, we will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions that may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")


     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?


     You can allocate net premiums to a maximum of 21 of the 36 Allocation Alternatives, which include the 35 variable Investment Divisions (34 of which are available to all policyowners) plus the Fixed Account. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. You can also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums in accordance with your instructions.


     You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of the prospectus. Premium allocation selections received after market close will be effective the next business day.

     18. ARE THERE CHARGES AGAINST THE POLICY?


     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state premium tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY--DEDUCTIONS FROM PREMIUMS.


     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Surrender Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted.);

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of ..60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     In addition, the value of the shares of each Portfolio reflects advisory fees, administration fees, and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY and FEDERAL INCOME TAX CONSIDERATIONS.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     You have the right to cancel the policy at any time during the Free Look period and receive a refund. The Free Look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). To receive a refund you must return the policy to Variable Products Service Centers at one of the addresses listed on the first page of this prospectus (or to any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy. You may cancel increases in the Face Amount of your policy under the same time limits.

     21. CAN THE POLICY BE EXCHANGED, OR CAN ALL AMOUNTS BE ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) exchange the policy for a permanent fixed benefit policy we offer for this purpose, or
(2) transfer all of the policy's Cash Value to the Fixed Account. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts, and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, and OUR RIGHTS.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS


     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state premium tax charge, which is an amount equal to the expected average state premium tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.


     SALES EXPENSE CHARGE


     We will deduct a sales expense charge not to exceed 5% of any premium and in addition to the surrender charge (for a discussion of the surrender charge, see CHARGES UNDER THE POLICY--Surrender Charges). The sales expense charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see DISTRIBUTION AND COMPENSATION ARRANGEMENTS.



     STATE PREMIUM TAX CHARGE



     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners ranging from 0% to 3.5% of your premium payments. The premium tax may be higher in certain U.S. territories. We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.


     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH SURRENDER VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy's Cash Surrender Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, and the monthly contract charge. You can instruct NYLIAC, at the time of the application and at any time thereafter, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing life insurance benefits to you.

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate that applies to the Primary Insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current life insurance benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Primary Insured's age and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Primary Insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the Primary Insured is age 18 or higher when the policy is issued, and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the Primary Insured's underwriting class.

     We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. We base the current monthly cost of insurance rates on such factors as the sex, underwriting class, and issue age of the Primary Insured and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

     OTHER RIDER CHARGES

     Each month we will deduct any charges for any optional riders you have chosen.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

       -- Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

       -- Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to 0.10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2007 expenses and may reflect estimated charges:

     Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)*


                                                               MINIMUM    MAXIMUM
                                                               -------    -------
Total Annual Fund Companies' Operating Expenses**...........    0.33%      1.58%




  ---------------------

  * Expressed as a percentage of average net assets for the fiscal year ended December 31, 2007. This information is provided by the Funds and their agents, and is based on 2007 expenses. We have not verified the accuracy of this information.


  ** Expenses that are deducted from Fund assets, including management fees, distribution fees, and other expenses.



                  ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES#



------------------------------------------------------------------------------------------------------------------
                                                                                            ESTIMATED       TOTAL
                                                                                           UNDERLYING       FUND
                                        ADVISORY    ADMINISTRATION   12B-1      OTHER    PORTFOLIO FEES    ANNUAL
                 FUND                      FEE            FEE         FEES    EXPENSES    AND EXPENSES    EXPENSES
------------------------------------------------------------------------------------------------------------------
MainStay VP Conservative
Allocation -- Initial Class               0.00%          0.00%       0.00%      0.08%(a)      0.60%(b)      0.68%
------------------------------------------------------------------------------------------------------------------
MainStay VP Growth
  Allocation -- Initial Class             0.00%          0.00%       0.00%      0.07%(c)      0.72%(b)      0.79%
------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate
  Allocation -- Initial Class             0.00%          0.00%       0.00%      0.06%(c)      0.63%(b)      0.69%
------------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth
  Allocation -- Initial Class             0.00%          0.00%       0.00%      0.05%(c)      0.68%(b)      0.73%
------------------------------------------------------------------------------------------------------------------





    # Shown as a percentage of average net assets for the fiscal year ended
      December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



  (a) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. For the year ended December 31, 2007, NYLIM recouped 0.01% in expenses which are not included in the table above.



  (b) In addition to the Net Annual Portfolio Operating Expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expenses of the Underlying Portfolios/Funds in which the Portfolio invests. The table shows the Portfolio's indirect expense from investing in the Underlying Portfolios/Funds based on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds during the Portfolio's fiscal year ended December 31, 2007. This expense may be higher or lower over time depending on the allocation of the Portfolio's assets among the Underlying Portfolios/Funds and the actual expenses of the Underlying Portfolios/Funds.



  (c) The Manager has contractually agreed to waive other fees and/or reimburse the Portfolio for certain expenses so that net annual operating expenses for the Initial Class shares, excluding Underlying Portfolio/Fund expenses, do not exceed 0.25%. NYLIM will apply an equivalent reimbursement, in an equal amount of basis points, to the Service Class shares. These expense limitations may be modified or terminated only with the approval of the Board of Directors. NYLIM may recoup the amount of any expense reimbursements from a share class pursuant to this agreement if such action does not cause a class to exceed existing expense limitations and the recoupment is made within three years after the year in which NYLIM incurred the expense. Expenses have been restated to reflect current fees.


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                                                                                                      TOTAL
                                                                                                      FUND
                                                ADVISORY    ADMINISTRATION   12B-1      OTHER        ANNUAL
                    FUND                          FEES           FEES         FEES     EXPENSES    EXPENSE(A)
-------------------------------------------------------------------------------------------------------------
MainStay VP Balanced -- Initial Class         0.75%(b)      0.00%            0.00%   0.07%(c)      0.82%(d)
-------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class             0.49%(e)(f)   0.00%            0.00%   0.05%(f)      0.54%
-------------------------------------------------------------------------------------------------------------
MainStay VP Capital Appreciation -- Initial
  Class                                       0.61%(g)(f)   0.00%            0.00%   0.04%(f)      0.65%
-------------------------------------------------------------------------------------------------------------
MainStay VP Cash Management                   0.44%(h)(f)   0.00%            0.00%   0.05%(f)      0.49%

-------------------------------------------------------------------------------------------------------------
MainStay VP Common Stock -- Initial Class     0.54%(i)(f)   0.00%            0.00%   0.05%(c)(f)   0.59%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP Convertible -- Initial Class      0.60%(j)(f)   0.00%            0.00%   0.06%(c)(f)   0.66%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP Floating Rate -- Initial Class    0.60%(k)      0.00%            0.00%   0.07%         0.67%

-------------------------------------------------------------------------------------------------------------
MainStay VP Government -- Initial Class       0.50%(l)(f)   0.00%            0.00%   0.06%(f)      0.56%

-------------------------------------------------------------------------------------------------------------
MainStay VP High Yield Corporate
  Bond -- Initial Class                       0.56%(m)(f)   0.00%            0.00%   0.05%(c)(f)   0.61%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP ICAP Select Equity -- Initial
  Class                                       0.78%(n)(f)   0.00%            0.00%   0.06%(f)      0.84%

-------------------------------------------------------------------------------------------------------------
MainStay VP International Equity -- Initial
  Class                                       0.88%(o)(f)   0.00%            0.00%   0.09%(c)(f)   0.97%(d)

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL
                                                                                                      FUND
                                                ADVISORY    ADMINISTRATION   12B-1      OTHER        ANNUAL
                    FUND                          FEES           FEES         FEES     EXPENSES    EXPENSE(A)
-------------------------------------------------------------------------------------------------------------
MainStay VP Large Cap Growth -- Initial Class
0.75%(p)(f)                                                                  0.05-
                                              0.00%         0.00%            %(f)    0.80%(q)

-------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Core -- Initial Class     0.85%(r)      0.00%            0.00%   0.06%(c)      0.91%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Growth -- Initial Class   0.75%(s)      0.00%            0.00%   0.05%(c)      0.80%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Value -- Initial Class    0.70%(t)      0.00%            0.00%   0.06%(c)      0.76%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP S&P 500 Index -- Initial Class    0.29%(u)(f)   0.00%            0.00%   0.04%(f)      0.33%

-------------------------------------------------------------------------------------------------------------
MainStay VP Small Cap Growth -- Initial
  Class                                       0.90%(v)      0.00%            0.00%   0.06%         0.96%

-------------------------------------------------------------------------------------------------------------
MainStay VP Total Return -- Initial Class     0.57%(w)(f)   0.00%            0.00%   0.06%(c)(f)   0.63%(d)

-------------------------------------------------------------------------------------------------------------
MainStay VP Value -- Initial Class*           0.36%(k)      0.20%            0.00%   0.05%(c)      0.61%(d)

-------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund -- Series
  I Shares**                                  0.71%(k)      0.00%            0.00%   0.37%(x)      1.08%(y)

-------------------------------------------------------------------------------------------------------------
Alger American SmallCap Growth -- Class O
  Shares (formerly Alger American Small
  Capitalization)***                          0.81%         0.00%            0.00%   0.15%         0.96%

-------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/MidCap Value
  Portfolio -- Class A Shares**               0.75%(k)      0.00%            0.00%   0.08%         0.83%

-------------------------------------------------------------------------------------------------------------
CVS Calvert Social Balanced Portfolio         0.425%(z)     0.275%           0.00%   0.20%         0.90%

-------------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth -- Initial
  Class                                       0.75%(aa)     0.00%            0.00%   0.10%(bb)     0.85%

-------------------------------------------------------------------------------------------------------------
DWS Dreman Small Mid Cap Value VIP -- Class
  A Shares**                                  0.74%(z)      0.00%            0.00%   0.04%(cc)     0.78%

-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) -- Initial
  Class                                       0.56%(k)      0.00%            0.00%   0.09%         0.65%(dd)

-------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity Income -- Initial
  Class                                       0.46%(k)      0.00%            0.00%   0.09%         0.55%(dd)

-------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced -- Institutional
  Shares                                      0.55%(ee)     0.00%            0.00%   0.02%         0.57%

-------------------------------------------------------------------------------------------------------------
Janus Aspen Series Worldwide
  Growth -- Institutional Shares(ff)          0.65%(ee)     0.00%            0.00%   0.02%         0.67%

-------------------------------------------------------------------------------------------------------------
MFS Utilities Series -- Initial Class**       0.75%(k)      0.00%            0.00%   0.10%         0.85%(gg)

-------------------------------------------------------------------------------------------------------------
Royce Micro-Cap Portfolio -- Initial Class    1.25%         0.00%            0.00%   0.06%         1.31%

-------------------------------------------------------------------------------------------------------------
Royce Small-Cap Portfolio -- Initial Class    1.00%         0.00%            0.00%   0.08%         1.08%

-------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -- I    0.85%(hh)     0.00%            0.00%   0.00%         0.85%

-------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets                 1.00%         0.00%            0.00%   0.01%         1.01%
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF Emerging Markets
  Equity -- Class I(ii)                       1.21%(k)      0.00%            0.00%   0.37%         1.58%
-------------------------------------------------------------------------------------------------------------
Van Kampen UIF U.S. Real Estate
  Fund -- Class I(ii)**                       0.74%(k)      0.00%            0.00%   0.30%(jj)     1.04%(kk)
-------------------------------------------------------------------------------------------------------------




    * The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity Portfolio on May 16, 2008.



   ** Premiums or transfers will be accepted into this Investment Division as of May 9, 2008.



  *** No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



  (a) Shown as a percentage of average net assets for the fiscal year ended December 31, 2007, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2007 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



  (b) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $1 billion; and 0.70% on assets over $1 billion.



  (c) "Other Expenses" also includes the Portfolio's share of the fees and expenses of any other fund in which the Portfolio invests. These fees and expenses are less than 0.01% of the average net assets of the Portfolio.



  (d) The Total Fund Annual Expenses may differ from the amounts shown in the Financial Highlights section of the Fund's Prospectus which reflect only the operating expenses of the Portfolio and do not include the Portfolio's share of the fees and expenses of any other fund in which the Portfolio may invest.



  (e) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



  (f) Expenses have been restated to reflect current fees.

  (g) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.61% on assets up to $1 billion; and 0.50% on assets over $1 billion.



  (h) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.45% on assets up to $500 million; 0.40% on assets from $500 million to $1 billion; and 0.35% on assets over $1 billion.



  (i) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.55% on assets up to $500 million; 0.525% on assets from $500 million to $1 billion; and 0.50% on assets over $1 billion.



  (j) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.60% on assets up to $1 billion; and 0.50% on assets over $1 billion.



  (k) The fees designated as "Advisory Fees" reflect "Management Fees."



  (l) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.50% on assets up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% on assets over $1 billion.



  (m) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; 0.55% on assets from $1 billion to $5 billion; and 0.525% on assets over $5 billion.



  (n) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.80% on assets up to $250 million; 0.75% on assets from $250 million up to $1 billion; and 0.74% on assets over $1 billion. Effective May 1, 2008, NYLIM has agreed contractually to waive a portion of its management fee so that the management fee is 0.75% on assets up to $250 million; 0.70% on assets from $250 million up to $1 billion and 0.69% on assets over $1 billion. This waiver will be in effect through May 1, 2009, and may be modified only with Board approval. With this waiver, the Total Fund Annual Expenses were 0.79% for Initial Class. There is no guarantee that this contractual waiver will continue beyond that date.



  (o) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.89% on assets up to $500 million; and 0.85% on assets over $500 million.



  (p) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; 0.725% on assets from $500 million to $1 billion; and 0.70% on assets over $1 billion



  (q) NYLIM voluntarily has committed to the Board to share equally with the Portfolio any reduction in the subadvisory fee to the extent that the net management fee to NYLIM exceeds 0.10%. This has resulted in a benefit of 0.02%. With this waiver, the Total Fund Annual Expenses were 0.78% for Initial Class. There is no guarantee this waiver will continue.



  (r) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion.



  (s) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.75% on assets up to $500 million; and 0.70% on assets over $500 million.



  (t) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.70% on assets up to $500 million; and 0.65% on assets over $500 million.



  (u) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.30% on assets up to $1 billion; 0.275% on assets from $1 billion to $2 billion; 0.265% on assets from $2 billion to $3 billion; and 0.25% on assets over $3 billion. Effective May 1, 2008, NYLIM has voluntarily agreed to waive a portion of its management fee so that the Management Fee is 0.25% on assets up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion to $3 billion; and 0.20% on assets over $3 billion. With this waiver, the Total Fund Annual Expenses were 0.28% for Initial Class.



  (v) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.90% on assets up to $1 billion; and 0.85% on assets over $1 billion.



  (w) The fees designated as "Advisory Fees" reflect "Management Fees." Effective May 1, 2008, the Management Fee for the Portfolio is an annual percentage of the Portfolio's average daily net assets as follows: 0.57% on assets up to $1 billion; and 0.55% on assets over $1 billion.



  (x) Includes Acquired Fund Fees and Expenses of $0.01. Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Fund Annual Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expense are included in the total returns of the Fund.



  (y) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
      (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least April 30, 2009.



  (z) The fees designated as "Advisory Fees" and "Administration Fees" reflect "Management Fees".



 (aa) The Advisory Fees reflect the amount paid to The Dreyfus Corporation for providing management services.



 (bb) Other expenses include expenses of 0.01% for acquired fund fees and expenses.



 (cc) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different.



 (dd) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64% for Fidelity VIP Contrafund and 0.54% for Fidelity VIP Equity-Income. These offsets may be discontinued at any time.



 (ee) The fees designated as "Advisory Fees" reflect "Management Fees". The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year.



 (ff) Worldwide Growth Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for the Worldwide Growth Portfolio ,and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in the fund's Prospectus for additional information with further description in the fund's Statement of Additional Information ("SAI").



 (gg) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Fund Annual Expenses" would be lower.



 (hh) The fees designated as "Advisory Fees" reflect "Management Fees" and "Other Expenses".



 (ii) Morgan Stanley Investment Management Inc. does business in certain instances using the name Van Kampen.



 (jj) Includes 0.02% "Other Operating or Investment Expenses".



 (kk) For the fiscal year ended December 31, 2007, after giving effect to the Adviser's voluntary fee waivers and/or expense reimbursements, the Total Fund Annual Expenses incurred by investors, including certain investment related expenses, was 1.04% for UIF U.S. Real Estate -- Class I. The Total Fund Annual Expenses excluding certain investment related expense was 1.02% for UIF U.S. Real Estate -- Class I

SURRENDER CHARGES

     During the first 15 Policy Years, we will deduct a Surrender Charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This Surrender Charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY--Sales Expense Charge.

     The maximum Surrender Charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year, but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The Surrender Charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

YEAR                                                         PERCENTAGE APPLIED
----                                                         ------------------
2-6........................................................          100%
  7........................................................           90%
  8........................................................           80%
  9........................................................           70%
 10........................................................           60%
 11........................................................           50%
 12........................................................           40%
 13........................................................           30%
 14........................................................           20%
 15........................................................           10%
 16+.......................................................            0%


     During the first two Policy Years, the Surrender Charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender Charges and Surrender Charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the Surrender Charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a Surrender Charge of $1,250, and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the Surrender Charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of Surrender Charges, the charge applied will be based first on the Surrender Charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year that the Surrender Charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time the policy is issued or the face amount is increased.

     Surrender Charges may be significant upon early surrender. You should not purchase this policy unless you intend to hold the policy for an extended period of time.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a Surrender Charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required IRC minimum distribution for the policy.

OTHER CHARGES

     PARTIAL WITHDRAWAL CHARGE


     If you make a partial withdrawal, we will charge a processing fee not to exceed the lesser of $25 or 2% of the amount withdrawn. If the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge. See CHARGES UNDER THE POLICY--Other Charges--Partial Withdrawals.


     TRANSFER CHARGE

     We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. See CASH VALUE AND CASH SURRENDER VALUE--Transfers.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Policy Loan Privilege" for more information.)

HOW THE POLICY WORKS

     The example assumes a 6% hypothetical gross investment return and current charges in the first Policy Year. It assumes a male insured issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner, there is no guarantee that the current charges illustrated below will not change.

Scheduled Annual Premium...........................................   $3,000.00
less:    Sales expense charge (5%).................................      150.00
         State premium tax charge (2%).............................       60.00
         Federal tax charge (1.25%)................................       37.50
                                                                      ---------
equals:  Net premium...............................................   $2,752.50
plus:    Net investment performance (varies daily).................      110.76
less:    Monthly contract charges ($7 per month currently).........       84.00
less:    Charges for cost of insurance (varies monthly)............      384.70
                                                                      ---------
equals:  Cash Value................................................   $2,394.56
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums
         paid).....................................................      750.00
less:    Balance of first year monthly contract charge(1)..........      228.00
equals:  Cash Surrender Value (at end of year 1)...................   $1,416.56





------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value, and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

                              THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains, or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.


     The Separate Account currently consists of 35 Investment Divisions available under this policy, 34 of which are available to all policyowners. As of May 9, 2008, an additional 5 Investment Divisions--Van Kampen UIF U.S. Real Estate Fund--Class I, AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares, AIM V.I. International Growth Fund--Series 1 Shares, MFS Utilities Series--Initial Class and DWS Dreman Small Mid Cap Value VIP--Class A Shares--will be offered through the policy. After the end of the Free Look period, premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found in the accompanying book of underlying fund prospectuses.

     We receive payments or compensation from the Funds or their investments advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.


     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.




----------------------------------------------------------------------------------------------------------
           FUND                          INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,         Adviser: New York Life Investment
 Inc.:                                Management LLC ("NYLIM")
  --MainStay VP Balanced                  Subadviser: NYLIM               - Seeks high total return.
     --Initial Class
  --MainStay VP                                 NYLIM                     - Seeks highest income over the
     Bond--Initial Class                                                    long term consistent with
                                                                            preservation of principal.
  --MainStay VP Capital            Subadviser: MacKay Shields LLC         - Seeks long-term growth of
     Appreciation--Initial                   ("MacKay")                     capital. Dividend income, if
     Class                                                                  any, is an incidental
                                                                            consideration.
  --MainStay VP Cash                     Subadviser: MacKay               - Seeks as high a level of
     Management                                                             current income as is
                                                                            considered consistent with
                                                                            the preservation of capital
                                                                            and liquidity.
  --MainStay VP Common                          NYLIM                     - Seeks long-term growth of
     Stock--Initial Class                                                   capital, with income as a
                                                                            secondary consideration.
  --MainStay VP                                 NYLIM                     - Seeks current income and,
     Conservative                                                           secondarily, long-term growth
     Allocation--Initial                                                    of capital.
     Class
  --MainStay VP                          Subadviser: MacKay               - Seeks capital appreciation
     Convertible--Initial                                                   together with current income.
     Class
  --MainStay VP Floating                  Subadviser: NYLIM               - Seeks to provide high current
     Rate--Initial Class                                                    income.
  --MainStay VP                          Subadviser: MacKay               - Seeks a high level of current
     Government--                                                           income, consistent with
     Initial Class                                                          safety of principal.
  --MainStay VP Growth                          NYLIM                     - Seeks long-term growth of
     Allocation--Initial                                                    capital.
     Class
  --MainStay VP High                     Subadviser: MacKay               - Seeks to maximize current
     Yield Corporate                                                        income through investment in
     Bond--Initial Class                                                    a diversified portfolio of
                                                                            high yield, high risk debt
                                                                            securities. Capital
                                                                            appreciation is a secondary
                                                                            objective.


----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           FUND                          INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc. (continued):
  --MainStay VP ICAP            Subadviser: Institutional Capital LLC     - Seeks superior total return.
     Select Equity--                          ("ICAP")
     Initial Class
  --MainStay VP                     Subadviser: American Century          - Seeks to provide long-term
     International                   Investment Management, Inc.            growth of capital
     Equity--Initial Class                                                  commensurate with an
                                         Subadviser: MacKay                 acceptable level of risk by
                                                                            investing in a portfolio
                                                                            consisting primarily of non-
                                                                            U.S. equity securities.
                                                                            Current income is a secondary
                                                                            objective.

  --MainStay VP Large Cap            Subadviser: Winslow Capital          - Seeks long-term growth of
     Growth--Initial Class                 Management Inc.                  capital.
  --MainStay VP Mid Cap                         NYLIM                     - Seeks long-term growth of
     Core--                                                                 capital.
     Initial Class

  --MainStay VP Mid Cap                  Subadviser: MacKay               - Seeks long-term growth of
     Growth--Initial Class                                                  capital.
  --MainStay VP Mid Cap                  Subadviser: MacKay               - Seeks to realize maximum
     Value--                                                                long-term total return from a
     Initial Class                                                          combination of capital
                                                                            appreciation and income.

  --MainStay VP Moderate                        NYLIM                     - Seeks long-term growth of
     Allocation--Initial                                                    capital and, secondarily,
     Class                                                                  current income.
  --MainStay VP Moderate                        NYLIM                     - Seeks long-term growth of
     Growth                                                                 capital and, secondarily,
     Allocation--Initial                                                    current income.
     Class
  --MainStay VP S&P 500                         NYLIM                     - Seeks to provide investment
     Index--Initial Class                                                   results that correspond to
                                                                            the total return performance
                                                                            (reflecting reinvestment of
                                                                            dividends) of common stocks
                                                                            in the aggregate as
                                                                            represented by the S&P 500(R)
                                                                            Index.

  --MainStay VP Small Cap                Subadviser: MacKay               - Seeks long-term capital
     Growth--Initial Class                                                  appreciation by investing in
                                                                            securities of small cap
                                                                            companies.

  --MainStay VP Total                    Subadviser: MacKay               - Seeks to realize current
     Return--Initial Class                                                  income consistent with
                                                                            reasonable opportunity for
                                                                            future growth of capital and
                                                                            income.

  --MainStay VP                          Subadviser: MacKay               - Seeks to realize maximum
     Value--Initial Class*                                                  long-term total return from a
                                                                            combination of capital growth
                                                                            and income.

----------------------------------------------------------------------------------------------------------
 AIM Variable Insurance
 Funds

  --AIM V.I.                             AIM Advisors, Inc.               - The Fund's investment
     International Growth                                                   objective is to provide long-
     Fund--Series I                                                         term growth of capital.  The
     Shares**                                                               Fund seeks to meet its
                                                                            objective by investing in a
                                                                            diversified portfolio of
                                                                            international equity
                                                                            securities whose issuers are
                                                                            considered to have strong
                                                                            earnings momentum.

----------------------------------------------------------------------------------------------------------
 The Alger American Fund:
  --Alger American                   Fred Alger Management, Inc.          - Seeks long-term capital
     SmallCap                                                               appreciation by focusing on
     Growth--Class O                                                        small, fast-growing companies
     Shares***                                                              that offer innovative
                                                                            products, services or
                                                                            technologies to a rapidly
                                                                            expanding marketplace.

----------------------------------------------------------------------------------------------------------
 AllianceBernstein(R)
 Variable Products Series
 Fund, Inc.
  --Alliance Bernstein                 AllianceBernstein L.P.             - Seeks long-term growth of
     VPS Small/Mid Cap                                                      capital.
     Value
     Portfolio--Class A
     Shares**

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           FUND                          INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.:
  --CVS Calvert Social            Adviser: Calvert Asset Management       - CVS Social Balanced seeks to
     Balanced Portfolio                     Company, Inc.                   achieve a competitive total
                                    Subadvisers (equity portion):           return through an actively
                                     New Amsterdam Partners LLC             managed Portfolio of stocks,
                                   and SSgA Funds Management, Inc.          bonds and money market
                               (No subadviser on fixed income portion)      instruments, which offer
                                                                            income and capital growth
                                                                            opportunity and which satisfy
                                                                            the investment and social
                                                                            criteria.

----------------------------------------------------------------------------------------------------------
 Dreyfus Investment
 Portfolios:
  --Dreyfus IP Technology              The Dreyfus Corporation            - The Portfolio seeks capital
     Growth--Initial                                                        appreciation. To pursue this
     Shares                                                                 goal, the Portfolio normally
                                                                            invests at least 80% of its
                                                                            assets in the stocks of
                                                                            growth companies of any size
                                                                            that Dreyfus believes to be
                                                                            leading producers or
                                                                            beneficiaries of
                                                                            technological innovation.

----------------------------------------------------------------------------------------------------------
 DWS Variable Series II
  --DWS Dreman Small Mid                 Deutsche Investment              - The Portfolio seeks long-term
     Cap Value VIP--Class             Management Americas, Inc.             capital appreciation.
     A Shares**                       Subadviser:  Dreman Value
                                          Management L.L.C.

----------------------------------------------------------------------------------------------------------

 Fidelity Variable
 Insurance Products Fund:
  --Fidelity(R) VIP                Adviser: Fidelity Management &         - Seeks long-term capital
     Contrafund(R)--                  Research Company ("FMR")              appreciation.
     Initial Class              Subadvisers: FMR Co., Inc. ("FMRC"),
                               Fidelity Research and Analysis Company
                                              ("FRAC"),
                                   Fidelity Management & Research
                                      (U.K.) Inc. ("FMR U.K."),
                             Fidelity International Investment Advisors
                                              ("FIIA"),
                             Fidelity International Investment Advisors
                                  (U.K.) Limited ["FIIA (U.K.)L"],
                                 Fidelity Investments Japan Limited
                                               ("FIJ")
  --Fidelity(R) VIP                Adviser: Fidelity Management &         - Seeks reasonable income. The
     Equity-Income--                   Research Company (FMR)               Fund will also consider the
     Initial Class               Subadvisers: FMRC, FRAC, FMR U.K.,         potential for capital
                                       FIIA, FIIA (U.K.)L, FIJ              appreciation. The Fund's goal
                                                                            is to achieve a yield which
                                                                            exceeds the composite yield
                                                                            on the securities comprising
                                                                            the Standard & Poor's(SM)
                                                                            Index (S&P 500(R)).

----------------------------------------------------------------------------------------------------------

 Janus Aspen Series:
  --Janus Aspen Series              Janus Capital Management LLC          - Long-term capital growth,
     Balanced                                                               consistent with preservation
     Institutional Shares                                                   of capital and balanced by
                                                                            current income.
  --Janus Aspen Series                                                    - Long-term growth of capital
     Worldwide                                                              in a manner consistent with
     Growth--Institutional                                                  the preservation of capital.
     Shares

----------------------------------------------------------------------------------------------------------

 MFS(R) Variable
 Insurance Trust(SM)
  --MFS(R) Utilities                        Massachusetts                 - Seeks total return.
     Series --                           Financial Services
     Initial Class**                       Company ("MFS")

----------------------------------------------------------------------------------------------------------

 Royce Capital Fund:
  --Royal Micro-Cap                    Royce & Associates, LLC            - Long-term growth of capital.
     Portfolio--
     Investment Class
  --Royce Small-Cap                                                       - Seeks long-term growth of
     Portfolio--                                                            capital by investing
     Investment Class                                                       primarily in equity
                                                                            securities issued by small
                                                                            companies.

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
           FUND                          INVESTMENT ADVISER                     INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series, Inc.:
  --T. Rowe Price Equity           T. Rowe Price Associates, Inc.         - Seeks to provide substantial
     Income Portfolio                                                       dividend income as well as
                                                                            long-term growth of capital
                                                                            through investments in the
                                                                            common stocks of established
                                                                            companies.

----------------------------------------------------------------------------------------------------------

 Van Eck Worldwide
 Insurance Trust:
  --Van Eck Worldwide              Van Eck Associates Corporation         - Seeks long-term capital
     Hard Assets Fund                                                       appreciation.
----------------------------------------------------------------------------------------------------------

 The Universal
 Institutional Funds,
 Inc.
  --Van Kampen UIF                         Van Kampen****                 - Seeks long-term capital
     Emerging Markets                                                       appreciation by investing
     Equity--Class I                                                        primarily in growth-oriented
                                                                            equity securities of issuers
                                                                            in emerging market countries.
  --Van Kampen UIF U.S.                                                   - Seeks above average current
     Real Estate--Class                                                     income and long-term capital
     I**                                                                    appreciation by investing
                                                                            primarily in equity
                                                                            securities of companies in
                                                                            the U.S. real estate
                                                                            industry, including real
                                                                            estate investment trusts
                                                                            ("REITs").
----------------------------------------------------------------------------------------------------------




---------------

    * The MainStay VP Value portfolio will merge with and into the MainStay VP ICAP Select Equity portfolio on May 16, 2008.



  ** Premiums or transfers will be accepted into this Investment Division as of May 9, 2008



 *** No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



**** Morgan Stanley Investment Management, Inc., the investment adviser to the
     UIF portfolios, does business in certain instances using the name "Van Kampen."


     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Portfolio or Portfolios.

     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and charges than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary regulatory approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

     OTHER POLICIES

     We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS

     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Acceptance of initial and additional premium payments is subject to our suitability standards.

     Subsequent premium payments must be mailed to one of the addresses listed on the first page of this prospectus. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized deductions from your bank, credit union or similar accounts and any other method agreed to by us.

     Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges, and a late period expires without sufficient payment, the policy will terminate. See GENERAL PROVISIONS OF THE POLICY--Termination.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges, or that are otherwise minimally funded, are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy's Cash Value. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us in writing in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus to resume the arrangement and we agree to do so.

     TERMINATION

     The policy does not terminate for failure to pay premiums because payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period, which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. The death benefit, however, will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey, and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the Cash Value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Value of the policy by presenting a signed written request providing the information we request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an other covered insured, provided by a rider attached to the policy which is still in effect, will end on the policy anniversary when the Insured is age 95. If, however, an other covered insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                              DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer:
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Divisions and/or Fixed Account you want to transfer money to;

       -- the date on which you want the transfers to be made, within limits;
          and

       -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the Variable Products Service Center (VPSC) at one of the addresses listed on the first page of this prospectus.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th, or 31st of a month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     To cancel the Dollar Cost Averaging feature you must submit a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. You, however, have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                          AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You may specify any day of the month with the exception of the 29th, 30th, or 31st of the month. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. To set up Automatic Asset Reallocation, you must send a written request, in a form acceptable to us, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     To cancel the Automatic Asset Reallocation you must send a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You can not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                                 INTEREST SWEEP

     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

       -- the date you want this feature to start;

       -- the percentage you want to be transferred to each Investment Division;
          and

       -- how often you want us to make these transfers, either monthly, quarterly, semi-annually, or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th, or 31st of a month. To set up an Interest Sweep, you must send a completed Interest Sweep form to the VPSC at one of the addresses listed on the first page of this prospectus. VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     This feature is available at no additional cost.

                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--Payment Options.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death plus the Cash Value on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

INSURED'S AGE                        INSURED'S AGE
  ON POLICY      IRC SECTION 7702      ON POLICY      IRC SECTION 7702
 ANNIVERSARY     LIFE INSURANCE %     ANNIVERSARY     LIFE INSURANCE %
-------------    ----------------    -------------    ----------------
     0-40               250                61                128
      41                243                62                126
      42                236                63                124
      43                229                64                122
      44                222                65                120
      45                215                66                119
      46                209                67                118
      47                203                68                117
      48                197                69                116
      49                191                70                115
      50                185                71                113
      51                178                72                111
      52                171                73                109
      53                164                74                107
      54                157              75-90               105
      55                150                91                104
      56                146                92                103
      57                142                93                102
      58                138                94                101
      59                134            95 & Over             100
      60                130


     The value of any additional benefits provided by rider on the Primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                           POLICY A   POLICY B
                                                           --------   --------
(1) Face amount..........................................  $100,000   $100,000
(2) Cash Value on date of death (and no loans)...........  $ 50,000   $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death................      215%       215%
(4) Cash Value multiplied by the IRC Percentage..........  $107,500   $ 86,000
(5) Death benefit = greater of (1) and (4)...............  $107,500   $100,000



     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                                  POLICY A   POLICY B   POLICY C
                                                  --------   --------   --------
(1) Face amount as shown on the Policy Data
    Page........................................  $100,000   $100,000   $200,000
(2) Cash Surrender Value on date of death.......  $ 50,000   $110,000   $110,000
(3) Death benefit after maturity = Cash
    Surrender Value.............................  $ 50,000   $110,000   $110,000




---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15-year surrender charge period only on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY--Surrender Charges.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES


     You can change the life insurance benefit option of the policy while the Primary Insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.


     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value, and a surrender charge will be assessed if a surrender charge is then currently applicable.

     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule was no longer in effect.

                       CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

     TRANSFERS

     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options will not count toward the twelve-transfer limit.

     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT.)

     REQUESTING A TRANSFER

     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with Our established procedures:

       -- submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

       -- use the IVR at 800-598-2019;

       -- speak to a customer service representative at 800-598-2019 on Business
          Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

       -- make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC, and IVR.

     It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. NYLIAC will not be able to process your request if information is missing.


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed service requests.

     Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day that NYLIAC receives the transfer request. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, then they are deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.


     Currently, if you or someone acting on your behalf requests transfers EITHER IN WRITING, BY TELEPHONE AND/OR ELECTRONICALLY into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses noted on the first page of this prospectus. We will provide you with written notice when we take this action.



     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within 90 days of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.




     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.


     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

     (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

               a) impeding a portfolio manager's ability to sustain an investment objective;

               b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

               c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     -- Transfer Charge -- We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

          (1) submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

          (2) use the Interactive Voice Response system at 800-598-2019;

          (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or

          (4) make your request through the VSC.


     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.



     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 pm (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. (See ''HOW TO REACH US FOR POLICY SERVICES" for more information.)


     INVESTMENT RETURN

     The investment return of a policy is based on:

       -- The Accumulation Units held in each Investment Division,

       -- The investment experience of each Investment Division as measured by its actual net rate of return, and

       -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day that the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE

     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at one of the Variable Products Service Center addresses listed on the first page of this prospectus. The written request for surrender is deemed received on the date that they are received by mail at VPSC or such other location that we indicate to you in writing. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of regular trading on the New York Stock Exchange, they are deemed received on the next Business Day.

     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

     Your policy may lapse without value if the cash surrender value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

     PARTIAL WITHDRAWALS


     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, by sending a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling a service representative at (800) 598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day that we receive the request for the partial withdrawal at our Variable Products Service Center. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY--Other Charges--Partial Withdrawal Charge.


     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

                              POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). In addition, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

     LOAN INTEREST

     The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate, which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year that a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See LOAN REPAYMENT below).

     If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

       -- the policy anniversary;

       -- the date you increase or repay a loan;

       -- the date you surrender the policy;

       -- the date the policy lapses; or

       -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.

     LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate, and in no event less than 4%.

     Currently, the amount in the Fixed Account that is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

     THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as an additional new loan under the Code. If the policy is a modified endowment contract a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. You, however, may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when VPSC receives your written request, in a form acceptable to us, at one of the addresses listed on the first page of this prospectus.

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance that we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at one of the Variable Products Service Centers listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age, and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special shareholder meetings will be called when necessary.

     To the extent required by law, whenever a special shareholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.


     The number of available votes of an Eligible Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the relevant Fund.


     Fund shares for which no timely instructions are received will be voted in proportion to the timely voting instructions received from all policies participating in that Investment Division. As a result, because of proportional voting, a small number of policy owners may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company or in any other form permitted by law;


       -- deregister the Separate Account under the 1940 Act;


       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts; and

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*


DIRECTORS:                                           POSITIONS DURING LAST FIVE
                                                     YEARS:

Scott L. Berlin....................................  Senior Vice President in charge of the Individual Life
                                                     Department, New York Life, March
                                                     2008 to date; Senior Vice
                                                     President, New York Life, March
                                                     2005 to March 2008; Vice
                                                     President, September 2003 to
                                                     March 2005; Corporate Vice
                                                     President and Actuary, August
                                                     2002 to September 2003; Actuary,
                                                     August 2001 to August 2002;
                                                     Associate Actuary, August 2000
                                                     to August 2001; Assistant
                                                     Actuary March 2000 to August
                                                     2000. Senior Vice President in
                                                     charge of Individual Life,
                                                     NYLIAC, April 2005 to date; Vice
                                                     President, January 2005 to April
                                                     2005; Director, April 2005 to
                                                     date.

Frank M. Boccio....................................  Executive Vice President and
                                                     Chief Administrative Officer,
                                                     New York Life, September 2007 to
                                                     date; Senior Vice President and
                                                     Chief Administrative Officer,
                                                     Life and Annuity, January 2002
                                                     to September 2007; Senior Vice
                                                     President, Individual Policy
                                                     Services, July 1995 to January
                                                     2002. Senior Vice President,
                                                     NYLIAC, August 2001 to date;
                                                     Director, December 1998 to date.


Solomon Goldfinger.................................  Senior Vice President and Senior
                                                     Advisor to the President, New
                                                     York Life, July 2007 to date;
                                                     Senior Vice President and Senior
                                                     Advisor to the Chief Operating
                                                     Officer, March 2007 to July
                                                     2007; Senior Vice President and
                                                     Chief Operating Officer, Life
                                                     and Annuity, October 2005 to
                                                     March 2007; Senior Vice
                                                     President and Chief Financial
                                                     Officer, Life and Annuity,
                                                     January 2004 to October 2005.
                                                     Senior Vice President, Chief
                                                     Financial Officer and Chief of
                                                     Staff, January 1997 to January
                                                     2004. Senior Vice President and
                                                     Chief Financial Officer, NYLIAC,
                                                     September 2001 to April 2006;
                                                     Senior Vice President, April
                                                     1992 to date; Director, May 1998
                                                     to date.

Theodore A. Mathas.................................  President and Chief Operating
                                                     Officer, New York Life, July
                                                     2007 to date; Vice-Chairman of
                                                     the Board and Chief Operating
                                                     Officer, July 2006 to July 2007;
                                                     Executive Vice President and Co-
                                                     Head, U.S. Insurance Operations,
                                                     January 2004 to July 2006;
                                                     Senior Vice President and Chief
                                                     Operating Officer, March 2001 to
                                                     January 2004; Senior Vice
                                                     President and Chief Operating
                                                     Officer, Agency Department,
                                                     August 1999 to March 2001.
                                                     Director of NYLIFE Securities,
                                                     Inc., August 1997 to date. Vice
                                                     Chairman of the Board and Chief
                                                     Operating Officer, NYLIAC, July
                                                     2006, to date; Executive Vice
                                                     President and Chief Operating
                                                     Officer, December 2002 to July
                                                     2006; Director, August 2001 to
                                                     date.

John R. Meyer......................................  Senior Vice President in charge of the Individual Annuity
                                                     Department, New York Life, March
                                                     2008 to date; Senior Vice
                                                     President, Individual Annuity
                                                     Department, March 1999 to March
                                                     2008; Senior Vice President,
                                                     NYLIAC, August 2002 to date;
                                                     Director, October 2003 to date.

Arthur H. Seter....................................  Senior Vice President and Deputy
                                                     Chief Investment Officer, New
                                                     York Life, July 2006 to date;
                                                     Senior Managing Director, New
                                                     York Life Investment Management
                                                     LLC, January 2000 to June 2006;
                                                     Vice President, New York Life,
                                                     August 1981 to December 1999;
                                                     Director, NYLIAC, June 2006 to
                                                     date.


Michael E. Sproule.................................  Executive Vice President and
                                                     Chief Financial Officer, New
                                                     York Life, March 2003 to date;
                                                     Senior Vice President, March
                                                     1999 to March 2003; Chief
                                                     Financial Officer, May 2002 to
                                                     date; Acting Chief Financial
                                                     Officer, August 2001 to May
                                                     2002. Director, NYLIAC, June
                                                     2002 to date.

Joel M. Steinberg..................................  Senior Vice President and Chief
                                                     Financial Officer of Life and
                                                     Annuity, New York Life, March
                                                     2006 to date; Senior Vice
                                                     President and Chief Actuary,
                                                     September 2001 to March 2006;
                                                     Vice President and Actuary,
                                                     March 1998 to September 2001.
                                                     Senior Vice President and Chief
                                                     Financial Officer, NYLIAC, April
                                                     2006 to date; Director, January
                                                     2006 to date; Senior Vice
                                                     President and Chief Actuary,
                                                     December 2001 to July 2006; Vice
                                                     President and Actuary, May 1998
                                                     to December 2001.

Seymour Sternberg..................................  Chairman of the Board and Chief
                                                     Executive Officer, New York
                                                     Life, April 1997 to date; also
                                                     President, October 1995 to
                                                     September 2002, and Chief
                                                     Operating Officer, October 1995
                                                     to April 1997. Director, NYLIAC,
                                                     November 1995 to date.

PRINCIPAL OFFICERS:                                  POSITIONS DURING LAST FIVE
                                                     YEARS:

Christopher O. Blunt...............................  Senior Vice President and Chief
                                                     Operating Officer of Life &
                                                     Annuity, New York Life, March
                                                     2007 to date. Executive Vice
                                                     President, New York Life
                                                     Investment Management LLC, June
                                                     2004 to February 2007. Senior
                                                     Vice President and Chief
                                                     Operating Officer for Life &
                                                     Annuity, NYLIAC, March 2007 to
                                                     date. CEO, Giving Capital, April
                                                     2001 to March 2004.

John A. Cullen.....................................  Senior Vice President,
                                                     Controller and Chief Accounting
                                                     Officer, New York Life,
                                                     September 2002 to date; Vice
                                                     President and Deputy Controller,
                                                     December 1999 to August 2002;
                                                     Vice President, March 1988 to
                                                     August 2002. Senior Vice
                                                     President, NYLIAC, December 2002
                                                     to date; Vice President,
                                                     December 1999 to December 2002;
                                                     Controller, December 1999 to
                                                     December 2002.


Thomas F. English..................................  SVP and Chief Insurance Counsel,
                                                     New York Life, September 2007 to
                                                     date; Senior Vice President and
                                                     General Counsel, New York Life,
                                                     April 2005 to September 2007,
                                                     Senior Vice President and Deputy
                                                     General Counsel, January 2000 to
                                                     April 2005. Senior Vice
                                                     President and General Counsel,
                                                     NYLIAC, April 2005 to date,
                                                     Senior Vice President and Deputy
                                                     General Counsel, January 2000 to
                                                     April 2005.

Catherine A. Marrion...............................  Vice President and Associate
                                                     General Counsel, New York Life,
                                                     March 2001 to date; Corporate
                                                     Vice President, Associate
                                                     General Counsel and Assistant
                                                     Secretary, December 1999 to
                                                     March 2001. Vice President and
                                                     Secretary, NYLIAC, March 2000 to
                                                     date.

Barbara J. McInerney...............................  Senior Vice President and Chief
                                                     Compliance Officer, New York
                                                     Life, March 2008 to date; Senior
                                                     Vice President in charge of
                                                     Corporate Compliance, September
                                                     2000 to March 2008; Senior Vice
                                                     President in charge of Corporate
                                                     Compliance, NYLIAC, August 2001
                                                     to date; Vice President in
                                                     charge of Corporate Compliance,
                                                     August 2000 to August 2001.

Robert D. Rock.....................................  Senior Vice President, New York
                                                     Life, March 2008 to date; Senior
                                                     Vice President and Chief
                                                     Investment Officer, Life and
                                                     Annuity, January 2004 to March
                                                     2008; Senior Vice President,
                                                     Individual Annuity, February
                                                     1991 to January 2004. Senior
                                                     Vice President and Chief
                                                     Investment Officer, NYLIAC,
                                                     April 2004 to date; Senior Vice
                                                     President, January 1991 to April
                                                     2004; Director, January 1991 to
                                                     June 2007.

Angelo J. Scialabba................................  First Vice President, New York
                                                     Life. November 2006 to date;
                                                     Vice President, March 1998 to
                                                     November 2006. First Vice
                                                     President and Controller,
                                                     NYLIAC, November 2006 to date;
                                                     Vice President and Controller,
                                                     January 2005 to November 2006.


Gary W. Scofield...................................  Senior Vice President and Chief
                                                     Actuary, New York Life, May 2007
                                                     to date; First Vice President
                                                     and Deputy Chief Actuary, March
                                                     2006 to May 2007; Vice President
                                                     and Chief Actuary, August 2003
                                                     to February 2006; Vice President
                                                     and Actuary, Annuity and Life
                                                     Re, January 1999 to July 2003.
                                                     Senior Vice President and Chief
                                                     Actuary, NYLIAC, May 2007 to
                                                     date; First Vice President and
                                                     Deputy Chief Actuary, March 2006
                                                     to April 2007; Vice President
                                                     and Actuary, December 2003 to
                                                     February 2006.

Eileen T. Slevin...................................  Senior Vice President and Chief
                                                     Information Officer, New York
                                                     Life, July 2007 to date. Senior
                                                     Vice President 1999 to date.
                                                     Senior Vice President and Chief
                                                     Information Officer, NYLIAC,
                                                     July 2007 to date.

Gary E. Wendlandt..................................  Senior Executive Vice President
                                                     for Investment and Finance and
                                                     Chief Investment Officer, New
                                                     York Life, July 2006 to date;
                                                     Executive Vice President in
                                                     charge of Investment Management,
                                                     May 1999 to July 2006. Chief
                                                     Executive Officer of New York
                                                     Life Investment Management, LLC,
                                                     December 1999 to date; Chairman,
                                                     March 2000 to date. Senior
                                                     Executive Vice President,
                                                     NYLIAC, July 2006 to date;
                                                     Executive Vice President, March
                                                     2000 to July 2006.

Richard J. Witterschein............................  First Vice President and
                                                     Treasurer, New York Life, July
                                                     2007 to date; Vice President and
                                                     Assistant Treasurer, March 2006
                                                     to June 2007; Corporate Vice
                                                     President, March 2000 to
                                                     February 2006. First Vice
                                                     President and Treasurer, NYLIAC,
                                                     July 2007 to date; Vice
                                                     President and Assistant
                                                     Treasurer June 2006 to July
                                                     2007.




---------------
* Principal business address is 51 Madison Avenue, New York, New York 10010.

                                THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's General Account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.


     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year. This means, for example if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.


     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.

     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE--Limits on Transfers.

     See the policy for details and a description of the Fixed Account.

                        FEDERAL INCOME TAX CONSIDERATIONS

     OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

     CHARGES FOR TAXES

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, we do not charge the separate account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.


     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of Separate Account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of Separate Account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

     LIFE INSURANCE STATUS OF POLICY


     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under "IRC Section 101(j) -- Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section
101(j) -- Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Primary Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)



     IRC SECTION 101(J) -- IMPACT ON EMPLOYER-OWNED POLICIES



     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:


     (1) the insured was an individual who was an employee within 12 months of his death;


     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $105,000 (for 2008), directors and anyone else in the top 35 percent of employees based on compensation;


     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.


     Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.



     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

     MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.


     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

     POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

     CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured or if you do not have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, employee, or because the Primary Insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may enact.

     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or Beneficiary.

     WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                       ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, and during the Insured's lifetime, you can send a written request that we reinstate the policy to one of the addresses listed on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must also receive the following:

       -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

       -- Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

       -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance what your instructions at the time you make such payment. Payments received after 4:00 p.m. on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of any additional premiums due, which is an amount that is sufficient to keep the policy in force for at least 3 months.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

     ADDITIONAL BENEFITS PROVIDED BY RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.

     ACCIDENTAL DEATH BENEFIT

     This rider provides an additional death benefit if the Primary Insured's death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the Primary Insured occurs before the Primary Insured's first birthday or after the policy anniversary on which the Primary Insured is age 70. There is an additional charge for this rider.

     CHILDREN'S INSURANCE RIDER

     This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the Primary Insured (a "covered child") who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. No child is covered under the rider, however, until the 15(th) day after birth.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

       -- the policy anniversary on which the covered child is age 25; and

       -- the policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion. To convert this rider, you must send a completed Children's Insurance Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

     There is an additional charge for this rider.

     GUARANTEED INSURABILITY RIDER

     This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the Primary Insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

       -- the marriage of the Primary Insured;

       -- the birth of a living child to the Primary Insured; or

       -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the Primary Insured's age when the policy was issued. The multiples are set forth below:

AGE AT
ISSUE                     MULTIPLE
------                    --------
 0-21        5 times face amount
22-37        2 times face amount
38-43        1 times face amount


     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date. To exercise this rider, you must send a completed Guaranteed Insurability Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

     There is an additional charge for this rider.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER

     We no longer offer this rider for sale. If you previously purchased this rider, however, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the Primary Insured's age 70, 80, or
95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

     GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)


Cumulative                  Cumulative partial    must be at least    Cumulative monthly GMDB
premium payments    less    withdrawals           equal to            premiums from the Policy Date to
to date                     to date                                   the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.

     (b) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

------------------------------------------------------------------------
                         CALCULATION STEPS
------------------------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  STEP 2
  Result of Step 1 X Interest factor (varies)
  STEP 3
  Result of Step 1--Result of Step 2
  STEP 4
  Result of Step 3--Update loan--Administrative Fee


     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.

     MONTHLY DEDUCTION WAIVER

     This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the Primary Insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

       -- the monthly cost of insurance for the base policy;

       -- the monthly cost of riders, if any; and

       -- the monthly contract charge.

     You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the Primary Insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

       -- If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the Primary Insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

       -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the Primary Insured is age 65.

     We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     There is an additional charge for this rider.

     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION

     This rider allows a spouse who is the Beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Primary Insured dies. This rider is included in the policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

       -- the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

       -- $5,000,000.

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.

     TERM INSURANCE ON OTHER COVERED INSURED RIDER

     This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the Primary Insured). The Primary Insured can also be covered under this rider.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured" (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.

     You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect. To exercise this rider, you must send a completed form to VPSC at one of the addresses listed on the first page of this prospectus.

     The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.

     There is an additional charge for this rider.

     PAYMENT OPTIONS

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at the Variable Products Service Center, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our general account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy, which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                        2036 AND
 EARLIER    1996-2005    2006-2015    2016-2025    2026-2035      LATER
--------    ---------    ---------    ---------    ---------    --------
   +2           +1           0            -1           -2          -3


     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.


     Who is named as Owner and Beneficiary may impact whether and to what extent the Life insurance Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.


     To change a revocable beneficiary while the insured is living, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT

     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of such assignment at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     TRANSFER OF OWNERSHIP

     The current policy owner (on non-qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the

Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new owner(s) submit financial and suitability information as well.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value, and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the death of the Primary Insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, loan proceeds, partial withdrawals, or the death benefit proceeds generally within seven days after we receive all of the necessary requirements at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:

       -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

       -- The SEC, by order, permits us to delay payment in order to protect our policyowners.

       -- Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at one of the Variable Products Service Centers listed on the first page of this prospectus. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail to you at your last known address of record a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on "How To Reach Us for Policy Services.") In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.


     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions. NYLIAC's obligations under the policy are subject to its claim-paying ability, and are not backed or guaranteed by NYLIC.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.


     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year.(1) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy's Target Premium during Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3 and 4, 6.5% in Policy Years 5 and 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, 3.5% in Policy Years 11-15, plus 3.5% of premiums paid in excess of such amount in Policy Years 1-15. The "Target Premium" is the calculation of the maximum commission payable based on the policyowner's age at the inception of the policy, gender, and face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.


     The total commissions paid during the fiscal years ended December 31, 2007, 2006, and 2005 were $1,793,838, $2,994,654 and $3,038,201 respectively. NYLIFE
Distributors did not retain any of these commissions.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.


----------
1 Assumes a discount rate of 6%. Additional assumptions for the VUL product are Male Issue Age 36, issued preferred, with a planned annual premium of $2,750 and an initial face amount of $250,000.

     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.


     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              FINANCIAL STATEMENTS

     The consolidated balance sheet of NYLIAC as of December 31, 2007 and 2006, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2007 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2007, and the statement of operations, of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included. The independent registered public accounting firm is PricewaterhouseCoopers LLP, New York, NY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS



GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2007






                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         CAPITAL
                                           BALANCED--          BOND--        APPRECIATION--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $9,933,300        $30,380,161      $237,777,254
  Dividends due and accrued...........             --                 --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           (789)             9,087             1,281

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          7,917             34,960           350,627
     Administrative charges...........            907              3,502            45,013
                                           ----------        -----------      ------------
       Total net assets...............     $9,923,687        $30,350,786      $237,382,895
                                           ==========        ===========      ============

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $3,477,041        $13,104,625      $168,430,216
     Group 2 Policies.................      1,921,945         10,730,941        60,490,563
     Group 3 Policies.................             --          1,169,742           462,122
     Group 4 Policies.................      4,524,701          5,345,478         7,999,994
                                           ----------        -----------      ------------
       Total net assets...............     $9,923,687        $30,350,786      $237,382,895
                                           ==========        ===========      ============
     Group 1 variable accumulation
       unit value.....................     $    11.82        $     21.03      $      24.43
                                           ==========        ===========      ============
     Group 2 variable accumulation
       unit value.....................     $    11.89        $     15.65      $       9.29
                                           ==========        ===========      ============
     Group 3 variable accumulation
       unit value.....................     $       --        $     13.60      $      11.99
                                           ==========        ===========      ============
     Group 4 variable accumulation
       unit value.....................     $    12.05        $     13.27      $      13.45
                                           ==========        ===========      ============


Identified Cost of Investment.........     $9,955,530        $29,644,611      $186,722,085
                                           ==========        ===========      ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                          MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
        MAINSTAY VP         COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH
           CASH             STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--
        MANAGEMENT       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
      ---------------------------------------------------------------------------------------------------------------------------


        $50,395,990      $116,454,652       $2,600,528        $42,578,301        $7,752,912        $18,824,839       $17,109,983
            167,898                --               --                 --            41,259                 --                --

             17,193             6,745           42,256             15,549             3,181             48,058            24,513



             36,573           159,438            2,441             47,555             5,950             21,177            14,066
              3,645            18,396              317              3,265               653              2,215             1,522
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $50,540,863      $116,283,563       $2,640,026        $42,543,030        $7,790,749        $18,849,505       $17,118,908
        ===========      ============       ==========        ===========        ==========        ===========       ===========



        $15,061,887      $ 70,275,532       $1,263,641        $12,341,994        $2,344,960        $ 8,394,013       $ 6,399,861
         11,840,438        37,366,845          415,678         21,168,151         1,618,789          6,014,364         3,802,647
         13,675,583           879,885               --            480,659         1,000,030            413,543                --
          9,962,955         7,761,301          960,707          8,552,226         2,826,970          4,027,585         6,916,400
        -----------      ------------       ----------        -----------        ----------        -----------       -----------
        $50,540,863      $116,283,563       $2,640,026        $42,543,030        $7,790,749        $18,849,505       $17,118,908
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.55      $      34.85       $    11.48        $     24.52        $    10.89        $     19.62       $     12.25
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.24      $      13.21       $    11.40        $     17.34        $    10.95        $     15.19       $     12.10
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.18      $      13.51       $       --        $     16.60        $    10.61        $     13.01       $        --
        ===========      ============       ==========        ===========        ==========        ===========       ===========
        $      1.15      $      15.46       $    11.51        $     16.75        $    11.10        $     12.77       $     12.22
        ===========      ============       ==========        ===========        ==========        ===========       ===========


        $50,396,150      $106,846,716       $2,585,321        $33,400,257        $8,029,281        $18,628,747       $16,664,089
        ===========      ============       ==========        ===========        ==========        ===========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT      INTERNATIONAL
                                             BOND--           EQUITY--          EQUITY--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $105,951,170       $27,958,259       $67,417,112
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          72,881            14,356           (22,410)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................         118,631            27,224            70,539
     Administrative charges...........          13,760             1,795             7,689
                                          ------------       -----------       -----------
       Total net assets...............    $105,891,660       $27,943,596       $67,316,474
                                          ============       ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 52,218,120       $ 7,024,315       $29,328,804
     Group 2 Policies.................      27,661,905        12,628,996        18,671,587
     Group 3 Policies.................       1,901,275           424,652                --
     Group 4 Policies.................      24,110,360         7,865,633        19,316,083
                                          ------------       -----------       -----------
       Total net assets...............    $105,891,660       $27,943,596       $67,316,474
                                          ============       ===========       ===========
     Group 1 variable accumulation
       unit value.....................    $      28.25       $     13.92       $     27.42
                                          ============       ===========       ===========
     Group 2 variable accumulation
       unit value.....................    $      18.19       $     14.94       $     16.98
                                          ============       ===========       ===========
     Group 3 variable accumulation
       unit value.....................    $      18.62       $     15.81       $        --
                                          ============       ===========       ===========
     Group 4 variable accumulation
       unit value.....................    $      17.77       $     15.92       $     20.89
                                          ============       ===========       ===========


Identified Cost of Investment.........    $ 99,764,355       $25,644,639       $56,625,228
                                          ============       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                                  MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP
         LARGE CAP          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500
         GROWTH--           CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $26,909,831       $37,066,714       $47,672,661       $40,243,913       $11,725,161       $21,667,546      $286,819,626
                 --                --                --                --                --                --                --

             35,820            51,259            25,782             3,898            13,595            78,470           (51,139)



             28,925            33,908            40,791            37,968            10,355            20,048           356,742
              1,348             3,418             3,645             3,587             1,093             2,141            40,823
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $26,915,378       $37,080,647       $47,654,007       $40,206,256       $11,727,308       $21,723,827      $286,370,922
        ===========       ===========       ===========       ===========       ===========       ===========      ============



        $ 5,669,939       $13,176,712       $13,697,815       $13,762,084       $ 4,593,759       $ 8,640,447      $154,823,166
         15,653,249        10,340,484        14,417,786        12,856,673         3,125,805         5,767,567        85,692,231
            486,534                --                --                --                --                --         4,322,017
          5,105,656        13,563,451        19,538,406        13,587,499         4,007,744         7,315,813        41,533,508
        -----------       -----------       -----------       -----------       -----------       -----------      ------------
        $26,915,378       $37,080,647       $47,654,007       $40,206,256       $11,727,308       $21,723,827      $286,370,922
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $      8.97       $     18.14       $     16.43       $     14.60       $     11.80       $     12.08      $      37.28
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     12.24       $     18.50       $     17.23       $     14.78       $     11.71       $     11.92      $      12.31
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     12.33       $        --       $        --       $        --       $        --       $        --      $      14.14
        ===========       ===========       ===========       ===========       ===========       ===========      ============
        $     13.97       $     19.88       $     19.71       $     15.19       $     11.90       $     12.10      $      15.40
        ===========       ===========       ===========       ===========       ===========       ===========      ============


        $20,621,868       $35,437,602       $39,045,782       $39,497,148       $11,471,418       $20,990,487      $216,147,901
        ===========       ===========       ===========       ===========       ===========       ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007




                                           MAINSTAY VP       MAINSTAY VP
                                            SMALL CAP           TOTAL          MAINSTAY VP
                                            GROWTH--          RETURN--           VALUE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $20,178,380       $64,428,471       $81,499,313
  Dividends due and accrued...........              --                --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           7,545            32,257            22,828

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................          16,827            90,422           105,176
     Administrative charges...........           1,395            11,617            12,821
                                           -----------       -----------       -----------
       Total net assets...............     $20,167,703       $64,358,689       $81,404,144
                                           ===========       ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 5,033,560       $44,163,570       $49,350,573
     Group 2 Policies.................       6,580,178        15,890,375        21,948,144
     Group 3 Policies.................              --           239,634           696,552
     Group 4 Policies.................       8,553,965         4,065,110         9,408,875
                                           -----------       -----------       -----------
       Total net assets...............     $20,167,703       $64,358,689       $81,404,144
                                           ===========       ===========       ===========
     Group 1 variable accumulation
       unit value.....................     $     11.15       $     25.40       $     27.62
                                           ===========       ===========       ===========
     Group 2 variable accumulation
       unit value.....................     $     11.54       $     12.50       $     16.62
                                           ===========       ===========       ===========
     Group 3 variable accumulation
       unit value.....................     $        --       $     13.64       $     14.52
                                           ===========       ===========       ===========
     Group 4 variable accumulation
       unit value.....................     $     13.57       $     14.46       $     14.81
                                           ===========       ===========       ===========


Identified Cost of Investment.........     $20,386,532       $62,740,327       $70,303,110
                                           ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









           ALGER              ALGER            AMERICAN
         AMERICAN           AMERICAN          CENTURY VP          AMERICAN          AMERICAN         CVS CALVERT       DREYFUS IP
         LEVERAGED            SMALL            INFLATION         CENTURY VP        CENTURY VP          SOCIAL          TECHNOLOGY
         ALL CAP--      CAPITALIZATION--     PROTECTION--     INTERNATIONAL--        VALUE--          BALANCED          GROWTH--
      CLASS O SHARES     CLASS O SHARES        CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES
      -----------------------------------------------------------------------------------------------------------------------------


         $488,763          $53,744,316          $74,985          $2,730,022         $842,625         $4,829,768        $11,352,857
               --                   --              231                  --               --                 --                 --

              (62)                (875)              --                  36              (32)             8,490              6,702



               --               67,784               --                  --               --              5,495              9,850
               --                6,546               --                  --               --                444                910
         --------          -----------          -------          ----------         --------         ----------        -----------
         $488,701          $53,669,111          $75,216          $2,730,058         $842,593         $4,832,319        $11,348,799
         ========          ===========          =======          ==========         ========         ==========        ===========



         $     --          $23,986,096          $    --          $       --         $     --         $1,712,705        $ 3,474,920
               --           20,855,485               --                  --               --          2,182,561          3,328,566
          488,701              907,308           75,216           2,730,058          842,593                 --            241,816
               --            7,920,222               --                  --               --            937,053          4,303,497
         --------          -----------          -------          ----------         --------         ----------        -----------
         $488,701          $53,669,111          $75,216          $2,730,058         $842,593         $4,832,319        $11,348,799
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     17.05          $    --          $       --         $     --         $    17.45        $     10.69
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     12.97          $    --          $       --         $     --         $    12.44        $     11.17
         ========          ===========          =======          ==========         ========         ==========        ===========
         $  23.51          $     20.75          $ 11.75          $    22.87         $  17.03         $       --        $     14.36
         ========          ===========          =======          ==========         ========         ==========        ===========
         $     --          $     22.57          $    --          $       --         $     --         $    14.21        $     14.46
         ========          ===========          =======          ==========         ========         ==========        ===========


         $416,280          $30,556,563          $73,034          $2,484,196         $912,210         $4,608,674        $ 9,305,777
         ========          ===========          =======          ==========         ========         ==========        ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                                                                FIDELITY(R)
                                           DREYFUS VIF       FIDELITY(R)            VIP
                                           DEVELOPING            VIP              EQUITY-
                                            LEADERS--      CONTRAFUND(R)--       INCOME--
                                         INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                         ---------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $1,161,102        $217,913,694       $74,582,469
  Dividends due and accrued...........             --                  --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           (128)             80,641           (90,195)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             --             264,101            81,744
     Administrative charges...........             --              28,604             8,909
                                           ----------        ------------       -----------
       Total net assets...............     $1,160,974        $217,701,630       $74,401,621
                                           ==========        ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $       --        $106,765,908       $34,182,159
     Group 2 Policies.................             --          68,720,764        21,777,708
     Group 3 Policies.................      1,160,974           6,943,366         3,044,412
     Group 4 Policies.................             --          35,271,592        15,397,342
                                           ----------        ------------       -----------
       Total net assets...............     $1,160,974        $217,701,630       $74,401,621
                                           ==========        ============       ===========
     Group 1 variable accumulation
       unit value.....................     $       --        $      32.66       $     23.49
                                           ==========        ============       ===========
     Group 2 variable accumulation
       unit value.....................     $       --        $      19.26       $     16.33
                                           ==========        ============       ===========
     Group 3 variable accumulation
       unit value.....................     $    13.86        $      20.36       $     16.10
                                           ==========        ============       ===========
     Group 4 variable accumulation
       unit value.....................     $       --        $      20.35       $     15.97
                                           ==========        ============       ===========

Identified Cost of Investment.........     $1,410,043        $202,537,061       $74,231,157
                                           ==========        ============       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                                                    JANUS ASPEN
                                            FIDELITY(R)                                           JANUS ASPEN         SERIES
        FIDELITY(R)       FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP
            VIP               VIP           INVESTMENT            VIP               VIP           BALANCED--         GROWTH--
         GROWTH--         INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


        $2,257,204        $2,818,194         $795,494         $3,433,762        $4,218,948       $127,383,112        $461,581
                --                --               --                 --                --                 --              --

                --               (36)             (35)              (208)             (127)          (106,539)            (39)



                --                --               --                 --                --            159,959              --
                --                --               --                 --                --             12,276              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,257,204        $2,818,158         $795,459         $3,433,554        $4,218,821       $127,104,338        $461,542
        ==========        ==========         ========         ==========        ==========       ============        ========



        $       --        $       --         $     --         $       --        $       --       $ 46,207,443        $     --
                --                --               --                 --                --         65,145,604              --
         2,257,204         2,818,158          795,459          3,433,554         4,218,821            656,011         461,542
                --                --               --                 --                --         15,095,280              --
        ----------        ----------         --------         ----------        ----------       ------------        --------
        $2,257,204        $2,818,158         $795,459         $3,433,554        $4,218,821       $127,104,338        $461,542
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      27.84        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      15.84        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========
        $    13.44        $    13.78         $  12.44         $    24.82        $    21.16       $      15.37        $  19.57
        ==========        ==========         ========         ==========        ==========       ============        ========
        $       --        $       --         $     --         $       --        $       --       $      15.48        $     --
        ==========        ==========         ========         ==========        ==========       ============        ========

        $1,970,628        $2,674,079         $784,485         $3,179,697        $3,576,644       $100,048,720        $355,271
        ==========        ==========         ========         ==========        ==========       ============        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007


                                           JANUS ASPEN
                                             SERIES            MFS(R)            MFS(R)
                                            WORLDWIDE         INVESTORS            NEW
                                            GROWTH--            TRUST           DISCOVERY
                                          INSTITUTIONAL       SERIES--          SERIES--
                                             SHARES         INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....    $123,042,466        $203,204          $523,522
  Dividends due and accrued...........              --              --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................          96,066             132                --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................         165,858              --                --
     Administrative charges...........          15,241              --                --
                                          ------------        --------          --------
       Total net assets...............    $122,957,433        $203,336          $523,522
                                          ============        ========          ========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 57,828,601        $     --          $     --
     Group 2 Policies.................      56,285,069              --                --
     Group 3 Policies.................       1,019,279         203,336           523,522
     Group 4 Policies.................       7,824,484              --                --
                                          ------------        --------          --------
       Total net assets...............    $122,957,433        $203,336          $523,522
                                          ============        ========          ========
     Group 1 variable accumulation
       unit value.....................    $      21.42        $     --          $     --
                                          ============        ========          ========
     Group 2 variable accumulation
       unit value.....................    $      11.77        $     --          $     --
                                          ============        ========          ========
     Group 3 variable accumulation
       unit value.....................    $      13.60        $  14.33          $  13.71
                                          ============        ========          ========
     Group 4 variable accumulation
       unit value.....................    $      14.59        $     --          $     --
                                          ============        ========          ========


Identified Cost of Investment.........    $106,631,870        $179,039          $531,938
                                          ============        ========          ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                             NEUBERGER
                                            BERMAN AMT           PIMCO                               PIMCO             PIMCO
          MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             REAL              TOTAL
         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--       RETURN--          RETURN--
         SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $110,591         $1,628,830         $182,636           $76,535           $   --            $90,828          $412,233
               --                 --               --               225               --                285             1,065

               --                 82                7                --               --                 --               (37)



               --                 --               --                --               --                 --                --
               --                 --               --                --               --                 --                --
         --------         ----------         --------           -------           ------            -------          --------
         $110,591         $1,628,912         $182,643           $76,760           $   --            $91,113          $413,261
         ========         ==========         ========           =======           ======            =======          ========


         $     --         $       --         $     --           $    --           $   --            $    --          $     --
               --                 --               --                --               --                 --                --
          110,591          1,628,912          182,643            76,760               --             91,113           413,261
               --                 --               --                --               --                 --                --
         --------         ----------         --------           -------           ------            -------          --------
         $110,591         $1,628,912         $182,643           $76,760           $   --            $91,113          $413,261
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========
         $  12.47         $    32.87         $  19.37           $ 11.54           $10.18            $ 11.03          $  11.22
         ========         ==========         ========           =======           ======            =======          ========
         $     --         $       --         $     --           $    --           $   --            $    --          $     --
         ========         ==========         ========           =======           ======            =======          ========


         $108,971         $1,534,247         $143,439           $71,777           $   --            $95,712          $424,819
         ========         ==========         ========           =======           ======            =======          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2007



                                                                                     T. ROWE
                                               ROYCE               ROYCE              PRICE
                                             MICRO-CAP           SMALL-CAP           EQUITY
                                            PORTFOLIO--         PORTFOLIO--          INCOME
                                         INVESTMENT CLASS    INVESTMENT CLASS       PORTFOLIO
                                         ------------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $7,557,479          $4,606,142         $71,567,683
  Dividends due and accrued...........              --                  --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           9,442              12,288              27,308

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           6,187               3,826              69,378
     Administrative charges...........             555                 321               5,641
                                            ----------          ----------         -----------
       Total net assets...............      $7,560,179          $4,614,283         $71,519,972
                                            ==========          ==========         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $2,186,619          $1,298,074         $21,548,647
     Group 2 Policies.................       2,214,735           1,512,700          27,215,403
     Group 3 Policies.................              --                  --           2,085,200
     Group 4 Policies.................       3,158,825           1,803,509          20,670,722
                                            ----------          ----------         -----------
       Total net assets...............      $7,560,179          $4,614,283         $71,519,972
                                            ==========          ==========         ===========
     Group 1 variable accumulation
       unit value.....................      $    12.78          $    11.26         $     17.01
                                            ==========          ==========         ===========
     Group 2 variable accumulation
       unit value.....................      $    12.76          $    11.21         $     17.33
                                            ==========          ==========         ===========
     Group 3 variable accumulation
       unit value.....................      $       --          $       --         $     15.92
                                            ==========          ==========         ===========
     Group 4 variable accumulation
       unit value.....................      $    12.84          $    11.47         $     16.02
                                            ==========          ==========         ===========


Identified Cost of Investment.........      $8,083,048          $4,966,094         $66,126,206
                                            ==========          ==========         ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









          T. ROWE                                             VAN KAMPEN        VAN KAMPEN        VAN KAMPEN
           PRICE            VAN ECK                          UIF EMERGING      UIF EMERGING        UIF U.S.
         LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS            REAL
         TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--          ESTATE--
         PORTFOLIO          RETURN          HARD ASSETS         CLASS I           CLASS I           CLASS I
      --------------------------------------------------------------------------------------------------------


         $273,763          $477,268         $35,092,619        $313,890         $84,280,137       $  880,652
              945                --                  --              --                  --               --

              (36)                7              79,552              --              55,595             (192)



               --                --              29,167              --             102,588               --
               --                --               2,984              --              10,087               --
         --------          --------         -----------        --------         -----------       ----------
         $274,672          $477,275         $35,140,020        $313,890         $84,223,057       $  880,460
         ========          ========         ===========        ========         ===========       ==========



         $     --          $     --         $11,630,958        $     --         $35,299,167       $       --
               --                --           8,621,395              --          29,608,105               --
          274,672           477,275           1,965,724         313,890           1,645,584          880,460
               --                --          12,921,943              --          17,670,201               --
         --------          --------         -----------        --------         -----------       ----------
         $274,672          $477,275         $35,140,020        $313,890         $84,223,057       $  880,460
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     20.36        $     --         $     33.95       $       --
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     19.69        $     --         $     35.13       $       --
         ========          ========         ===========        ========         ===========       ==========
         $  11.89          $  10.74         $     38.71        $  15.96         $     38.36       $    21.94
         ========          ========         ===========        ========         ===========       ==========
         $     --          $     --         $     20.55        $     --         $     39.42       $       --
         ========          ========         ===========        ========         ===========       ==========


         $276,645          $474,365         $27,404,452        $317,930         $48,145,061       $1,158,362
         ========          ========         ===========        ========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2007






                                                                            MAINSTAY VP                     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP       CAPITAL       MAINSTAY VP       COMMON
                                            BALANCED--        BOND--      APPRECIATION--       CASH           STOCK--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   220,096     $ 1,086,874    $    329,990    $  1,838,061     $ 1,467,767
  Mortality and expense risk charges....        (54,045)       (153,045)     (1,371,627)       (176,592)       (662,903)
  Administrative charges................         (4,137)        (12,998)       (171,450)        (13,559)        (72,426)
                                            -----------     -----------    ------------    ------------     -----------
       Net investment income (loss).....        161,914         920,831      (1,213,087)      1,647,910         732,438
                                            -----------     -----------    ------------    ------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      6,707,753       3,238,869      24,253,584      21,450,672       8,437,763
  Cost of investments sold..............     (5,883,831)     (3,137,452)    (21,890,507)    (21,450,860)     (8,889,158)
                                            -----------     -----------    ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................        823,922         101,417       2,363,077            (188)       (451,395)
  Realized gain distribution received...        354,395              --              --              --       8,738,914
  Change in unrealized appreciation
     (depreciation) on investments......     (1,055,720)        680,089      25,092,155             377      (3,764,577)
                                            -----------     -----------    ------------    ------------     -----------
       Net gain (loss) on investments...        122,597         781,506      27,455,232             189       4,522,942
                                            -----------     -----------    ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $   284,511     $ 1,702,337    $ 26,242,145    $  1,648,099     $ 5,255,380
                                            ===========     ===========    ============    ============     ===========








                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                           INTERNATIONAL     LARGE CAP        MID CAP         MID CAP         MID CAP
                                             EQUITY--        GROWTH--         CORE--         GROWTH--         VALUE--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $   451,585     $     5,024     $   147,713     $        --     $   435,698
  Mortality and expense risk charges....       (357,915)       (118,245)       (201,970)       (247,359)       (234,012)
  Administrative charges................        (29,286)         (4,425)        (13,598)        (13,563)        (15,386)
                                            -----------     -----------     -----------     -----------     -----------
       Net investment income (loss).....         64,384        (117,646)        (67,855)       (260,922)        186,300
                                            -----------     -----------     -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,200,768       4,405,098       3,132,680       5,507,967       4,332,584
  Cost of investments sold..............     (2,897,438)     (3,932,924)     (1,954,642)     (3,022,368)     (2,692,089)
                                            -----------     -----------     -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................      2,303,330         472,174       1,178,038       2,485,599       1,640,495
  Realized gain distribution received...      4,189,497              --       3,588,466       3,211,104       3,541,191
  Change in unrealized appreciation
     (depreciation) on investments......     (4,117,232)      3,961,928      (3,367,506)        595,716      (6,099,107)
                                            -----------     -----------     -----------     -----------     -----------
       Net gain (loss) on investments...      2,375,595       4,434,102       1,398,998       6,292,419        (917,421)
                                            -----------     -----------     -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 2,439,979     $ 4,316,456     $ 1,331,143     $ 6,031,497     $  (731,121)
                                            ===========     ===========     ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                        MAINSTAY VP
        MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP     HIGH YIELD
       CONSERVATIVE     MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH         CORPORATE
       ALLOCATION--    CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--       BOND--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ----------------------------------------------------------------------------------------------


         $  67,747      $   925,886    $    813,619     $   899,002     $   190,751     $ 7,100,457
           (11,399)        (211,653)        (64,418)        (97,346)        (69,434)       (581,553)
            (1,179)         (11,906)         (7,131)         (8,381)         (4,671)        (54,222)
         ---------      -----------    ------------     -----------     -----------     -----------
            55,169          702,327         742,070         793,275         116,646       6,464,682
         ---------      -----------    ------------     -----------     -----------     -----------



           815,213        3,535,470      28,391,282       2,407,079       1,827,193       9,361,879
          (742,947)      (2,712,983)    (28,506,634)     (2,460,268)     (1,597,955)     (7,658,013)
         ---------      -----------    ------------     -----------     -----------     -----------

            72,266          822,487        (115,352)        (53,189)        229,238       1,703,866
            38,310        1,036,888              --              --         623,976              --

           (38,471)       2,729,591        (159,032)        352,139         (32,686)     (6,405,559)
         ---------      -----------    ------------     -----------     -----------     -----------
            72,105        4,588,966        (274,384)        298,950         820,528      (4,701,693)
         ---------      -----------    ------------     -----------     -----------     -----------

         $ 127,274      $ 5,291,293    $    467,686     $ 1,092,225     $   937,174     $ 1,762,989
         =========      ===========    ============     ===========     ===========     ===========


        MAINSTAY VP      MAINSTAY VP
        ICAP SELECT       INCOME &
         EQUITY--         GROWTH--
       INITIAL CLASS    INITIAL CLASS
      --------------------------------

        $  123,305      $    244,496
          (101,151)          (35,057)
            (4,983)           (1,672)
        ----------      ------------
            17,171           207,767
        ----------      ------------

         1,110,998        11,332,566
          (702,759)      (11,137,150)
        ----------      ------------
           408,239           195,416
           814,698         1,598,292
          (361,590)       (2,108,972)
        ----------      ------------
           861,347          (315,264)
        ----------      ------------
        $  878,518      $   (107,497)
        ==========      ============






                        MAINSTAY VP
        MAINSTAY VP      MODERATE       MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
         MODERATE         GROWTH          S&P 500        SMALL CAP         TOTAL        MAINSTAY VP
       ALLOCATION--    ALLOCATION--       INDEX--        GROWTH--        RETURN--         VALUE--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ----------------------------------------------------------------------------------------------


        $   251,970     $   378,690    $  4,702,129     $        --     $ 1,453,279     $ 1,356,352
            (46,489)        (91,189)     (1,599,521)       (116,707)       (370,588)       (475,166)
             (3,330)         (6,945)       (160,403)         (5,888)        (44,929)        (52,229)
        -----------     -----------    ------------     -----------     -----------     -----------
            202,151         280,556       2,942,205        (122,595)      1,037,762         828,957
        -----------     -----------    ------------     -----------     -----------     -----------



          1,471,161       1,425,780      18,424,877       2,995,828       5,745,668       5,859,077
         (1,315,510)     (1,247,367)    (14,485,679)     (2,307,189)     (4,924,798)     (4,152,317)
        -----------     -----------    ------------     -----------     -----------     -----------

            155,651         178,413       3,939,198         688,639         820,870       1,706,760
            236,136         641,372              --       1,558,131       4,401,627       7,019,968

            (13,507)        101,320       5,939,475      (2,916,796)     (1,971,506)     (8,229,235)
        -----------     -----------    ------------     -----------     -----------     -----------
            378,280         921,105       9,878,673        (670,026)      3,250,991         497,493
        -----------     -----------    ------------     -----------     -----------     -----------

        $   580,431     $ 1,201,661    $ 12,820,878     $  (792,621)    $ 4,288,753     $ 1,326,450
        ===========     ===========    ============     ===========     ===========     ===========


           ALGER            ALGER
         AMERICAN         AMERICAN
         LEVERAGED          SMALL
         ALL CAP--    CAPITALIZATION--
      CLASS O SHARES   CLASS O SHARES
      --------------------------------

         $      --       $        --
                --          (287,009)
                --           (24,056)
         ---------       -----------
                --          (311,065)
         ---------       -----------

           180,782         6,574,298
          (136,109)       (3,534,607)
         ---------       -----------
            44,673         3,039,691
                --                --
            45,179         5,263,983
         ---------       -----------
            89,852         8,303,674
         ---------       -----------
         $  89,852       $ 7,992,609
         =========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007



                                             AMERICAN
                                            CENTURY VP        AMERICAN         AMERICAN       CVS CALVERT     DREYFUS IP
                                             INFLATION       CENTURY VP       CENTURY VP        SOCIAL        TECHNOLOGY
                                           PROTECTION--    INTERNATIONAL--      VALUE--        BALANCED        GROWTH--
                                             CLASS II         CLASS II         CLASS II        PORTFOLIO    INITIAL SHARES
                                          --------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $ 1,778        $    10,071      $    21,814      $ 118,575      $        --
  Mortality and expense risk charges....           --                 --               --        (26,790)         (54,398)
  Administrative charges................           --                 --               --         (1,727)          (3,168)
                                              -------        -----------      -----------      ---------      -----------
       Net investment income (loss).....        1,778             10,071           21,814         90,058          (57,566)
                                              -------        -----------      -----------      ---------      -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        8,374          1,402,190        1,211,689        706,504        1,481,626
  Cost of investments sold..............       (8,544)        (1,170,067)      (1,240,869)      (622,122)      (1,154,155)
                                              -------        -----------      -----------      ---------      -----------
       Net realized gain (loss) on
          investments...................         (170)           232,123          (29,180)        84,382          327,471
  Realized gain distribution received...           --                 --          123,872        271,353               --
  Change in unrealized appreciation
     (depreciation) on investments......        2,215             69,693         (164,679)      (340,751)       1,063,795
                                              -------        -----------      -----------      ---------      -----------
       Net gain (loss) on investments...        2,045            301,816          (69,987)        14,984        1,391,266
                                              -------        -----------      -----------      ---------      -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 3,823        $   311,887      $   (48,173)     $ 105,042      $ 1,333,700
                                              =======        ===========      ===========      =========      ===========






                                                            JANUS ASPEN     JANUS ASPEN
                                            JANUS ASPEN       SERIES          SERIES          MFS(R)          MFS(R)
                                              SERIES          MID CAP        WORLDWIDE       INVESTORS          NEW
                                            BALANCED--       GROWTH--        GROWTH--          TRUST         DISCOVERY
                                           INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL     SERIES--        SERIES--
                                              SHARES          SHARES          SHARES       INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 3,197,192      $    865      $    944,867       $ 1,034        $     --
  Mortality and expense risk charges....       (668,244)           --          (678,306)           --              --
  Administrative charges................        (46,258)           --           (58,927)           --              --
                                            -----------      --------      ------------       -------        --------
       Net investment income (loss).....      2,482,690           865           207,634         1,034              --
                                            -----------      --------      ------------       -------        --------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....     10,056,144        26,516         8,798,400         3,853           6,007
  Cost of investments sold..............     (8,890,300)      (15,869)      (10,075,684)       (2,885)         (4,582)
                                            -----------      --------      ------------       -------        --------
       Net realized gain (loss) on
          investments...................      1,165,844        10,647        (1,227,284)          968           1,425
  Realized gain distribution received...             --         1,842                --         1,048           8,790
  Change in unrealized appreciation
     (depreciation) on investments......      8,106,201        54,385        11,539,074        10,486         (29,317)
                                            -----------      --------      ------------       -------        --------
       Net gain (loss) on investments...      9,272,045        66,874        10,261,790        12,502         (19,102)
                                            -----------      --------      ------------       -------        --------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $11,754,735      $ 67,739      $ 10,469,424       $13,536        $(19,102)
                                            ===========      ========      ============       =======        ========




Not all investment divisions are available under all policies.
(a) For the period October 16, 2007 (Commencement of Operations) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                          FIDELITY(R)                                     FIDELITY(R)
        DREYFUS VIF      FIDELITY(R)          VIP         FIDELITY(R)     FIDELITY(R)         VIP
        DEVELOPING           VIP            EQUITY-           VIP             VIP         INVESTMENT
         LEADERS--     CONTRAFUND(R)--     INCOME--        GROWTH--       INDEX 500--    GRADE BOND--
      INITIAL SHARES    INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------


         $   7,542      $  1,957,841      $ 1,410,852     $    12,328      $ 89,817        $ 23,931
                --        (1,088,081)        (407,675)             --            --              --
                --          (100,931)         (36,275)             --            --              --
         ---------      ------------      -----------     -----------      --------        --------
             7,542           768,829          966,902          12,328        89,817          23,931
         ---------      ------------      -----------     -----------      --------        --------



           308,752        14,261,829        5,449,421       1,344,311        38,825          31,054
          (361,704)      (10,810,230)      (4,734,729)     (1,175,625)      (32,613)        (31,680)
         ---------      ------------      -----------     -----------      --------        --------

           (52,952)        3,451,599          714,692         168,686         6,212            (626)
           131,869        52,213,154        6,223,204           1,846            --              --

          (250,076)      (25,056,976)      (7,318,403)        244,961         6,387           6,014
         ---------      ------------      -----------     -----------      --------        --------
          (171,159)       30,607,777         (380,507)        415,493        12,599           5,388
         ---------      ------------      -----------     -----------      --------        --------

         $(163,617)     $ 31,376,606      $   586,395     $   427,821      $102,416        $ 29,319
         =========      ============      ===========     ===========      ========        ========


        FIDELITY(R)      FIDELITY(R)
            VIP              VIP
         MID CAP--       OVERSEAS--
       INITIAL CLASS    INITIAL CLASS
      --------------------------------

        $    32,182       $ 111,485
                 --              --
                 --              --
        -----------       ---------
             32,182         111,485
        -----------       ---------

          1,475,753         204,078
         (1,437,184)       (130,810)
        -----------       ---------

             38,569          73,268
            330,006         160,223
            104,961         149,852
        -----------       ---------
            473,536         383,343
        -----------       ---------
        $   505,718       $ 494,828
        ===========       =========





                                           NEUBERGER
                                          BERMAN AMT         PIMCO           PIMCO           PIMCO
          MFS(R)           MFS(R)           MID-CAP         GLOBAL      LOW DURATION--       REAL
         RESEARCH         UTILITIES         GROWTH          BOND--      ADMINISTRATIVE     RETURN--
         SERIES--         SERIES--        PORTFOLIO--   ADMINISTRATIVE   CLASS SHARES   ADMINISTRATIVE
       INITIAL CLASS    INITIAL CLASS       CLASS I      CLASS SHARES         (a)        CLASS SHARES
      ------------------------------------------------------------------------------------------------


          $   --          $  3,366          $    --         $ 2,047        $     66         $   467
              --                --               --              --              --              --
              --                --               --              --              --              --
          ------          --------          -------         -------        --------         -------
              --             3,366               --           2,047              66             467
          ------          --------          -------         -------        --------         -------



             577            65,658            5,164           4,386          13,233           5,699
            (558)          (46,092)          (2,978)         (4,332)        (13,067)           (341)
          ------          --------          -------         -------        --------         -------

              19            19,566            2,186              54             166           5,358
              --            24,397               --             164              --             208

           1,620            57,508           17,023           4,694              --          (4,742)
          ------          --------          -------         -------        --------         -------
           1,639           101,471           19,209           4,912             166             824
          ------          --------          -------         -------        --------         -------

          $1,639          $104,837          $19,209         $ 6,959        $    232         $ 1,291
          ======          ========          =======         =======        ========         =======


           PIMCO
           TOTAL            ROYCE
         RETURN--         MICRO-CAP
      ADMINISTRATIVE     PORTFOLIO--
       CLASS SHARES   INVESTMENT CLASS
      --------------------------------

         $  1,379         $ 110,377
               --           (35,338)
               --            (1,968)
         --------         ---------
            1,379            73,071
         --------         ---------



           18,952           942,343
           (2,046)         (875,662)
         --------         ---------

           16,906            66,681
               --           628,957
          (12,726)         (629,287)
         --------         ---------
            4,180            66,351
         --------         ---------

         $  5,559         $ 139,422
         ========         =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2007





                                               ROYCE          T. ROWE         T. ROWE
                                             SMALL-CAP         PRICE           PRICE          VAN ECK
                                            PORTFOLIO--       EQUITY         LIMITED-        WORLDWIDE        VAN ECK
                                            INVESTMENT        INCOME         TERM BOND       ABSOLUTE        WORLDWIDE
                                               CLASS         PORTFOLIO       PORTFOLIO        RETURN        HARD ASSETS
                                           ----------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $   2,377      $ 1,226,273      $ 10,376        $  1,300       $    19,541
  Mortality and expense risk charges....       (20,110)        (369,912)           --              --          (121,842)
  Administrative charges................        (1,079)         (21,652)           --              --            (7,885)
                                             ---------      -----------      --------        --------       -----------
       Net investment income (loss).....       (18,812)         834,709        10,376           1,300          (110,186)
                                             ---------      -----------      --------        --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       385,783        4,140,475        17,724          10,544         1,541,095
  Cost of investments sold..............      (357,195)      (2,911,059)      (18,683)        (10,260)       (1,335,503)
                                             ---------      -----------      --------        --------       -----------
       Net realized gain (loss) on
          investments...................        28,588        1,229,416          (959)            284           205,592
  Realized gain distribution received...       206,815        4,260,701            --           4,468         1,906,351
  Change in unrealized appreciation
     (depreciation) on investments......      (432,296)      (4,674,267)        3,492          (1,251)        6,600,535
                                             ---------      -----------      --------        --------       -----------
       Net gain (loss) on investments...      (196,893)         815,850         2,533           3,501         8,712,478
                                             ---------      -----------      --------        --------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $(215,705)     $ 1,650,559      $ 12,909        $  4,801       $ 8,602,292
                                             =========      ===========      ========        ========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









       VAN KAMPEN      VAN KAMPEN      VAN KAMPEN
      UIF EMERGING    UIF EMERGING      UIF U.S.
         MARKETS         MARKETS          REAL
         DEBT--         EQUITY--        ESTATE--
         CLASS I         CLASS I         CLASS I
      --------------------------------------------


        $  9,705       $   302,451      $  10,311
              --          (373,030)            --
              --           (29,974)            --
        --------       -----------      ---------
           9,705          (100,553)        10,311
        --------       -----------      ---------



          11,898         6,645,256         42,508
         (11,718)       (2,395,590)       (34,819)
        --------       -----------      ---------
             180         4,249,666          7,689
           4,147         7,716,177         80,524

          (6,377)       11,181,035       (297,808)
        --------       -----------      ---------
          (2,050)       23,146,878       (209,595)
        --------       -----------      ---------

        $  7,655       $23,046,325      $(199,284)
        ========       ===========      =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2007
and December 31, 2006






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   161,914       $   184,496       $   920,831       $   167,738
     Net realized gain (loss) on investments................         823,922            76,842           101,417           (27,827)
     Realized gain distribution received....................         354,395           127,368                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (1,055,720)          767,998           680,089           918,760
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         284,511         1,156,704         1,702,337         1,058,671
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,858,173         1,650,893         3,676,907         4,110,236
     Cost of insurance......................................        (591,685)         (493,865)       (1,701,973)       (1,769,389)
     Policyowners' surrenders...............................        (194,697)         (163,974)       (1,229,962)       (1,459,353)
     Net transfers from (to) Fixed Account..................         562,430           654,003          (409,814)           45,407
     Transfers between Investment Divisions.................         366,671         1,084,636           218,896        (1,258,264)
     Policyowners' death benefits...........................         (12,686)          (22,514)         (113,630)          (86,966)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............      (5,906,171)               --                --                --
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (3,917,965)        2,709,179           440,424          (418,329)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (392)           (1,692)           (1,737)           (1,157)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................      (3,633,846)        3,864,191         2,141,024           639,185
NET ASSETS:
     Beginning of year......................................      13,557,533         9,693,342        28,209,762        27,570,577
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $ 9,923,687       $13,557,533       $30,350,786       $28,209,762
                                                                 ===========       ===========       ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                         CONVERTIBLE--                      FLOATING RATE--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   702,327       $   675,062      $    742,070       $ 1,582,335
     Net realized gain (loss) on investments................         822,487           435,100          (115,352)          (26,760)
     Realized gain distribution received....................       1,036,888                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,729,591         2,230,893          (159,032)          (98,692)
                                                                 -----------       -----------      ------------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       5,291,293         3,341,055           467,686         1,456,883
                                                                 -----------       -----------      ------------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,145,128         5,336,171         1,704,542         2,038,825
     Cost of insurance......................................      (2,229,894)       (2,201,823)         (424,834)         (293,311)
     Policyowners' surrenders...............................      (2,133,058)       (1,442,690)         (385,950)          (86,156)
     Net transfers from (to) Fixed Account..................        (577,245)         (683,745)          456,918           339,532
     Transfers between Investment Divisions.................         118,694        (1,492,159)         (129,729)        2,279,784
     Policyowners' death benefits...........................         (99,540)         (103,107)          (49,734)          (21,433)
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............              --                --       (24,574,718)               --
                                                                 -----------       -----------      ------------       -----------
       Net contributions and (withdrawals)..................         224,085          (587,353)      (23,403,505)        4,257,241
                                                                 -----------       -----------      ------------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (6,113)           (5,141)             (884)           (2,143)
                                                                 -----------       -----------      ------------       -----------
          Increase (decrease) in net assets.................       5,509,265         2,748,561       (22,936,703)        5,711,981
NET ASSETS:
     Beginning of year......................................      37,033,765        34,285,204        30,727,452        25,015,471
                                                                 -----------       -----------      ------------       -----------
     End of year............................................     $42,543,030       $37,033,765      $  7,790,749       $30,727,452
                                                                 ===========       ===========      ============       ===========




Not all investment divisions are available under all policies.
(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                                                        MAINSTAY VP
              MAINSTAY VP                                                 MAINSTAY VP                   CONSERVATIVE
         CAPITAL APPRECIATION--             MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--
             INITIAL CLASS                CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(a)
     -----------------------------------------------------------------------------------------------------------------------



      $ (1,213,087)  $   (623,951)   $ 1,647,910    $ 1,414,527   $    732,438   $    (39,062)   $   55,169     $   10,721
         2,363,077       (295,827)          (188)           108       (451,395)    (1,656,043)       72,266          3,126
                --             --             --             --      8,738,914      2,494,358        38,310          4,117

        25,092,155      9,449,072            377         (1,091)    (3,764,577)    15,185,838       (38,471)        53,678
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------

        26,242,145      8,529,294      1,648,099      1,413,544      5,255,380     15,985,091       127,274         71,642
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------

        31,897,665     35,682,308      8,081,146     10,305,071     12,841,964     14,202,977       429,434         39,910
       (17,150,332)   (18,028,144)    (3,036,447)    (3,123,412)    (6,872,274)    (6,978,415)      (85,402)       (24,919)
       (12,494,630)   (11,440,367)    (2,936,318)    (3,135,721)    (4,829,926)    (5,260,714)      (50,715)           398
        (5,505,403)    (5,451,857)    10,075,968        445,445     (2,276,396)    (1,752,585)      285,702        120,518
       (14,399,455)   (14,101,293)     3,590,023     (6,150,191)    (3,151,491)    (3,431,856)      735,168      1,020,621
          (368,646)      (498,071)      (271,337)      (385,195)      (141,836)      (264,460)       (1,424)            --

                --             --             --             --             --             --      (277,960)       250,000
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
       (18,020,801)   (13,837,424)    15,503,035     (2,044,003)    (4,429,959)    (3,485,053)    1,034,803      1,406,528
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------


           (46,282)       (24,794)        (1,396)        (1,269)        (7,659)       (26,436)         (145)           (76)
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
         8,175,062     (5,332,924)    17,149,738       (631,728)       817,762     12,473,602     1,161,932      1,478,094

       229,207,833    234,540,757     33,391,125     34,022,853    115,465,801    102,992,199     1,478,094             --
      ------------   ------------    -----------    -----------   ------------   ------------    ----------     ----------
      $237,382,895   $229,207,833    $50,540,863    $33,391,125   $116,283,563   $115,465,801    $2,640,026     $1,478,094
      ============   ============    ===========    ===========   ============   ============    ==========     ==========






                                            MAINSTAY VP                   MAINSTAY VP
              MAINSTAY VP                      GROWTH                      HIGH YIELD                   MAINSTAY VP
              GOVERNMENT--                  ALLOCATION--                CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007          2006(a)         2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $   793,275    $    67,605    $   116,646    $   32,936    $  6,464,682   $  1,359,921    $    17,171    $   (24,976)
           (53,189)       (94,642)       229,238         8,718       1,703,866        282,478        408,239        451,060
                --             --        623,976        42,862              --             --        814,698         54,400

           352,139        713,620        (32,686)      478,580      (6,405,559)     8,808,354       (361,590)     1,333,253
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------

         1,092,225        686,583        937,174       563,096       1,762,989     10,450,753        878,518      1,813,737
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------

         2,461,521      2,835,508      4,153,945     1,505,875      14,054,331     13,964,099      2,786,165      1,539,275
        (1,154,653)    (1,238,148)    (1,041,250)     (292,953)     (6,489,164)    (6,420,681)    (1,026,397)      (575,700)
          (774,955)    (3,082,888)      (641,022)      (44,005)     (4,880,980)    (3,818,480)      (670,862)      (636,759)
          (279,935)      (171,002)     1,024,973       854,160        (133,368)      (349,654)       608,979       (518,068)
          (816,259)      (611,485)     5,675,576     4,471,947      (2,164,961)    (1,220,079)    13,493,782        340,969
          (109,972)       (80,939)            --        (2,610)       (156,602)      (360,584)       (21,932)       (45,519)

                --             --       (294,620)      250,000              --             --             --             --
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
          (674,253)    (2,348,954)     8,877,602     6,742,414         229,256      1,794,621     15,169,735        104,198
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------


            (1,048)          (774)          (895)         (483)           (933)       (10,612)          (747)        (2,167)
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
           416,924     (1,663,145)     9,813,881     7,305,027       1,991,312     12,234,762     16,047,506      1,915,768

        18,432,581     20,095,726      7,305,027            --     103,900,348     91,665,586     11,896,090      9,980,322
       -----------    -----------    -----------    ----------    ------------   ------------    -----------    -----------
       $18,849,505    $18,432,581    $17,118,908    $7,305,027    $105,891,660   $103,900,348    $27,943,596    $11,896,090
       ===========    ===========    ===========    ==========    ============   ============    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006




                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME & GROWTH--                INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $    207,767       $    14,090       $    64,384       $  (123,767)
     Net realized gain (loss) on investments................         195,416           201,696         2,303,330         1,412,352
     Realized gain distribution received....................       1,598,292           128,746         4,189,497           526,683
     Change in unrealized appreciation (depreciation) on
       investments..........................................      (2,108,972)          996,433        (4,117,232)       10,597,704
                                                                ------------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        (107,497)        1,340,965         2,439,979        12,412,972
                                                                ------------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         982,481         1,479,847        10,073,044         7,507,393
     Cost of insurance......................................        (343,591)         (513,138)       (3,418,435)       (2,599,822)
     Policyowners' surrenders...............................        (304,150)         (364,630)       (1,948,578)       (2,996,207)
     Net transfers from (to) Fixed Account..................          81,688            82,134           (62,354)           57,909
     Transfers between Investment Divisions.................     (10,695,168)          344,500         2,876,248         7,753,885
     Policyowners' death benefits...........................         (19,232)             (625)         (145,867)          (98,769)
                                                                ------------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................     (10,297,972)        1,028,088         7,374,058         9,624,389
                                                                ------------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              74            (1,708)           (2,524)          (15,044)
                                                                ------------       -----------       -----------       -----------
          Increase (decrease) in net assets.................     (10,405,395)        2,367,345         9,811,513        22,022,317
NET ASSETS:
     Beginning of year......................................      10,405,395         8,038,050        57,504,961        35,482,644
                                                                ------------       -----------       -----------       -----------
     End of year............................................    $         --       $10,405,395       $67,316,474       $57,504,961
                                                                ============       ===========       ===========       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007             2006(a)            2007             2006(a)
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   202,151       $   38,623        $   280,556       $    68,507
     Net realized gain (loss) on investments................         155,651            5,480            178,413             4,780
     Realized gain distribution received....................         236,136           15,237            641,372            50,851
     Change in unrealized appreciation (depreciation) on
       investments..........................................         (13,507)         267,250            101,320           575,739
                                                                 -----------       ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................         580,431          326,590          1,201,661           699,877
                                                                 -----------       ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,056,691          490,192          4,651,816         1,494,839
     Cost of insurance......................................        (491,031)        (139,136)        (1,136,380)         (310,541)
     Policyowners' surrenders...............................        (336,051)          (6,528)          (304,371)          (41,631)
     Net transfers from (to) Fixed Account..................         967,155        1,113,494            852,692         1,016,624
     Transfers between Investment Divisions.................       3,879,522        3,329,596          6,399,215         7,349,484
     Policyowners' death benefits...........................          (8,086)              --           (106,561)               --
     Contribution (withdrawal) of seed money by New York
       Life Insurance and Annuity Corporation...............        (284,683)         250,000           (291,196)          250,000
                                                                 -----------       ----------        -----------       -----------
       Net contributions and (withdrawals)..................       5,783,517        5,037,618         10,065,215         9,758,775
                                                                 -----------       ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (551)            (297)            (1,168)             (533)
                                                                 -----------       ----------        -----------       -----------
          Increase (decrease) in net assets.................       6,363,397        5,363,911         11,265,708        10,458,119
NET ASSETS:
     Beginning of year......................................       5,363,911               --         10,458,119                --
                                                                 -----------       ----------        -----------       -----------
     End of year............................................     $11,727,308       $5,363,911        $21,723,827       $10,458,119
                                                                 ===========       ==========        ===========       ===========




Not all investment divisions are available under all policies.
(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  (117,646)   $   (71,587)   $   (67,855)   $  (155,831)   $  (260,922)   $  (205,076)   $   186,300    $  (178,452)
           472,174       (115,888)     1,178,038        570,751      2,485,599      1,670,659      1,640,495      1,239,123
                --             --      3,588,466        193,087      3,211,104        698,371      3,541,191        511,985

         3,961,928      1,385,239     (3,367,506)     3,045,102        595,716        714,133     (6,099,107)     3,170,449
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         4,316,456      1,197,764      1,331,143      3,653,109      6,031,497      2,878,087       (731,121)     4,743,105
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------

         3,573,177      3,452,143      6,317,032      5,827,196      7,815,027      8,341,861      6,672,278      7,304,282
        (1,340,930)    (1,196,150)    (1,953,270)    (1,730,190)    (2,722,806)    (2,630,395)    (2,432,201)    (2,397,445)
          (989,982)      (905,845)    (1,246,909)      (904,608)    (1,823,126)    (1,457,530)    (1,630,363)    (1,120,349)
          (245,416)      (107,052)        61,157        (58,503)      (553,103)       120,659       (607,899)      (109,863)
         2,089,589       (416,362)       685,742      2,490,092       (696,865)       726,262     (1,600,292)    (1,652,676)
           (19,050)       (17,652)       (55,131)       (24,426)       (82,060)      (102,268)       (59,025)      (105,294)
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         3,067,388        809,082      3,808,621      5,599,561      1,937,067      4,998,589        342,498      1,918,655
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------


            (4,488)        (2,021)        (1,127)        (4,372)        (5,535)        (4,958)           553         (5,301)
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         7,379,356      2,004,825      5,138,637      9,248,298      7,963,029      7,871,718       (388,070)     6,656,459

        19,536,022     17,531,197     31,942,010     22,693,712     39,690,978     31,819,260     40,594,326     33,937,867
       -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
       $26,915,378    $19,536,022    $37,080,647    $31,942,010    $47,654,007    $39,690,978    $40,206,256    $40,594,326
       ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========







              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            S&P 500 INDEX--              SMALL CAP GROWTH--              TOTAL RETURN--                   VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



      $  2,942,205   $   (172,979)   $  (122,595)   $  (118,675)   $ 1,037,762    $      (138)   $   828,957    $  (171,862)
         3,939,198      2,765,445        688,639      1,189,144        820,870        627,875      1,706,760        957,572
                --             --      1,558,131            182      4,401,627        818,537      7,019,968      1,193,376

         5,939,475     33,544,161     (2,916,796)        84,224     (1,971,506)     3,791,599     (8,229,235)    10,616,743
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------

        12,820,878     36,136,627       (792,621)     1,154,875      4,288,753      5,237,873      1,326,450     12,595,829
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------

        36,270,861     41,013,796      4,181,597      5,033,363      7,922,716      8,752,763     10,064,697     10,308,280
       (17,189,293)   (17,271,660)    (1,303,578)    (1,480,533)    (4,481,866)    (4,668,260)    (4,863,968)    (4,865,757)
       (12,530,778)   (12,184,081)    (1,060,745)      (760,448)    (3,042,078)    (2,921,011)    (3,764,477)    (3,816,482)
        (4,474,305)    (5,815,729)      (313,274)      (442,258)    (1,004,106)    (1,261,664)    (1,514,750)      (955,737)
        (7,619,368)   (10,051,777)    (2,076,664)    (1,698,081)    (2,771,083)    (2,090,911)    (1,339,449)    (1,911,322)
          (631,523)      (632,673)       (20,818)       (49,352)      (177,223)      (140,331)      (293,581)      (258,554)

                --             --             --             --             --             --             --             --
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
        (6,174,406)    (4,942,124)      (593,482)       602,691     (3,553,640)    (2,329,414)    (1,711,528)    (1,499,572)
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------


           (17,553)       (54,190)           913         (2,222)        (6,456)        (9,304)        (2,173)       (19,016)
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
         6,628,919     31,140,313     (1,385,190)     1,755,344        728,657      2,899,155       (387,251)    11,077,241

       279,742,003    248,601,690     21,552,893     19,797,549     63,630,032     60,730,877     81,791,395     70,714,154
      ------------   ------------    -----------    -----------    -----------    -----------    -----------    -----------
      $286,370,922   $279,742,003    $20,167,703    $21,552,893    $64,358,689    $63,630,032    $81,404,144    $81,791,395
      ============   ============    ===========    ===========    ===========    ===========    ===========    ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                        ALGER AMERICAN
                                                                           LEVERAGED                        ALGER AMERICAN
                                                                           ALL CAP--                    SMALL CAPITALIZATION--
                                                                        CLASS O SHARES                      CLASS O SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $     --          $     --         $  (311,065)      $  (252,546)
     Net realized gain (loss) on investments................        44,673               938           3,039,691         1,646,383
     Realized gain distribution received....................            --                --                  --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................        45,179            21,303           5,263,983         6,120,976
                                                                  --------          --------         -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................        89,852            22,241           7,992,609         7,514,813
                                                                  --------          --------         -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        30,188            61,342           6,158,729         6,299,953
     Cost of insurance......................................       (35,556)           (6,117)         (2,760,617)       (2,624,913)
     Policyowners' surrenders...............................            --                --          (2,184,332)       (2,014,546)
     Net transfers from (to) Fixed Account..................       174,047            25,189          (1,680,237)         (467,623)
     Transfers between Investment Divisions.................        51,812                --          (2,231,725)          593,134
     Policyowners' death benefits...........................            --                --             (48,270)          (11,303)
                                                                  --------          --------         -----------       -----------
       Net contributions and (withdrawals)..................       220,491            80,414          (2,746,452)        1,774,702
                                                                  --------          --------         -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --              (9,177)          (13,466)
                                                                  --------          --------         -----------       -----------
          Increase (decrease) in net assets.................       310,343           102,655           5,236,980         9,276,049
NET ASSETS:
     Beginning of year......................................       178,358            75,703          48,432,131        39,156,082
                                                                  --------          --------         -----------       -----------
     End of year............................................      $488,701          $178,358         $53,669,111       $48,432,131
                                                                  ========          ========         ===========       ===========







                                                                          DREYFUS IP                          DREYFUS VIF
                                                                      TECHNOLOGY GROWTH--                DEVELOPING LEADERS--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (57,566)      $  (49,638)       $    7,542         $  1,289
     Net realized gain (loss) on investments................         327,471          195,327           (52,952)          (1,491)
     Realized gain distribution received....................              --               --           131,869           26,656
     Change in unrealized appreciation (depreciation) on
       investments..........................................       1,063,795          174,254          (250,076)          (8,605)
                                                                 -----------       ----------        ----------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,333,700          319,943          (163,617)          17,849
                                                                 -----------       ----------        ----------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,146,187        2,203,434            39,660           41,041
     Cost of insurance......................................        (889,405)        (814,807)          (14,228)          (9,880)
     Policyowners' surrenders...............................        (298,066)        (300,866)           (3,282)              --
     Net transfers from (to) Fixed Account..................        (156,139)          38,489           476,806          505,737
     Transfers between Investment Divisions.................        (110,738)        (293,416)          (49,546)          (5,296)
     Policyowners' death benefits...........................          (7,351)          (1,942)               --               --
                                                                 -----------       ----------        ----------         --------
       Net contributions and (withdrawals)..................         684,488          830,892           449,410          531,602
                                                                 -----------       ----------        ----------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (1,312)            (325)               --               --
                                                                 -----------       ----------        ----------         --------
          Increase (decrease) in net assets.................       2,016,876        1,150,510           285,793          549,451
NET ASSETS:
     Beginning of year......................................       9,331,923        8,181,413           875,181          325,730
                                                                 -----------       ----------        ----------         --------
     End of year............................................     $11,348,799       $9,331,923        $1,160,974         $875,181
                                                                 ===========       ==========        ==========         ========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                                                                            AMERICAN
          AMERICAN CENTURY VP           AMERICAN CENTURY VP                CENTURY VP                   CVS CALVERT
         INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--                   SOCIAL BALANCED
                CLASS II                      CLASS II                      CLASS II                     PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,778        $   558      $   10,071     $    1,896     $   21,814     $    3,734     $   90,058     $   84,484
            (170)           (34)        232,123          5,225        (29,180)        58,978         84,382         23,920
              --             --              --             --        123,872         26,486        271,353         85,237

           2,215            (85)         69,693        162,983       (164,679)        97,415       (340,751)       173,269
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------

           3,823            439         311,887        170,104        (48,173)       186,613        105,042        366,910
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------

          18,904         15,666         305,412        106,121        115,629         46,827        687,294        725,269
         (23,805)          (885)        (71,010)       (16,343)       (46,649)       (29,830)      (281,500)      (301,651)
              --             --         (46,910)        (2,172)          (592)        (8,507)      (269,639)      (225,957)
          26,281         10,560         145,084         96,008        101,227         52,650       (215,837)           307
          17,846             --         394,193      1,218,736       (727,232)       910,134       (122,070)       (59,167)
              --             --              --             --             --             --        (26,285)       (15,230)
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
          39,226         25,341         726,769      1,402,350       (557,617)       971,274       (228,037)       123,571
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------


              --             --              --             --             --             --           (129)          (492)
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
          43,049         25,780       1,038,656      1,572,454       (605,790)     1,157,887       (123,124)       489,989

          32,167          6,387       1,691,402        118,948      1,448,383        290,496      4,955,443      4,465,454
        --------        -------      ----------     ----------     ----------     ----------     ----------     ----------
        $ 75,216        $32,167      $2,730,058     $1,691,402     $  842,593     $1,448,383     $4,832,319     $4,955,443
        ========        =======      ==========     ==========     ==========     ==========     ==========     ==========







            FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
            CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--                    INDEX 500--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



      $    768,829   $  1,212,015    $   966,902    $ 1,700,578    $   12,328     $    1,332     $   89,817     $   26,064
         3,451,599      1,952,615        714,692        443,483       168,686            590          6,212        236,250
        52,213,154     14,493,468      6,223,204      7,580,295         1,846             --             --             --

       (25,056,976)       296,300     (7,318,403)     1,461,661       244,961         30,165          6,387         43,851
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------

        31,376,606     17,954,398        586,395     11,186,017       427,821         32,087        102,416        306,165
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------

        24,658,903     24,732,959     10,137,479      9,328,651        19,952         13,272        252,801         93,536
       (10,519,534)    (9,999,429)    (4,072,166)    (3,679,183)      (23,529)       (10,447)       (60,024)       (45,247)
        (8,422,930)    (7,964,078)    (2,699,598)    (3,599,786)           --             --           (993)        (7,508)
        (1,661,137)      (946,564)      (120,247)       102,689       669,413        746,397        651,591         69,528
          (596,047)     1,329,542       (476,563)     3,231,710        35,999          2,501         62,518        (92,324)
          (355,317)      (291,522)      (346,839)      (101,004)           --             --             --             --
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
         3,103,938      6,860,908      2,422,066      5,283,077       701,835        751,723        905,893         17,985
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------


           (40,956)       (34,048)        (1,033)       (15,230)           --             --             --             --
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
        34,439,588     24,781,258      3,007,428     16,453,864     1,129,656        783,810      1,008,309        324,150

       183,262,042    158,480,784     71,394,193     54,940,329     1,127,548        343,738      1,809,849      1,485,699
      ------------   ------------    -----------    -----------    ----------     ----------     ----------     ----------
      $217,701,630   $183,262,042    $74,401,621    $71,394,193    $2,257,204     $1,127,548     $2,818,158     $1,809,849
      ============   ============    ===========    ===========    ==========     ==========     ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006




                                                                        FIDELITY(R) VIP                     FIDELITY(R) VIP
                                                                    INVESTMENT GRADE BOND--                    MID CAP--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 23,931          $  8,202         $   32,182        $   11,154
     Net realized gain (loss) on investments................          (626)             (475)            38,569            11,558
     Realized gain distribution received....................            --               491            330,006           377,667
     Change in unrealized appreciation (depreciation) on
       investments..........................................         6,014             1,700            104,961          (108,450)
                                                                  --------          --------         ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        29,319             9,918            505,718           291,929
                                                                  --------          --------         ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        34,977            27,466            350,772           369,175
     Cost of insurance......................................       (32,621)           (7,003)          (124,096)          (99,825)
     Policyowners' surrenders...............................            --                --            (14,230)          (48,661)
     Net transfers from (to) Fixed Account..................       343,130           181,691            319,993            39,671
     Transfers between Investment Divisions.................         6,962                --           (836,744)         (286,462)
     Policyowners' death benefits...........................            --                --             (5,612)               --
                                                                  --------          --------         ----------        ----------
       Net contributions and (withdrawals)..................       352,448           202,154           (309,917)          (26,102)
                                                                  --------          --------         ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                 --                --
                                                                  --------          --------         ----------        ----------
          Increase (decrease) in net assets.................       381,767           212,072            195,801           265,827
NET ASSETS:
     Beginning of year......................................       413,692           201,620          3,237,753         2,971,926
                                                                  --------          --------         ----------        ----------
     End of year............................................      $795,459          $413,692         $3,433,554        $3,237,753
                                                                  ========          ========         ==========        ==========







                                                                            MFS(R)                              MFS(R)
                                                                   INVESTORS TRUST SERIES--             NEW DISCOVERY SERIES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $  1,034           $   303          $     --          $     --
     Net realized gain (loss) on investments................           968               311             1,425               336
     Realized gain distribution received....................         1,048                --             8,790             1,277
     Change in unrealized appreciation (depreciation) on
       investments..........................................        10,486             7,021           (29,317)            9,690
                                                                  --------           -------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................        13,536             7,635           (19,102)           11,303
                                                                  --------           -------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         1,652                --             5,608             1,660
     Cost of insurance......................................        (4,803)           (2,191)           (4,030)           (1,828)
     Policyowners' surrenders...............................            --                --                --                --
     Net transfers from (to) Fixed Account..................        43,034                --           193,281            22,234
     Transfers between Investment Divisions.................        81,322             2,858           245,558                --
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------           -------          --------          --------
       Net contributions and (withdrawals)..................       121,205               667           440,417            22,066
                                                                  --------           -------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------           -------          --------          --------
          Increase (decrease) in net assets.................       134,741             8,302           421,315            33,369
NET ASSETS:
     Beginning of year......................................        68,595            60,293           102,207            68,838
                                                                  --------           -------          --------          --------
     End of year............................................      $203,336           $68,595          $523,522          $102,207
                                                                  ========           =======          ========          ========




Not all investment divisions are available under all policies.
(b) For the period March 23, 2006 (Commencement of Investments) through December 31, 2006.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











            FIDELITY(R) VIP              JANUS ASPEN SERIES            JANUS ASPEN SERIES            JANUS ASPEN SERIES
               OVERSEAS--                    BALANCED--                 MID CAP GROWTH--             WORLDWIDE GROWTH--
             INITIAL CLASS              INSTITUTIONAL SHARES          INSTITUTIONAL SHARES          INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  111,485     $   12,369    $  2,482,690   $  1,835,348     $    865       $     --     $    207,634   $  1,244,480
           73,268          9,475       1,165,844        470,268       10,647          5,233       (1,277,284)    (3,948,233)
          160,223          8,599              --             --        1,842             --               --             --

          149,852        245,426       8,106,201      8,856,290       54,385         21,266       11,539,074     20,145,775
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------

          494,828        275,869      11,754,735     11,161,906       67,739         26,499       10,469,424     17,442,022
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------

          130,517        150,720      15,681,351     17,237,095       69,681         28,301       14,612,214     16,058,034
          (66,768)       (30,623)     (7,042,040)    (7,246,147)     (13,162)        (6,697)      (6,914,850)    (6,666,844)
             (626)        (5,724)     (5,679,483)    (5,701,601)      (4,410)            --       (5,938,862)    (4,615,502)
        1,117,733        418,353      (2,854,166)    (2,145,520)      44,496         34,277       (2,581,942)    (1,737,544)
          347,767         27,011      (4,607,679)    (4,737,713)      22,309         60,164       (2,619,243)    (6,512,629)
               --             --        (444,745)      (244,992)          --             --         (178,211)      (212,065)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
        1,528,623        559,737      (4,946,762)    (2,838,878)     118,914        116,045       (3,620,894)    (3,686,550)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------


               --             --         (14,601)       (15,625)          --             --          (16,786)       (22,434)
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
        2,023,451        835,606       6,793,372      8,307,403      186,653        142,544        6,831,744     13,733,038

        2,195,370      1,359,764     120,310,966    112,003,563      274,889        132,345      116,125,689    102,392,651
       ----------     ----------    ------------   ------------     --------       --------     ------------   ------------
       $4,218,821     $2,195,370    $127,104,338   $120,310,966     $461,542       $274,889     $122,957,433   $116,125,689
       ==========     ==========    ============   ============     ========       ========     ============   ============






                                                                        NEUBERGER BERMAN                   PIMCO
                 MFS(R)                        MFS(R)                     AMT MID-CAP                  GLOBAL BOND--
           RESEARCH SERIES--             UTILITIES SERIES--            GROWTH PORTFOLIO--              ADMINISTRATIVE
             INITIAL CLASS                 INITIAL CLASS                    CLASS I                     CLASS SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007          2006(b)
     -----------------------------------------------------------------------------------------------------------------------



        $     --         $  --       $    3,366      $  2,115       $     --        $    --        $ 2,047        $   224
              19             2           19,566         1,932          2,186          6,210             54             10
              --            --           24,397         4,017             --             --            164             --

           1,620            --           57,508        32,478         17,023          5,195          4,694             65
        --------         -----       ----------      --------       --------        -------        -------        -------

           1,639             2          104,837        40,542         19,209         11,405          6,959            299
        --------         -----       ----------      --------       --------        -------        -------        -------

          10,911            --           81,038        86,978         24,001          7,575          2,628            734
          (1,272)         (115)         (34,753)       (9,244)        (7,529)        (5,671)        (4,253)          (491)
              --            --               --            --             --             --             --             --

             558            --          117,488        64,401         30,003          3,391         41,980         30,589
          98,751            --        1,121,492         2,507         32,325         (3,025)        (1,685)            --
              --            --               --            --             --             --             --             --
        --------         -----       ----------      --------       --------        -------        -------        -------
         108,948          (115)       1,285,265       144,642         78,800          2,270         38,670         30,832
        --------         -----       ----------      --------       --------        -------        -------        -------


              --            --               --            --             --             --             --             --
        --------         -----       ----------      --------       --------        -------        -------        -------
         110,587          (113)       1,390,102       185,184         98,009         13,675         45,629         31,131

               4           117          238,810        53,626         84,634         70,959         31,131             --
        --------         -----       ----------      --------       --------        -------        -------        -------
        $110,591         $   4       $1,628,912      $238,810       $182,643        $84,634        $76,760        $31,131
        ========         =====       ==========      ========       ========        =======        =======        =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2007
and December 31, 2006



                                                                             PIMCO                               PIMCO
                                                                        LOW DURATION--                       REAL RETURN--
                                                                        ADMINISTRATIVE                      ADMINISTRATIVE
                                                                         CLASS SHARES                        CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                   2007(c)            2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................        $  66              $--             $   467           $   135
     Net realized gain (loss) on investments................          166               --               5,358               (43)
     Realized gain distribution received....................           --               --                 208               122
     Change in unrealized appreciation (depreciation) on
       investments..........................................           --               --              (4,742)             (124)
                                                                    -----              ---             -------           -------
       Net increase (decrease) in net assets resulting from
          operations........................................          232               --               1,291                90
                                                                    -----              ---             -------           -------
  Contributions and (Withdrawals):
     Payments received from policyowners....................           --               --               4,628             3,980
     Cost of insurance......................................         (121)              --              (2,543)           (1,136)
     Policyowners' surrenders...............................           --               --                  --                --
     Net transfers from (to) Fixed Account..................           --               --              87,367                31
     Transfers between Investment Divisions.................         (111)              --              (4,168)               --
     Policyowners' death benefits...........................           --               --                  --                --
                                                                    -----              ---             -------           -------
       Net contributions and (withdrawals)..................         (232)              --              85,284             2,875
                                                                    -----              ---             -------           -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           --               --                  --                --
                                                                    -----              ---             -------           -------
          Increase (decrease) in net assets.................           --               --              86,575             2,965
NET ASSETS:
     Beginning of year......................................           --               --               4,538             1,573
                                                                    -----              ---             -------           -------
     End of year............................................        $  --              $--             $91,113           $ 4,538
                                                                    =====              ===             =======           =======






                                                                                                                VAN ECK
                                                                         T. ROWE PRICE                         WORLDWIDE
                                                                       LIMITED-TERM BOND                       ABSOLUTE
                                                                           PORTFOLIO                            RETURN
                                                               --------------------------------    --------------------------------
                                                                    2007              2006              2007              2006
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................      $ 10,376          $  6,985          $  1,300          $     --
     Net realized gain (loss) on investments................          (959)             (269)              284                 2
     Realized gain distribution received....................            --                --             4,468                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................         3,492               430            (1,251)            4,154
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................        12,909             7,146             4,801             4,156
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        30,554            22,969            25,750            22,507
     Cost of insurance......................................       (35,294)           (3,368)           (6,766)           (1,143)
     Policyowners' surrenders...............................            --            (1,042)           (3,108)               --
     Net transfers from (to) Fixed Account..................         5,942            33,565           179,434           143,883
     Transfers between Investment Divisions.................        47,226                --           105,968             1,793
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................        48,428            52,124           301,278           167,040
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................        61,337            59,270           306,079           171,196
NET ASSETS:
     Beginning of year......................................       213,335           154,065           171,196                --
                                                                  --------          --------          --------          --------
     End of year............................................      $274,672          $213,335          $477,275          $171,196
                                                                  ========          ========          ========          ========




Not all investment divisions are available under all policies.
(c) For the period October 16, 2007 (Commencement of Investments) through December 31, 2007.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










                 PIMCO                         ROYCE                         ROYCE
             TOTAL RETURN--                  MICRO-CAP                     SMALL-CAP                   T. ROWE PRICE
             ADMINISTRATIVE                 PORTFOLIO--                   PORTFOLIO--                  EQUITY INCOME
              CLASS SHARES                INVESTMENT CLASS              INVESTMENT CLASS                 PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



        $  1,379        $   414      $   73,071     $   (8,375)    $  (18,812)    $   (8,085)    $   834,709    $   576,255
          16,906            (69)         66,681         10,820         28,588         16,394       1,229,416        589,102
              --             75         628,957        245,778        206,815        108,693       4,260,701      1,645,003

         (12,726)           213        (629,287)       104,550       (432,296)        77,893      (4,674,267)     6,566,060
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------

           5,559            633         139,422        352,773       (215,705)       194,895       1,650,559      9,376,420
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------

             187         11,025       1,696,028        990,710        942,182        451,364      10,725,928     10,573,375
            (857)        (2,565)       (471,201)      (208,747)      (265,031)      (120,165)     (3,576,003)    (3,227,548)
              --             --        (172,592)       (23,255)       (68,452)       (10,457)     (2,360,837)    (1,757,855)
         394,538             --         195,844        271,455        228,496        202,413        (157,357)      (477,876)
              16             --       1,507,002      3,000,377      1,479,022      1,487,806       1,831,838        666,394
              --             --         (22,262)            --        (26,273)            --         (91,309)      (139,329)
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
         393,884          8,460       2,732,819      4,030,540      2,289,944      2,010,961       6,372,260      5,637,161
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------


              --             --            (276)          (323)           142           (179)         (1,840)       (10,661)
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
         399,443          9,093       2,871,965      4,382,990      2,074,381      2,205,677       8,020,979     15,002,920

          13,818          4,725       4,688,214        305,224      2,539,902        334,225      63,498,993     48,496,073
        --------        -------      ----------     ----------     ----------     ----------     -----------    -----------
        $413,261        $13,818      $7,560,179     $4,688,214     $4,614,283     $2,539,902     $71,519,972    $63,498,993
        ========        =======      ==========     ==========     ==========     ==========     ===========    ===========






                                             VAN KAMPEN                    VAN KAMPEN
                VAN ECK                     UIF EMERGING                  UIF EMERGING                   VAN KAMPEN
               WORLDWIDE                   MARKETS DEBT--               MARKETS EQUITY--           UIF U.S. REAL ESTATE--
              HARD ASSETS                     CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2007           2006           2007           2006           2007           2006           2007           2006
     -----------------------------------------------------------------------------------------------------------------------



       $  (110,186)   $   (43,012)    $  9,705        $ 4,614      $  (100,553)   $    82,526     $  10,311      $  1,043
           205,592        177,317          180            185        4,249,666      3,248,407         7,689         6,193
         1,906,351        196,066        4,147          1,002        7,716,177      1,073,575        80,524         6,261

         6,600,535        955,504       (6,377)           100       11,181,035     10,078,881      (297,808)       14,577
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------

         8,602,292      1,285,875        7,655          5,901       23,046,325     14,483,389      (199,284)       28,074
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------

         4,699,340      2,273,649       23,388         51,583        8,100,566      6,403,632        56,405        36,959
        (1,532,635)      (623,656)      (5,632)        (2,049)      (3,612,598)    (2,723,418)      (24,657)       (8,844)
          (645,537)      (186,568)      (3,181)            --       (2,486,966)    (2,341,357)           --       (12,831)
           985,779        747,006      186,402          6,876         (940,285)      (326,790)      482,421       254,936
         9,374,577      8,912,465       13,826         (2,752)       2,624,934      5,432,818       211,949         7,515
           (17,904)        (9,423)          --             --          (70,301)       (53,989)           --            --
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
        12,863,620     11,113,473      214,803         53,658        3,615,350      6,390,896       726,118       277,735
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------


            (6,869)        (1,289)          --             --          (30,526)       (22,383)           --            --
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
        21,459,043     12,398,059      222,458         59,559       26,631,149     20,851,902       526,834       305,809

        13,680,977      1,282,918       91,432         31,873       57,591,908     36,740,006       353,626        47,817
       -----------    -----------     --------        -------      -----------    -----------     ---------      --------
       $35,140,020    $13,680,977     $313,890        $91,432      $84,223,057    $57,591,908     $ 880,460      $353,626
       ===========    ===========     ========        =======      ===========    ===========     =========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:

--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Survivorship Variable Universal Life ("SVUL")--Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-1, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, Lord Abbett & Company, LLC, and Winslow Capital Management, Inc., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

     VUL Separate Account-1 offers fifty-nine variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Thirty-five of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-six of these Investment Divisions are available for Group 3 policies.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced
MainStay VP Bond
MainStay VP Capital Appreciation
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Conservative Allocation
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Allocation
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(2,3)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core
MainStay VP Mid Cap Growth
MainStay VP Mid Cap Value
MainStay VP Moderate Allocation
MainStay VP Moderate Growth Allocation
MainStay VP S&P 500 Index
MainStay VP Small Cap Growth
MainStay VP Total Return
MainStay VP Value
Alger American Leveraged All Cap--Class O Shares
Alger American Small Capitalization--Class O Shares(1)
American Century VP Inflation Protection--Class II
American Century VP International--Class II
American Century VP Value--Class II
CVS Calvert Social Balanced Portfolio
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Janus Aspen Series Balanced--Institutional Shares
Janus Aspen Series Mid Cap Growth--Institutional Shares
Janus Aspen Series Worldwide Growth--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
Van Eck Worldwide Absolute Return
Van Eck Worldwide Hard Assets
Van Kampen UIF Emerging Markets Debt--Class I
Van Kampen UIF Emerging Markets Equity--Class I
Van Kampen UIF U.S. Real Estate--Class I

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the following Investment Division: PIMCO Low
Duration--Administrative Class Shares.

     For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider and SVUL policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account.

     In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. The application of this Statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     The amounts shown as net receivable (payable) to NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred the last business day of the reporting period. These amounts will be deposited to or withdrawn from the Separate Account in accordance with the Policyowner's instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

-------

(1) New allocations to Alger American Small Capitalization--Class O Shares investment division will not be accepted from policyowners who were not invested in the investment division as of June 1, 2007.

(2) Formerly MainStay VP Basic Value--Initial Class

(3) The MainStay VP Income & Growth--Initial Class portfolio merged with and into the MainStay VP ICAP Select Equity--Initial Class portfolio on August 17, 2007.

NOTE 2--Investments (in 000's):

--------------------------------------------------------------------------------

At December 31, 2007, the investments of VUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Number of shares.......          912              2,176             8,733            50,397

Identified cost........       $9,956            $29,645          $186,722           $50,396







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                             EQUITY--          GROWTH--          EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         1,967              --               3,686             1,790

Identified cost........       $25,645             $--             $56,625           $20,622



Investment activity for the year ended December 31, 2007, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         CAPITAL         MAINSTAY VP
                            BALANCED--          BOND--        APPRECIATION--         CASH
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                          --------------------------------------------------------------------


Purchases..............       $3,303            $4,588            $ 4,923           $38,533

Proceeds from sales....        6,708             3,239             24,254            21,451







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT        INCOME &        INTERNATIONAL       LARGE CAP
                             EQUITY--          GROWTH--          EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $17,118           $ 2,831           $16,917           $7,322

Proceeds from sales....         1,111            11,333             5,201            4,405



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            4,935              236              3,046              819              1,709             1,466            10,512

         $106,847           $2,585            $33,400           $8,029            $18,629           $16,664           $99,764






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


            2,495             3,020             3,237             1,037             1,884             9,546             1,894

          $35,438           $39,046           $39,497           $11,471           $20,990          $216,148           $20,387








                                                                                                                    MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       HIGH YIELD
          COMMON         CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH           CORPORATE
          STOCK--        ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--         BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $13,448           $1,921            $5,482            $ 5,814           $2,475            $11,524           $15,929

            8,438              815             3,535             28,391            2,407              1,827             9,362






                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
          MID CAP           MID CAP           MID CAP          MODERATE           GROWTH            S&P 500          SMALL CAP
          CORE--           GROWTH--           VALUE--        ALLOCATION--      ALLOCATION--         INDEX--          GROWTH--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $10,423           $10,329           $8,383            $7,753            $12,514           $15,215           $3,783

            3,133             5,508            4,333             1,471              1,426            18,425            2,996

--------------------------------------------------------------------------------






                                                                                     ALGER
                                                                   ALGER           AMERICAN
                            MAINSTAY VP                          AMERICAN            SMALL
                               TOTAL          MAINSTAY VP        LEVERAGED        CAPITALIZA-
                             RETURN--           VALUE--          ALL CAP--          TION--
                           INITIAL CLASS     INITIAL CLASS    CLASS O SHARES    CLASS O SHARES
                          --------------------------------------------------------------------


Number of shares.......         3,501             4,377               9               1,613

Identified cost........       $62,740           $70,303            $416             $30,557






                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                              EQUITY-             VIP               VIP           INVESTMENT
                             INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         3,119               50                17               62

Identified cost........       $74,231           $1,971            $2,674             $784







                                                                                     ALGER
                                                                   ALGER           AMERICAN
                            MAINSTAY VP                          AMERICAN            SMALL
                               TOTAL          MAINSTAY VP        LEVERAGED        CAPITALIZA-
                             RETURN--           VALUE--          ALL CAP--          TION--
                           INITIAL CLASS     INITIAL CLASS    CLASS O SHARES    CLASS O SHARES
                          --------------------------------------------------------------------


Purchases..............       $7,593            $11,964            $401             $3,517

Proceeds from sales....        5,746              5,859             181              6,574






                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                              EQUITY-             VIP               VIP           INVESTMENT
                             INCOME--          GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $15,156           $2,060            $1,035             $407

Proceeds from sales....         5,449            1,344                39               31



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







         AMERICAN
        CENTURY VP          AMERICAN           AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF        FIDELITY(R)
         INFLATION         CENTURY VP         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING             VIP
       PROTECTION--      INTERNATIONAL--        VALUE--          BALANCED          GROWTH--          LEADERS--       CONTRAFUND(R)--
         CLASS II           CLASS II           CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


              7                 231               113              2,518             1,048                36               7,811

            $73              $2,484              $912             $4,609            $9,306            $1,410            $202,537





                                                                JANUS ASPEN       JANUS ASPEN
                                              JANUS ASPEN         SERIES            SERIES            MFS(R)             MFS(R)
        FIDELITY(R)        FIDELITY(R)          SERIES            MID CAP          WORLDWIDE         INVESTORS             NEW
            VIP                VIP            BALANCED--         GROWTH--          GROWTH--            TRUST            DISCOVERY
         MID CAP--         OVERSEAS--        INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--           SERIES--
       INITIAL CLASS      INITIAL CLASS         SHARES            SHARES            SHARES         INITIAL CLASS      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


              95                167               4,239              12               3,483               9                 31

          $3,180             $3,577            $100,049            $355            $106,632            $179               $532








         AMERICAN
        CENTURY VP          AMERICAN           AMERICAN         CVS CALVERT       DREYFUS IP        DREYFUS VIF        FIDELITY(R)
         INFLATION         CENTURY VP         CENTURY VP          SOCIAL          TECHNOLOGY        DEVELOPING             VIP
       PROTECTION--      INTERNATIONAL--        VALUE--          BALANCED          GROWTH--          LEADERS--       CONTRAFUND(R)--
         CLASS II           CLASS II           CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


            $49              $2,139             $  800             $831             $2,122             $898              $70,207

              8               1,402              1,212              707              1,482              309               14,262





                                                                JANUS ASPEN       JANUS ASPEN
                                              JANUS ASPEN         SERIES            SERIES            MFS(R)             MFS(R)
        FIDELITY(R)        FIDELITY(R)          SERIES            MID CAP          WORLDWIDE         INVESTORS             NEW
            VIP                VIP            BALANCED--         GROWTH--          GROWTH--            TRUST            DISCOVERY
         MID CAP--         OVERSEAS--        INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL       SERIES--           SERIES--
       INITIAL CLASS      INITIAL CLASS         SHARES            SHARES            SHARES         INITIAL CLASS      INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------------------


          $1,528             $2,005             $ 7,615            $148             $5,251             $127               $455

           1,476                204              10,056              27              8,798                4                  6

--------------------------------------------------------------------------------






                                                                 NEUBERGER           PIMCO
                              MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                             RESEARCH          UTILITIES      MID-CAP GROWTH        BOND--
                             SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE
                           INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                          --------------------------------------------------------------------


Number of shares.......           5                 47                6                 6

Identified cost........        $109             $1,534             $143               $72






                                                                VAN KAMPEN        VAN KAMPEN
                              VAN ECK                          UIF EMERGING      UIF EMERGING
                             WORLDWIDE          VAN ECK           MARKETS           MARKETS
                             ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
                              RETURN          HARD ASSETS         CLASS I           CLASS I
                          --------------------------------------------------------------------


Number of shares.......          45                 852              37               3,473

Identified cost........        $474             $27,404            $318             $48,145








                                                                 NEUBERGER           PIMCO
                              MFS(R)            MFS(R)          BERMAN AMT          GLOBAL
                             RESEARCH          UTILITIES      MID-CAP GROWTH        BOND--
                             SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE
                           INITIAL CLASS     INITIAL CLASS        CLASS I        CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............        $110             $1,379              $84               $45

Proceeds from sales....           1                 66                5                 4






                                                                VAN KAMPEN        VAN KAMPEN
                              VAN ECK                          UIF EMERGING      UIF EMERGING
                             WORLDWIDE          VAN ECK           MARKETS           MARKETS
                             ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
                              RETURN          HARD ASSETS         CLASS I           CLASS I
                          --------------------------------------------------------------------


Purchases..............        $318             $16,143            $241             $17,884

Proceeds from sales....          11               1,541              12               6,645



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           PIMCO                                                 ROYCE             ROYCE            T. ROWE           T. ROWE
            LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE
        DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND
       CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


             --                 7                39                561               462              3,021              55

            $--               $96              $425             $8,083            $4,966            $66,126            $277







        VAN KAMPEN
         UIF U.S.
       REAL ESTATE--
          CLASS I
      --------------


              40

          $1,158








           PIMCO                                                 ROYCE             ROYCE            T. ROWE           T. ROWE
            LOW              PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE
        DURATION--       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM
      ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND
       CLASS SHARES      CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO
      --------------------------------------------------------------------------------------------------------------------------


            $13               $91              $413             $4,385            $2,864            $15,600             $76

             13                 6                19                942               386              4,140              18







        VAN KAMPEN
         UIF U.S.
       REAL ESTATE--
          CLASS I
      --------------


           $860

             43

NOTE 3--Expenses and Related Party Transactions:

--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------


       processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL:


                                              MONTHLY                MONTHLY
                                          CONTRACT CHARGE        CONTRACT CHARGE
POLICY                                     POLICY YEAR 1     SUBSEQUENT POLICY YEARS
------                                    ---------------    -----------------------
VUL....................................          N/A                   $ 7
SVUL...................................         $ 60                    10
VUL 2000...............................           30                    10
VUL Provider...........................           30                    10
Pinnacle VUL*..........................          100                    25
Pinnacle SVUL*.........................          100                    25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

       For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

       For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

       For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

       For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

       For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

       For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies,
       NYLIAC deducts a .50% mortality and expense risk charge and for SVUL

----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

--------------------------------------------------------------------------------


       (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

       For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.


----------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


NOTE 4--Distribution of Net Income:

--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):

--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2007 and 2006 were as follows:





                                                                         MAINSTAY VP
                             MAINSTAY VP           MAINSTAY VP             CAPITAL
                             BALANCED--              BOND--            APPRECIATION--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2007       2006       2007       2006       2007       2006
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      38        91         72          76         904      1,127
Units redeemed.........    (529)      (24)       (88)       (123)     (1,549)    (1,725)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........    (491)       67        (16)        (47)       (645)      (598)
                           ====       ===        ===        ====      ======     ======

GROUP 2 POLICIES
Units issued...........      38        52         75          95         923      1,191
Units redeemed.........     (15)      (16)       (84)       (118)     (1,336)    (1,428)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........      23        36         (9)        (23)       (413)      (237)
                           ====       ===        ===        ====      ======     ======

GROUP 3 POLICIES
Units issued...........      --        --         42          17          19          2
Units redeemed.........      --        --         (2)         (2)         (1)        (9)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........      --        --         40          15          18         (7)
                           ====       ===        ===        ====      ======     ======

GROUP 4 POLICIES
Units issued...........     166       172         98         114         155        180
Units redeemed.........     (34)      (26)       (70)        (63)       (103)      (101)
                           ----       ---        ---        ----      ------     ------
  Net increase
     (decrease)........     132       146         28          51          52         79
                           ====       ===        ===        ====      ======     ======




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                      MAINSTAY VP
                                MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP
          MAINSTAY VP         COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--
        CASH MANAGEMENT        INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007     2006(a)      2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


        3,630      1,541       193        250        48         93          61         55          42      124
       (2,099)    (2,678)     (309)      (381)      (30)        (1)        (70)       (91)     (2,306)     (14)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        1,531     (1,137)     (116)      (131)       18         92          (9)       (36)     (2,264)     110
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        2,104      1,862       327        418        15         23         138        173          34      107
       (1,536)    (2,459)     (447)      (479)       (2)        --        (181)      (210)        (23)     (27)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
          568       (597)     (120)       (61)       13         23         (43)       (37)         11       80
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        9,361      3,708        17         17        --         --           8          4          37       59
       (1,820)    (2,610)       (7)        (2)       --         --          (2)        (3)         (2)      --
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        7,541      1,098        10         15        --         --           6          1          35       59
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


        4,460      3,823       120        129        63         24         120        129         146      184
       (1,254)    (4,596)      (49)       (53)       (6)        (1)        (58)       (81)        (88)     (20)
       ------     ------      ----       ----       ---         --        ----       ----      ------      ---
        3,206       (773)       71         76        57         23          62         48          58      164
       ======     ======      ====       ====       ===         ==        ====       ====      ======      ===


--------------------------------------------------------------------------------








                                                    MAINSTAY VP           MAINSTAY VP
                              MAINSTAY VP             GROWTH              HIGH YIELD
                             GOVERNMENT--          ALLOCATION--        CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007     2006(a)      2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      48          55       341        256         168        197
Units redeemed.........     (80)       (202)      (69)        (7)       (300)      (274)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........     (32)       (147)      272        249        (132)       (77)
                            ===        ====       ===        ===        ====       ====

GROUP 2 POLICIES
Units issued...........      49          66       177        191         160        194
Units redeemed.........     (70)        (88)      (45)        (8)       (203)      (219)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........     (21)        (22)      132        183         (43)       (25)
                            ===        ====       ===        ===        ====       ====

GROUP 3 POLICIES
Units issued...........       2          17        --         --          44         33
Units redeemed.........      (1)         (2)       --         --          (4)        (5)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........       1          15        --         --          40         28
                            ===        ====       ===        ===        ====       ====

GROUP 4 POLICIES
Units issued...........      68          82       406        244         416        385
Units redeemed.........     (55)        (40)      (67)       (18)       (203)      (164)
                            ---        ----       ---        ---        ----       ----
  Net increase
     (decrease)........      13          42       339        226         213        221
                            ===        ====       ===        ===        ====       ====




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









          MAINSTAY VP                                 MAINSTAY VP           MAINSTAY VP
          ICAP SELECT           MAINSTAY VP          INTERNATIONAL           LARGE CAP
           EQUITY--          INCOME & GROWTH--         EQUITY--              GROWTH--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006
      ------------------------------------------------------------------------------------


        316          50         10        75         151        244        209         82
        (28)        (29)      (262)      (11)       (119)      (167)       (66)       (47)
        ---        ----       ----       ---        ----       ----       ----       ----
        288          21       (252)       64          32         77        143         35
        ===        ====       ====       ===        ====       ====       ====       ====


        471          60         33        59         191        263        180        226
        (75)       (108)      (444)      (71)       (103)       (82)      (174)      (258)
        ---        ----       ----       ---        ----       ----       ----       ----
        396         (48)      (411)      (12)         88        181          6        (32)
        ===        ====       ====       ===        ====       ====       ====       ====


         18          --          1        --          --         --         17          3
         (2)         --         (8)       --          --         --         (2)        (6)
        ---        ----       ----       ---        ----       ----       ----       ----
         16          --         (7)       --          --         --         15         (3)
        ===        ====       ====       ===        ====       ====       ====       ====


        353          51         36        50         332        366        162        111
        (34)        (21)      (184)      (20)        (94)       (68)       (38)       (30)
        ---        ----       ----       ---        ----       ----       ----       ----
        319          30       (148)       30         238        298        124         81
        ===        ====       ====       ===        ====       ====       ====       ====


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP               MID CAP
                                CORE--               GROWTH--               VALUE--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      89        187          77        156         85        113
Units redeemed.........     (89)       (74)       (129)      (116)      (130)      (126)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      --        113         (52)        40        (45)       (13)
                            ===        ===        ====       ====       ====       ====

GROUP 2 POLICIES
Units issued...........      79        110          99        169        104        142
Units redeemed.........     (54)       (52)       (111)      (105)      (139)      (148)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      25         58         (12)        64        (35)        (6)
                            ===        ===        ====       ====       ====       ====

GROUP 3 POLICIES
Units issued...........      --         --          --         --         --         --
Units redeemed.........      --         --          --         --         --         --
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........      --         --          --         --         --         --
                            ===        ===        ====       ====       ====       ====

GROUP 4 POLICIES
Units issued...........     233        221         273        350        242        299
Units redeemed.........     (74)       (63)       (127)      (137)      (150)      (144)
                            ---        ---        ----       ----       ----       ----
  Net increase
     (decrease)........     159        158         146        213         92        155
                            ===        ===        ====       ====       ====       ====




Not all investment divisions are available under all policies.

(a) For the period February 13, 2006 (Commencement of Investments) through December 31, 2006.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP         MAINSTAY VP
           MODERATE         MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP         MAINSTAY VP
         ALLOCATION--        ALLOCATION--           INDEX--            GROWTH--         TOTAL RETURN--          VALUE--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007     2006(a)    2007     2006(a)    2007       2006     2007       2006     2007       2006     2007       2006
      ----------------------------------------------------------------------------------------------------------------------


        273        177      379        427        429        539      50         65      195        241      172        210
        (56)        (5)     (83)       (10)      (675)      (825)   (132)       (60)    (320)      (359)    (262)      (289)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
        217        172      296        417       (246)      (286)    (82)         5     (125)      (118)     (90)       (79)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


        111        183      249        268        820      1,047      80        118      168        208      158        198
        (23)        (4)     (29)        (7)    (1,005)    (1,207)   (112)      (184)    (237)      (232)    (198)      (214)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
         88        179      220        261       (185)      (160)    (32)       (66)     (69)       (24)     (40)       (16)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


         --         --       --         --         68        201      --         --        6          5       10         15
         --         --       --         --         (9)        (7)     --         --       (2)        --       (3)       (68)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
         --         --       --         --         59        194      --         --        4          5        7        (53)
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


        219        148      402        284        650        736     183        220       69         80      166        163
        (25)        (6)     (65)       (18)      (373)      (475)   (137)      (122)     (45)       (41)     (77)       (67)
        ---        ---      ---        ---     ------     ------    ----       ----     ----       ----     ----       ----
        194        142      337        266        277        261      46         98       24         39       89         96
        ===        ===      ===        ===     ======     ======    ====       ====     ====       ====     ====       ====


--------------------------------------------------------------------------------







                                                       ALGER               AMERICAN
                            ALGER AMERICAN           AMERICAN             CENTURY VP
                               LEVERAGED               SMALL               INFLATION
                               ALL CAP--         CAPITALIZATION--        PROTECTION--
                            CLASS O SHARES        CLASS O SHARES           CLASS II
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............     --         --         117        177        --         --
Units redeemed..........     --         --        (255)      (184)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --        (138)        (7)       --         --
                             ==         ==        ====       ====        ==         ==

GROUP 2 POLICIES
Units issued............     --         --         160        252        --         --
Units redeemed..........     --         --        (242)      (230)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --         (82)        22        --         --
                             ==         ==        ====       ====        ==         ==

GROUP 3 POLICIES
Units issued............     13          5           8         21         5          2
Units redeemed..........     (2)        --         (44)       (44)       (2)        --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     11          5         (36)       (23)        3          2
                             ==         ==        ====       ====        ==         ==

GROUP 4 POLICIES
Units issued............     --         --         103        138        --         --
Units redeemed..........     --         --         (43)       (35)       --         --
                             --         --        ----       ----        --         --
  Net increase
     (decrease).........     --         --          60        103        --         --
                             ==         ==        ====       ====        ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








           AMERICAN              AMERICAN             CVS CALVERT           DREYFUS IP            DREYFUS VIF
          CENTURY VP            CENTURY VP              SOCIAL              TECHNOLOGY            DEVELOPING
        INTERNATIONAL--           VALUE--              BALANCED              GROWTH--              LEADERS--
           CLASS II              CLASS II              PORTFOLIO          INITIAL SHARES        INITIAL SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         10         12         60         56         --         --
         --         --         --         --        (16)       (12)       (48)       (54)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        --         12          2         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         --         --         --         --         20         26         41         53         --         --
         --         --         --         --        (26)       (29)       (45)       (46)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        (3)        (4)         7         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         38         80         11         64         --         --          6          8         33         35
         (6)        (1)       (43)        (2)        --         --         (1)        (1)        (5)        (1)
         --         --        ---         --        ---        ---        ---        ---         --         --
         32         79        (32)        62         --         --          5          7         28         34
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


         --         --         --         --         17         25         86         99         --         --
         --         --         --         --        (23)       (13)       (48)       (48)        --         --
         --         --        ---         --        ---        ---        ---        ---         --         --
         --         --         --         --         (6)        12         38         51         --         --
         ==         ==        ===         ==        ===        ===        ===        ===         ==         ==


--------------------------------------------------------------------------------








                              FIDELITY(R)           FIDELITY(R)
                                  VIP                   VIP               FIDELITY(R)
                            CONTRAFUND(R)--       EQUITY-INCOME--        VIP GROWTH--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2007       2006       2007       2006       2007       2006
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      268        368        128        247        --         --
Units redeemed.........     (389)      (434)      (183)      (205)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........     (121)       (66)       (55)        42        --         --
                            ====       ====       ====       ====        ==         ==

GROUP 2 POLICIES
Units issued...........      391        491        151        227        --         --
Units redeemed.........     (465)      (463)      (189)      (178)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........      (74)        28        (38)        49        --         --
                            ====       ====       ====       ====        ==         ==

GROUP 3 POLICIES
Units issued...........      102         95         89         63        63         73
Units redeemed.........      (50)        (5)        (4)        (2)       (2)        (1)
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........       52         90         85         61        61         72
                            ====       ====       ====       ====        ==         ==

GROUP 4 POLICIES
Units issued...........      572        586        286        305        --         --
Units redeemed.........     (202)      (171)      (104)      (113)       --         --
                            ----       ----       ----       ----        --         --
  Net increase
     (decrease)........      370        415        182        192        --         --
                            ====       ====       ====       ====        ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                  JANUS ASPEN
          FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)             SERIES
              VIP               INVESTMENT            FIDELITY(R)               VIP               BALANCED--
          INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--           INSTITUTIONAL
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS            SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2007       2006       2007       2006       2007       2006       2007       2006       2007       2006
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --         162        217
         --         --         --         --         --         --         --         --        (310)      (310)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --        (148)       (93)
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         --         --         --         --         --         --         --         --         507        640
         --         --         --         --         --         --         --         --        (677)      (819)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --        (170)      (179)
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         70         12         32         18         28         20         80         35          16          8
         (4)        (6)        (3)        (1)       (41)       (25)        (3)        (2)         (9)        (3)
         --         --         --         --        ---        ---         --         --        ----       ----
         66          6         29         17        (13)        (5)        77         33           7          5
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


         --         --         --         --         --         --         --         --         245        266
         --         --         --         --         --         --         --         --        (146)      (129)
         --         --         --         --        ---        ---         --         --        ----       ----
         --         --         --         --         --         --         --         --          99        137
         ==         ==         ==         ==        ===        ===         ==         ==        ====       ====


--------------------------------------------------------------------------------







                               JANUS ASPEN           JANUS ASPEN
                                 SERIES                SERIES
                                 MID CAP              WORLDWIDE              MFS(R)
                                GROWTH--              GROWTH--              INVESTORS
                              INSTITUTIONAL         INSTITUTIONAL        TRUST SERIES--
                                 SHARES                SHARES             INITIAL CLASS
                           ------------------    ------------------    ------------------
                             2007       2006       2007       2006       2007       2006
                           --------------------------------------------------------------

GROUP 1 POLICIES
Units issued............      --         --         274        373        --         --
Units redeemed..........      --         --        (401)      (575)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --        (127)      (202)       --         --
                              ==         ==        ====       ====        ==         ==

GROUP 2 POLICIES
Units issued............      --         --         582        808        --         --
Units redeemed..........      --         --        (773)      (971)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --        (191)      (163)       --         --
                              ==         ==        ====       ====        ==         ==

GROUP 3 POLICIES
Units issued............       8          8          21         39         9         --
Units redeemed..........      (1)        --          (4)        (6)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........       7          8          17         33         9         --
                              ==         ==        ====       ====        ==         ==

GROUP 4 POLICIES
Units issued............      --         --         135        152        --         --
Units redeemed..........      --         --         (67)       (66)       --         --
                              --         --        ----       ----        --         --
  Net increase
     (decrease).........      --         --          68         86        --         --
                              ==         ==        ====       ====        ==         ==




Not all investment divisions are available under all policies.

(b) For the period March 23, 2006 (Commencement of Investments) through December 31, 2006.

(c) For Group 3 Policies, represents the period October 16, 2007 (Commencement of Investments) through December 31, 2007.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                       NEUBERGER
                                                                      BERMAN AMT
            MFS(R)              MFS(R)              MFS(R)              MID-CAP              PIMCO               PIMCO
         NEW DISCOVERY         RESEARCH            UTILITIES            GROWTH           GLOBAL BOND--      LOW DURATION--
           SERIES--            SERIES--            SERIES--           PORTFOLIO--       ADMINISTRATIVE      ADMINISTRATIVE
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS          CLASS I          CLASS SHARES        CLASS SHARES
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007       2006     2007       2006     2007       2006     2007       2006     2007     2006(b)  2007(c)      2006
      ----------------------------------------------------------------------------------------------------------------------


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         30          2        9         --       42          6        4          1        5         --       --         --
         --         --       --         --       (1)        --       --         (1)      (1)        --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         30          2        9         --       41          6        4         --        4         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         --         --       --         --       --         --       --         --       --         --       --         --
         ==         ==       ==         ==       ==         ==       ==         ==       ==         ==       ==         ==


--------------------------------------------------------------------------------








                              PIMCO                 PIMCO
                          REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP
                         ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--
                          CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS
                       ------------------    ------------------    ------------------    ------------------
                         2007       2006       2007       2006       2007       2006       2007       2006
                       ------------------------------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --         78        107         67         49
Units redeemed......      --         --         --         --        (16)        (8)        (9)        (4)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --         62         99         58         45
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 2 POLICIES
Units issued........      --         --         --         --         67        125         59         82
Units redeemed......      --         --         --         --        (21)        (6)        (9)        (4)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --         46        119         50         78
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 3 POLICIES
Units issued........       9         --         36          1         --          3         --         --
Units redeemed......      (1)        --         --         --         --         --         --         --
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....       8         --         36          1         --          3         --         --
                          ==         ==         ==         ==        ===        ===        ===         ==

GROUP 4 POLICIES
Units issued........      --         --         --         --        130        142         97         68
Units redeemed......      --         --         --         --        (27)       (11)       (17)        (7)
                          --         --         --         --        ---        ---        ---         --
  Net increase
     (decrease).....      --         --         --         --        103        131         80         61
                          ==         ==         ==         ==        ===        ===        ===         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                          VAN KAMPEN          VAN KAMPEN
                             T. ROWE PRICE          VAN ECK                              UIF EMERGING        UIF EMERGING
         T. ROWE PRICE       LIMITED-TERM          WORLDWIDE            VAN ECK             MARKETS             MARKETS
         EQUITY INCOME           BOND              ABSOLUTE            WORLDWIDE            DEBT--             EQUITY--
           PORTFOLIO           PORTFOLIO            RETURN            HARD ASSETS           CLASS I             CLASS I
      ------------------  ------------------  ------------------  ------------------  ------------------  ------------------
        2007       2006     2007       2006     2007       2006     2007       2006     2007       2006     2007       2006
      ----------------------------------------------------------------------------------------------------------------------


         175        176      --         --       --         --      278        328       --         --        89        179
        (109)      (118)     --         --       --         --      (48)       (27)      --         --      (117)      (142)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          66         58      --         --       --         --      230        301       --         --       (28)        37
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


         206        238      --         --       --         --      206        269       --         --       103        211
        (193)      (204)     --         --       --         --      (33)       (18)      --         --       (91)      (103)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          13         34      --         --       --         --      173        251       --         --        12        108
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


          66         24       7          5       28         17        9         20       15          4        10         30
          (9)       (10)     (3)        --       (1)        --       (2)        (1)      (1)        --        (1)        (1)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
          57         14       4          5       27         17        7         19       14          4         9         29
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


         397        404      --         --       --         --      391        305       --         --       152        164
        (149)      (125)     --         --       --         --      (56)       (25)      --         --       (53)       (44)
        ----       ----      --         --       --         --      ---        ---       --         --      ----       ----
         248        279      --         --       --         --      335        280       --         --        99        120
        ====       ====      ==         ==       ==         ==      ===        ===       ==         ==      ====       ====


--------------------------------------------------------------------------------







                           VAN KAMPEN
                            UIF U.S.
                              REAL
                            ESTATE--
                             CLASS I
                       ------------------
                         2007       2006
                       ------------------

GROUP 1 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==

GROUP 2 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==

GROUP 3 POLICIES
Units issued........      28         12
Units redeemed......      (1)        (1)
                          --         --
  Net increase
     (decrease).....      27         11
                          ==         ==

GROUP 4 POLICIES
Units issued........      --         --
Units redeemed......      --         --
                          --         --
  Net increase
     (decrease).....      --         --
                          ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):

--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2007, 2006, 2005, 2004 and 2003:





                                              MAINSTAY VP
                                              BALANCED--                              MAINSTAY VP
                                             INITIAL CLASS                        BOND--INITIAL CLASS
                                     ----------------------------  ------------------------------------------------
                                       2007      2006      2005      2007      2006      2005      2004      2003
                                     ------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $3,477    $9,094    $7,562    $13,105   $12,712   $13,134   $13,637   $14,432
Units Outstanding..................      294       785       718        623       639       686       722       790
Variable Accumulation Unit Value...   $11.82    $11.58    $10.53    $ 21.03   $ 19.89   $ 19.15   $ 18.88   $ 18.26
Total Return.......................     2.1%      9.9%      5.3%       5.8%      3.8%      1.5%      3.4%      3.8%
Investment Income Ratio............     1.9%      2.1%      1.4%       3.7%      1.2%      3.2%      3.4%      4.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,922    $1,618    $1,092    $10,731   $10,257   $10,207   $ 9,680   $ 8,491
Units Outstanding..................      162       139       103        686       695       718       694       630
Variable Accumulation Unit Value...   $11.89    $11.62    $10.55    $ 15.65   $ 14.76   $ 14.19   $ 13.96   $ 13.48
Total Return.......................     2.3%     10.1%      5.5%       6.0%      4.0%      1.7%      3.6%      4.0%
Investment Income Ratio............     2.4%      2.1%      2.4%       3.6%      1.2%      3.3%      3.8%      4.3%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $   --    $ 1,170   $   589   $   379   $   528   $   292
Units Outstanding..................       --        --        --         86        46        31        44        25
Variable Accumulation Unit Value...   $   --    $   --    $   --    $ 13.60   $ 12.77   $ 12.21   $ 11.95   $ 11.48
Total Return.......................       --        --        --       6.5%      4.6%      2.2%      4.1%      4.5%
Investment Income Ratio............       --        --        --       4.4%      1.7%      3.1%      4.4%      5.2%

GROUP 4 POLICIES
Net Assets.........................   $4,525    $2,846    $1,040    $ 5,345   $ 4,651   $ 3,851   $ 2,747   $ 1,614
Units Outstanding..................      375       243        97        402       374       323       236       144
Variable Accumulation Unit Value...   $12.05    $11.72    $10.58    $ 13.27   $ 12.45   $ 11.91   $ 11.66   $ 11.20
Total Return.......................     2.8%     10.7%      5.8%       6.5%      4.5%      2.2%      4.1%      4.5%
Investment Income Ratio............     2.6%      2.6%      2.4%       3.7%      1.3%      3.6%      4.4%      5.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
             CAPITAL APPRECIATION--INITIAL CLASS                         CASH MANAGEMENT
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


      $168,430  $164,993  $171,702  $174,254  $171,100   $15,062   $12,191   $13,394   $15,071   $16,841
         6,895     7,540     8,138     8,889     9,027     9,719     8,188     9,325    10,726    12,004
      $  24.43  $  21.89  $  21.11  $  19.60  $  18.95   $  1.55   $  1.49   $  1.44   $  1.41   $  1.40
         11.6%      3.7%      7.7%      3.4%     26.1%      4.1%      3.9%      2.2%      0.1%        --
          0.1%      0.4%        --      0.3%      0.2%      4.7%      4.5%      2.8%      0.8%      0.7%


      $ 60,491  $ 57,500  $ 57,246  $ 53,193  $ 46,871   $11,840   $10,665   $10,937   $11,507   $13,640
         6,509     6,922     7,159     7,176     6,553     9,549     8,981     9,578    10,323    12,279
      $   9.29  $   8.31  $   8.00  $   7.41  $   7.15   $  1.24   $  1.19   $  1.14   $  1.11   $  1.11
         11.8%      3.9%      7.9%      3.6%     26.4%      4.3%      4.1%      2.4%      0.3%      0.2%
          0.1%      0.4%        --      0.3%      0.2%      4.7%      4.5%      2.9%      0.8%      0.7%


      $    462  $    226  $    287  $    249  $    171   $13,676   $ 4,592   $ 3,214   $ 2,255   $ 1,680
            39        21        28        26        19    11,638     4,097     2,999     2,166     1,627
      $  11.99  $  10.67  $  10.21  $   9.42  $   9.05   $  1.18   $  1.12   $  1.07   $  1.04   $  1.03
         12.4%      4.4%      8.4%      4.2%     27.0%      4.8%      4.6%      3.0%      0.8%      0.7%
          0.4%      0.4%        --      0.3%      0.3%      4.5%      4.4%      2.9%      0.8%      0.7%


      $  8,000  $  6,488  $  5,305  $  3,823  $  1,868   $ 9,963   $ 5,943   $ 6,478   $ 4,412   $ 2,431
           594       542       463       362       184     8,603     5,397     6,170     4,317     2,399
      $  13.45  $  11.97  $  11.46  $  10.57  $  10.15   $  1.15   $  1.10   $  1.05   $  1.02   $  1.01
         12.4%      4.4%      8.4%      4.2%     27.0%      4.8%      4.6%      3.0%      0.8%      0.7%
          0.1%      0.4%        --      0.3%      0.3%      4.6%      4.5%      3.0%      0.9%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                                                          MAINSTAY VP
                                                                                         CONSERVATIVE
                                                        MAINSTAY VP                      ALLOCATION--
                                                COMMON STOCK--INITIAL CLASS              INITIAL CLASS
                                     ------------------------------------------------  ----------------
                                       2007      2006      2005      2004      2003      2007     2006
                                     ------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $70,276   $71,216   $65,300   $65,117   $60,036   $1,264   $  990
Units Outstanding..................     2,017     2,133     2,264     2,413     2,450      110       92
Variable Accumulation Unit Value...   $ 34.85   $ 33.38   $ 28.86   $ 26.99   $ 24.50   $11.48   $10.75
Total Return.......................      4.4%     15.7%      6.9%     10.1%     25.5%     6.7%     7.5%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.4%      1.1%     2.8%     1.9%

GROUP 2 POLICIES(b)
Net Assets.........................   $37,367   $37,206   $32,781   $30,884   $25,743   $  416   $  243
Units Outstanding..................     2,829     2,949     3,010     3,038     2,794       36       23
Variable Accumulation Unit Value...   $ 13.21   $ 12.62   $ 10.89   $ 10.16   $  9.21   $11.40   $10.65
Total Return.......................      4.6%     15.9%      7.1%     10.3%     25.7%     7.0%     6.5%
Investment Income Ratio............      1.2%      0.6%      1.0%      1.5%      1.2%     3.2%     2.9%

GROUP 3 POLICIES
Net Assets.........................   $   880   $   712   $   437   $   342   $   181   $   --   $   --
Units Outstanding..................        65        55        40        33        20       --       --
Variable Accumulation Unit Value...   $ 13.51   $ 12.85   $ 11.03   $ 10.25   $  9.24   $   --   $   --
Total Return.......................      5.1%     16.5%      7.7%     10.9%     26.4%       --       --
Investment Income Ratio............      1.3%      0.7%      1.1%      1.8%      1.5%       --       --

GROUP 4 POLICIES
Net Assets.........................   $ 7,761   $ 6,331   $ 4,474   $ 3,337   $ 1,665   $  961   $  245
Units Outstanding..................       502       431       355       285       158       80       23
Variable Accumulation Unit Value...   $ 15.46   $ 14.70   $ 12.62   $ 11.72   $ 10.57   $11.51   $10.71
Total Return.......................      5.1%     16.5%      7.7%     10.9%     26.4%     7.5%     7.1%
Investment Income Ratio............      1.3%      0.6%      1.1%      1.8%      1.5%     4.1%     2.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                 MAINSTAY VP
                         MAINSTAY VP                           FLOATING RATE--
                 CONVERTIBLE--INITIAL CLASS                     INITIAL CLASS
      ------------------------------------------------  ----------------------------
        2007      2006      2005      2004      2003      2007      2006      2005
      ------------------------------------------------------------------------------


       $12,342   $11,002   $10,737   $11,056   $ 9,403   $2,345    $26,514   $24,081
           503       512       548       597       535      216      2,480     2,370
       $ 24.52   $ 21.50   $ 19.60   $ 18.52   $ 17.58   $10.89    $ 10.69   $ 10.16
         14.1%      9.6%      5.9%      5.4%     21.4%     1.8%       5.2%      1.6%
          2.3%      2.3%      1.5%      2.1%      2.5%     6.6%       6.3%      4.7%


       $21,168   $19,175   $17,963   $16,830   $14,680   $1,619    $ 1,472   $   594
         1,221     1,264     1,301     1,293     1,191      148        137        57
       $ 17.34   $ 15.17   $ 13.81   $ 13.02   $ 12.33   $10.95    $ 10.73   $ 10.18
         14.3%      9.9%      6.1%      5.6%     21.6%     2.0%       5.5%      1.8%
          2.3%      2.4%      1.6%      2.1%      2.5%     6.5%       6.4%      5.1%


       $   481   $   331   $   287   $   259   $   209   $1,000    $   611   $    --
            29        23        22        21        18       94         59        --
       $ 16.60   $ 14.45   $ 13.09   $ 12.27   $ 11.57   $10.61    $ 10.34   $    --
         14.9%     10.4%      6.6%      6.1%     22.2%     2.6%       3.4%        --
          2.5%      2.6%      1.7%      2.2%      2.8%     6.5%       5.9%        --


       $ 8,552   $ 6,526   $ 5,298   $ 3,837   $ 1,791   $2,827    $ 2,131   $   340
           510       448       400       310       153      255        197        33
       $ 16.75   $ 14.58   $ 13.21   $ 12.39   $ 11.67   $11.10    $ 10.82   $ 10.21
         14.9%     10.4%      6.6%      6.1%     22.2%     2.6%       6.0%      2.1%
          2.3%      2.6%      1.8%      2.5%      3.5%     6.5%       6.1%      4.5%

                         MAINSTAY VP
                  GOVERNMENT--INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $8,394    $8,512    $10,877   $11,676   $12,095
          428       460        607       662       704
       $19.62    $18.52    $ 17.92   $ 17.63   $ 17.18
         5.9%      3.3%       1.7%      2.6%      1.2%
         4.9%      0.8%       3.1%      4.1%      4.3%

       $6,014    $5,969    $ 6,082   $ 5,839   $ 5,949
          396       417        439       431       451
       $15.19    $14.31    $ 13.82   $ 13.56   $ 13.19
         6.2%      3.5%       1.9%      2.8%      1.4%
         4.9%      1.0%       3.3%      4.2%      4.3%

       $  414    $  377    $   185   $   165   $   120
           32        31         16        14        11
       $13.01    $12.20    $ 11.72   $ 11.45   $ 11.08
         6.7%      4.1%       2.4%      3.3%      1.9%
         4.9%      1.7%       3.3%      4.6%      4.5%

       $4,028    $3,574    $ 2,952   $ 2,413   $ 1,656
          312       299        257       215       152
       $12.77    $11.97    $ 11.50   $ 11.24   $ 10.87
         6.7%      4.0%       2.4%      3.3%      1.9%
         4.9%      1.1%       3.4%      4.8%      5.9%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                         MAINSTAY VP
                                           GROWTH                           MAINSTAY VP
                                        ALLOCATION--                        HIGH YIELD
                                        INITIAL CLASS              CORPORATE BOND--INITIAL CLASS
                                     ------------------  ------------------------------------------------
                                       2007      2006      2007      2006      2005      2004      2003
                                     --------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $6,400    $2,781    $52,218   $55,006   $51,635   $53,870   $47,585
Units Outstanding..................      521       249      1,848     1,980     2,057     2,203     2,179
Variable Accumulation Unit Value...   $12.25    $11.17    $ 28.25   $ 27.81   $ 24.99   $ 24.45   $ 21.84
Total Return.......................     9.6%     11.7%       1.6%     11.2%      2.2%     11.9%     35.4%
Investment Income Ratio............     1.5%      1.4%       6.5%      2.0%      6.0%      7.6%      8.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $3,803    $2,018    $27,662   $27,950   $25,483   $24,317   $18,335
Units Outstanding..................      315       183      1,521     1,564     1,589     1,554     1,314
Variable Accumulation Unit Value...   $12.10    $11.02    $ 18.19   $ 17.87   $ 16.03   $ 15.65   $ 13.95
Total Return.......................     9.9%     10.2%       1.8%     11.5%      2.4%     12.2%     35.7%
Investment Income Ratio............     1.3%      1.6%       6.6%      2.0%      5.9%      7.6%      8.6%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $ 1,901   $ 1,125   $   558   $   544   $   411
Units Outstanding..................       --        --        102        62        34        34        29
Variable Accumulation Unit Value...   $   --    $   --    $ 18.62   $ 18.20   $ 16.25   $ 15.78   $ 14.00
Total Return.......................       --        --       2.3%     12.0%      2.9%     12.7%     36.4%
Investment Income Ratio............       --        --       7.5%      2.9%      6.0%      6.5%      7.6%

GROUP 4 POLICIES
Net Assets.........................   $6,916    $2,507    $24,110   $19,819   $14,260   $ 8,986   $ 3,601
Units Outstanding..................      565       226      1,354     1,141       920       597       270
Variable Accumulation Unit Value...   $12.22    $11.07    $ 17.77   $ 17.37   $ 15.50   $ 15.06   $ 13.36
Total Return.......................    10.4%     10.7%       2.3%     12.0%      2.9%     12.7%     36.4%
Investment Income Ratio............     1.6%      1.7%       7.0%      2.2%      7.0%      9.5%     11.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
              ICAP SELECT EQUITY--INITIAL CLASS                  INCOME & GROWTH--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $ 7,024   $2,833    $2,171    $1,805    $1,238      $--     $2,963    $1,909    $1,780    $1,371
           504      216       195       171       130       --        252       188       183       157
       $ 13.92   $13.12    $11.07    $10.57    $ 9.56      $--     $11.77    $10.14    $ 9.75    $ 8.72
          6.1%    18.5%      4.7%     10.6%     27.1%       --      16.0%      4.0%     11.9%     27.8%
          0.6%     0.3%      1.0%      1.1%      0.9%       --       0.8%      1.2%      1.9%      1.9%


       $12,629   $6,304    $5,881    $5,346    $4,035      $--     $5,062    $4,480    $4,141    $3,183
           845      449       497       474       396       --        411       423       407       351
       $ 14.94   $14.05    $11.83    $11.28    $10.18      $--     $12.31    $10.59    $10.16    $ 9.07
          6.3%    18.7%      4.9%     10.8%     27.3%       --      16.3%      4.2%     12.1%     28.1%
          0.6%     0.3%      1.0%      1.1%      1.0%       --       0.6%      1.2%      1.9%      1.6%


       $   425   $  165    $  132    $  118    $   63      $--     $  108    $   92    $   91    $  350
            27       11        11        10         6       --          7         7         8        33
       $ 15.81   $14.80    $12.40    $11.76    $10.56      $--     $14.50    $12.41    $11.86    $10.52
          6.9%    19.3%      5.4%     11.4%     27.9%       --      16.8%      4.7%     12.7%     28.7%
          0.6%     0.3%      0.9%      1.0%      1.3%       --       0.6%      1.1%      0.7%      1.8%


       $ 7,866   $2,594    $1,796    $1,234    $  407      $--     $2,272    $1,557    $  899    $  323
           493      174       144       104        38       --        148       118        72        29
       $ 15.92   $14.90    $12.49    $11.85    $10.64      $--     $15.36    $13.14    $12.55    $11.14
          6.9%    19.3%      5.4%     11.4%     27.9%       --      16.9%      4.7%     12.7%     28.7%
          0.7%     0.3%      1.0%      1.4%      1.4%       --       0.7%      1.4%      2.4%      2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                            INTERNATIONAL EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $29,329   $27,357   $19,433   $13,646   $8,605
Units Outstanding..................     1,071     1,039       962       725      533
Variable Accumulation Unit Value...   $ 27.42   $ 26.32   $ 20.18   $ 18.82   $16.15
Total Return.......................      4.2%     30.4%      7.2%     16.5%    29.1%
Investment Income Ratio............      0.7%      0.3%      1.9%      1.1%     2.0%

GROUP 2 POLICIES(b)
Net Assets.........................   $18,672   $16,481   $10,159   $ 6,258   $3,310
Units Outstanding..................     1,099     1,011       830       540      334
Variable Accumulation Unit Value...   $ 16.98   $ 16.26   $ 12.44   $ 11.58   $ 9.92
Total Return.......................      4.4%     30.7%      7.5%     16.8%    29.4%
Investment Income Ratio............      0.7%      0.3%      2.0%      1.2%     2.3%

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $19,316   $13,667   $ 5,891   $ 2,665   $  526
Units Outstanding..................       924       686       388       190       44
Variable Accumulation Unit Value...   $ 20.89   $ 19.91   $ 15.16   $ 14.04   $11.96
Total Return.......................      4.9%     31.3%      8.0%     17.3%    30.0%
Investment Income Ratio............      0.7%      0.4%      2.2%      1.6%     3.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
               LARGE CAP GROWTH--INITIAL CLASS                     MID CAP CORE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $ 5,670   $ 3,636   $ 3,170   $ 3,483   $ 3,207   $13,177   $12,614   $9,347    $11,787   $7,136
           632       489       454       517       461       725       725      612        890      654
       $  8.97   $  7.44   $  6.99   $  6.74   $  6.95   $ 18.14   $ 17.40   $15.24    $ 13.25   $10.91
         20.5%      6.5%      3.6%     (3.0%)    27.2%      4.3%     14.1%    15.1%      21.4%    34.6%
            --      0.1%        --      0.2%      0.2%      0.4%        --     0.5%       0.6%     0.5%


       $15,653   $12,902   $12,396   $12,186   $12,283   $10,340   $ 9,451   $7,371    $ 3,914   $1,640
         1,279     1,273     1,305     1,332     1,305       559       534      476        292      149
       $ 12.24   $ 10.13   $  9.50   $  9.15   $  9.41   $ 18.50   $ 17.70   $15.48    $ 13.43   $11.04
         20.7%      6.7%      3.8%     (2.8%)    27.4%      4.5%     14.4%    15.3%      21.6%    34.8%
            --      0.1%        --      0.2%      0.2%      0.4%        --     0.7%       0.7%     0.6%


       $   487   $   242   $   255   $   214   $   191   $    --   $    --   $   --    $    --   $   --
            39        24        27        24        21        --        --       --         --       --
       $ 12.33   $ 10.16   $  9.48   $  9.08   $  9.30   $    --   $    --   $   --    $    --   $   --
         21.3%      7.2%      4.3%     (2.3%)    28.1%        --        --       --         --       --
            --      0.1%        --      0.3%      0.2%        --        --       --         --       --


       $ 5,106   $ 2,756   $ 1,710   $ 1,257   $   655   $13,563   $ 9,877   $5,976    $ 2,594   $  566
           363       239       158       122        62       680       521      363        183       49
       $ 13.97   $ 11.51   $ 10.74   $ 10.29   $ 10.54   $ 19.88   $ 18.93   $16.47    $ 14.21   $11.63
         21.3%      7.2%      4.3%     (2.3%)    28.1%      5.0%     15.0%    15.9%      22.2%    35.5%
            --      0.2%        --      0.3%      0.2%      0.4%        --     0.7%       0.8%     0.8%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               MID CAP GROWTH--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $13,698   $12,628   $11,166   $11,789   $7,461
Units Outstanding..................       834       886       846     1,041      802
Variable Accumulation Unit Value...   $ 16.43   $ 14.29   $ 13.17   $ 11.33   $ 9.30
Total Return.......................     15.0%      8.5%     16.3%     21.8%    43.8%
Investment Income Ratio............        --        --        --        --       --

GROUP 2 POLICIES(b)
Net Assets.........................   $14,418   $12,688   $10,811   $ 6,775   $3,517
Units Outstanding..................       837       849       785       574      363
Variable Accumulation Unit Value...   $ 17.23   $ 14.96   $ 13.76   $ 11.81   $ 9.68
Total Return.......................     15.2%      8.7%     16.5%     22.0%    44.1%
Investment Income Ratio............        --        --        --        --       --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $   --
Units Outstanding..................        --        --        --        --       --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $   --
Total Return.......................        --        --        --        --       --
Investment Income Ratio............        --        --        --        --       --

GROUP 4 POLICIES
Net Assets.........................   $19,538   $14,375   $ 9,842   $ 4,691   $1,304
Units Outstanding..................       990       844       631       353      120
Variable Accumulation Unit Value...   $ 19.71   $ 17.03   $ 15.58   $ 13.31   $10.85
Total Return.......................     15.8%      9.2%     17.1%     22.6%    44.8%
Investment Income Ratio............        --        --        --        --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                            MAINSTAY VP         MAINSTAY VP
                                                             MODERATE         MODERATE GROWTH
                         MAINSTAY VP                       ALLOCATION--        ALLOCATION--
                MID CAP VALUE--INITIAL CLASS               INITIAL CLASS       INITIAL CLASS
      ------------------------------------------------  ------------------  ------------------
        2007      2006      2005      2004      2003      2007      2006      2007      2006
      ----------------------------------------------------------------------------------------


       $13,762   $14,697   $13,143   $14,820   $9,718    $4,594    $1,874    $8,640    $4,635
           943       988     1,001     1,185      907       389       172       713       417
       $ 14.60   $ 14.87   $ 13.13   $ 12.51   $10.72    $11.80    $10.92    $12.08    $11.12
         (1.8%)    13.3%      5.0%     16.7%    28.1%      8.0%      9.2%      8.6%     11.2%
          1.0%      0.1%      0.8%      1.0%     1.1%      3.0%      1.9%      2.2%      2.3%


       $12,857   $13,592   $12,092   $ 9,228   $5,632    $3,126    $1,939    $5,768    $2,881
           871       906       912       733      523       267       179       481       261
       $ 14.78   $ 15.03   $ 13.24   $ 12.59   $10.76    $11.71    $10.82    $11.92    $10.95
         (1.6%)    13.5%      5.2%     17.0%    28.3%      8.2%      8.2%      8.9%      9.5%
          1.0%      0.1%      0.9%      1.0%     1.2%      2.9%      2.1%      2.3%      2.1%


       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --
       $    --   $    --   $    --   $    --   $   --    $   --    $   --    $   --    $   --
            --        --        --        --       --        --        --        --        --
            --        --        --        --       --        --        --        --        --


       $13,587   $12,305   $ 8,702   $ 4,862   $1,814    $4,008    $1,551    $7,316    $2,942
           893       801       646       381      167       336       142       603       266
       $ 15.19   $ 15.36   $ 13.47   $ 12.75   $10.84    $11.90    $10.95    $12.10    $11.06
         (1.1%)    14.0%      5.7%     17.5%    29.0%      8.7%      9.5%      9.4%     10.6%
          1.0%      0.1%      0.9%      1.2%     1.5%      3.1%      3.4%      2.4%      2.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               S&P 500 INDEX--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $154,823  $157,043  $145,879  $146,432  $133,315
Units Outstanding..................     4,156     4,402     4,688     4,895     4,890
Variable Accumulation Unit Value...  $  37.28  $  35.68  $  31.13  $  29.91  $  27.26
Total Return.......................      4.5%     14.6%      4.1%      9.7%     27.3%
Investment Income Ratio............      1.6%      0.5%      1.2%      1.6%      1.4%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 85,692  $ 83,998  $ 74,782  $ 69,081  $ 56,757
Units Outstanding..................     6,960     7,145     7,305     7,035     6,355
Variable Accumulation Unit Value...  $  12.31  $  11.76  $  10.24  $   9.82  $   8.93
Total Return.......................      4.7%     14.9%      4.3%      9.9%     27.6%
Investment Income Ratio............      1.6%      0.5%      1.2%      1.7%      1.5%

GROUP 3 POLICIES
Net Assets.........................  $  4,322  $  3,318  $    623  $    817  $    410
Units Outstanding..................       306       247        53        74        41
Variable Accumulation Unit Value...  $  14.14  $  13.43  $  11.64  $  11.11  $  10.06
Total Return.......................      5.2%     15.4%      4.8%     10.5%     28.2%
Investment Income Ratio............      1.8%      1.0%      1.1%      1.6%      3.1%

GROUP 4 POLICIES
Net Assets.........................  $ 41,534  $ 35,383  $ 27,317  $ 18,720  $  6,886
Units Outstanding..................     2,693     2,416     2,155     1,547       629
Variable Accumulation Unit Value...  $  15.40  $  14.64  $  12.68  $  12.10  $  10.95
Total Return.......................      5.2%     15.5%      4.8%     10.5%     28.2%
Investment Income Ratio............      1.7%      0.6%      1.4%      2.2%      2.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
               SMALL CAP GROWTH--INITIAL CLASS                     TOTAL RETURN--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $5,034    $6,147    $5,817    $10,272   $8,132    $44,164   $44,324   $43,324   $44,038   $42,609
          452       534       529        967      831      1,738     1,863     1,981     2,129     2,175
       $11.15    $11.60    $10.98    $ 10.63   $ 9.78    $ 25.40   $ 23.79   $ 21.88   $ 20.69   $ 19.59
        (3.9%)     5.6%      3.3%       8.6%    40.7%       6.8%      8.7%      5.8%      5.6%     18.8%
           --        --        --         --       --       2.2%      0.6%      1.5%      1.7%      1.9%


       $6,580    $7,215    $7,581    $ 6,396   $4,170    $15,890   $15,673   $14,630   $13,594   $11,610
          570       602       668        585      415      1,272     1,341     1,365     1,343     1,214
       $11.54    $11.98    $11.32    $ 10.93   $10.04    $ 12.50   $ 11.69   $ 10.73   $ 10.12   $  9.57
        (3.7%)     5.8%      3.5%       8.9%    41.0%       7.0%      8.9%      6.0%      5.8%     19.1%
           --        --        --         --       --       2.2%      0.6%      1.6%      1.8%      2.1%


       $   --    $   --    $   --    $    --   $   --    $   240   $   172   $   108   $   101   $     3
           --        --        --         --       --         18        14         9         9        --
       $   --    $   --    $   --    $    --   $   --    $ 13.64   $ 12.69   $ 11.59   $ 10.88   $ 10.23
           --        --        --         --       --       7.5%      9.5%      6.5%      6.4%     19.7%
           --        --        --         --       --       2.2%      0.8%      1.6%      1.7%      2.2%


       $8,554    $8,191    $6,400    $ 3,819   $1,337    $ 4,065   $ 3,461   $ 2,669   $ 1,898   $   914
          630       584       486        301      115        281       257       218       165        84
       $13.57    $14.02    $13.18    $ 12.67   $11.58    $ 14.46   $ 13.45   $ 12.28   $ 11.53   $ 10.84
        (3.2%)     6.3%      4.1%       9.4%    41.7%       7.5%      9.5%      6.5%      6.4%     19.7%
           --        --        --         --       --       2.3%      0.7%      1.8%      2.2%      2.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                                   VALUE--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $49,351   $51,068   $45,082   $44,899   $40,618
Units Outstanding..................     1,786     1,876     1,955     2,054     2,053
Variable Accumulation Unit Value...   $ 27.62   $ 27.22   $ 23.06   $ 21.86   $ 19.78
Total Return.......................      1.5%     18.0%      5.5%     10.5%     26.5%
Investment Income Ratio............      1.6%      0.4%      1.2%      1.2%      1.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $21,948   $22,221   $19,019   $17,691   $14,265
Units Outstanding..................     1,320     1,360     1,376     1,353     1,208
Variable Accumulation Unit Value...   $ 16.62   $ 16.35   $ 13.82   $ 13.08   $ 11.81
Total Return.......................      1.7%     18.3%      5.7%     10.7%     26.7%
Investment Income Ratio............      1.6%      0.4%      1.2%      1.2%      1.7%

GROUP 3 POLICIES
Net Assets.........................   $   697   $   588   $ 1,123   $ 1,036   $   736
Units Outstanding..................        48        41        94        92        73
Variable Accumulation Unit Value...   $ 14.52   $ 14.21   $ 11.95   $ 11.25   $ 10.11
Total Return.......................      2.2%     18.9%      6.2%     11.3%     27.4%
Investment Income Ratio............      1.7%      0.3%      1.3%      1.6%      1.8%

GROUP 4 POLICIES
Net Assets.........................   $ 9,409   $ 7,915   $ 5,490   $ 3,975   $ 2,025
Units Outstanding..................       635       546       450       346       196
Variable Accumulation Unit Value...   $ 14.81   $ 14.50   $ 12.19   $ 11.48   $ 10.31
Total Return.......................      2.2%     18.9%      6.2%     11.3%     27.4%
Investment Income Ratio............      1.7%      0.4%      1.4%      1.4%      2.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       ALGER AMERICAN                                    ALGER AMERICAN
              LEVERAGED ALL CAP--CLASS O SHARES               SMALL CAPITALIZATION--CLASS O SHARES
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $23,986   $22,637   $19,086   $16,480   $14,286
           --        --        --        --        --      1,407     1,545     1,552     1,556     1,562
       $   --    $   --    $   --    $   --    $   --    $ 17.05   $ 14.65   $ 12.29   $ 10.59   $  9.15
           --        --        --        --        --      16.4%     19.2%     16.1%     15.8%     41.4%
           --        --        --        --        --         --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $20,855   $18,785   $15,527   $12,816   $10,177
           --        --        --        --        --      1,608     1,690     1,668     1,601     1,475
       $   --    $   --    $   --    $   --    $   --    $ 12.97   $ 11.11   $  9.31   $  8.00   $  6.90
           --        --        --        --        --      16.7%     19.4%     16.3%     16.0%     41.6%
           --        --        --        --        --         --        --        --        --        --


       $  489    $  178    $   76    $   64    $   38    $   907   $ 1,408   $ 1,522   $ 1,311   $   894
           21        10         5         5         3         44        80       103       104        83
       $23.51    $17.61    $14.76    $12.90    $11.92    $ 20.75   $ 17.70   $ 14.75   $ 12.62   $ 10.82
        33.5%     19.3%     14.4%      8.2%     34.7%      17.2%     20.0%     16.9%     16.6%     42.3%
           --        --        --        --        --         --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $ 7,920   $ 5,601   $ 3,021   $ 1,704   $   430
           --        --        --        --        --        351       291       188       124        37
       $   --    $   --    $   --    $   --    $   --    $ 22.57   $ 19.25   $ 16.04   $ 13.72   $ 11.77
           --        --        --        --        --      17.2%     20.0%     16.9%     16.6%     42.3%
           --        --        --        --        --         --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                AMERICAN CENTURY
                                                  VP INFLATION                              AMERICAN CENTURY VP
                                              PROTECTION--CLASS II                        INTERNATIONAL--CLASS II
                                     --------------------------------------  ------------------------------------------------
                                       2007      2006      2005      2004      2007      2006      2005      2004      2003
                                     ----------------------------------------------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $   75    $   32    $    6    $    1    $2,730    $1,691    $  119    $   53    $  208
Units Outstanding..................        6         3        --        --       119        87         8         4        17
Variable Accumulation Unit Value...   $11.75    $10.73    $10.55    $10.39    $22.87    $19.39    $15.55    $13.74    $11.98
Total Return.......................     9.5%      1.6%      1.6%      3.9%     17.9%     24.7%     13.1%     14.8%     24.4%
Investment Income Ratio............     4.4%      3.1%      5.4%      4.6%      0.5%      0.3%      0.7%      3.0%        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------










                     AMERICAN CENTURY VP                                   CVS CALVERT
                       VALUE--CLASS II                              SOCIAL BALANCED PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $1,713    $1,773    $1,642    $1,518    $1,377
           --        --        --        --        --        98       104       104       101        98
       $   --    $   --    $   --    $   --    $   --    $17.45    $17.10    $15.84    $15.09    $14.04
           --        --        --        --        --      2.0%      8.0%      4.9%      7.5%     18.5%
           --        --        --        --        --      2.4%      2.4%      1.9%      1.7%      1.9%


       $   --    $   --    $   --    $   --    $   --    $2,183    $2,203    $2,069    $1,962    $1,712
           --        --        --        --        --       175       181       184       183       172
       $   --    $   --    $   --    $   --    $   --    $12.44    $12.17    $11.25    $10.70    $ 9.93
           --        --        --        --        --      2.2%      8.2%      5.1%      7.7%     18.7%
           --        --        --        --        --      2.4%      2.3%      1.8%      1.8%      2.0%


       $  843    $1,448    $  290    $  973    $  189    $   --    $   --    $   --    $   --    $   --
           49        81        19        67        15        --        --        --        --        --
       $17.03    $17.98    $15.18    $14.48    $12.68    $   --    $   --    $   --    $   --    $   --
        (5.3%)    18.5%      4.9%     14.2%     28.8%        --        --        --        --        --
         1.8%      0.5%      1.6%      0.4%        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $  937    $  979    $  755    $  451    $  185
           --        --        --        --        --        65        71        59        37        17
       $   --    $   --    $   --    $   --    $   --    $14.21    $13.83    $12.71    $12.03    $11.11
           --        --        --        --        --      2.8%      8.8%      5.7%      8.3%     19.3%
           --        --        --        --        --      2.3%      2.6%      2.2%      2.4%      2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        DREYFUS IP
                                                    TECHNOLOGY GROWTH--
                                                      INITIAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $3,475    $2,964    $2,819    $3,086    $1,633
Units Outstanding..................      325       313       311       351       185
Variable Accumulation Unit Value...   $10.69    $ 9.38    $ 9.06    $ 8.79    $ 8.81
Total Return.......................    13.9%      3.6%      3.1%     (0.2%)    49.9%
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $3,329    $2,963    $2,785    $2,429    $1,884
Units Outstanding..................      299       303       296       266       206
Variable Accumulation Unit Value...   $11.17    $ 9.78    $ 9.43    $ 9.13    $ 9.13
Total Return.......................    14.2%      3.8%      3.3%      0.0%     50.2%
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  242    $  154    $   63    $   75    $   53
Units Outstanding..................       17        12         5         6         5
Variable Accumulation Unit Value...   $14.36    $12.52    $12.00    $11.56    $11.51
Total Return.......................    14.7%      4.3%      3.8%      0.5%     51.0%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $4,303    $3,251    $2,514    $1,641    $  637
Units Outstanding..................      297       259       208       141        55
Variable Accumulation Unit Value...   $14.46    $12.60    $12.08    $11.64    $11.59
Total Return.......................    14.7%      4.3%      3.8%      0.5%     51.0%
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         DREYFUS VIF
                    DEVELOPING LEADERS--                                 FIDELITY(R) VIP
                       INITIAL SHARES                             CONTRAFUND(R)--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $    --   $   --    $   --    $   --    $   --   $106,766   $94,769   $87,169   $71,268   $59,024
            --       --        --        --        --      3,268     3,389     3,455     3,282     3,117
       $    --   $   --    $   --    $   --    $   --   $  32.66   $ 27.97   $ 25.21   $ 21.71   $ 18.94
            --       --        --        --        --      16.8%     10.9%     16.1%     14.7%     27.6%
            --       --        --        --        --       1.0%      1.3%      0.3%      0.3%      0.4%


       $    --   $   --    $   --    $   --    $   --   $ 68,721   $59,914   $53,530   $40,911   $30,734
            --       --        --        --        --      3,567     3,641     3,613     3,214     2,774
       $    --   $   --    $   --    $   --    $   --   $  19.26   $ 16.46   $ 14.81   $ 12.73   $ 11.08
            --       --        --        --        --      17.0%     11.2%     16.4%     14.9%     27.8%
            --       --        --        --        --       1.0%      1.3%      0.3%      0.3%      0.4%


       $ 1,161   $  875    $  326    $  279    $  135   $  6,943   $ 5,013   $ 3,083   $ 1,376   $   641
            84       56        22        20        11        341       289       199       104        56
       $ 13.86   $15.59    $15.02    $14.20    $12.75   $  20.36   $ 17.32   $ 15.50   $ 13.26   $ 11.48
        (11.1%)    3.8%      5.8%     11.3%     27.5%      17.6%     11.7%     16.9%     15.5%     28.5%
          0.6%     0.3%        --      0.2%        --       1.0%      1.6%      0.2%      0.3%      0.4%


       $    --   $   --    $   --    $   --    $   --   $ 35,272   $23,566   $14,699   $ 6,747   $ 2,500
            --       --        --        --        --      1,731     1,361       946       509       218
       $    --   $   --    $   --    $   --    $   --   $  20.35   $ 17.30   $ 15.49   $ 13.25   $ 11.47
            --       --        --        --        --      17.6%     11.7%     16.9%     15.5%     28.5%
            --       --        --        --        --       1.0%      1.3%      0.2%      0.2%      0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                               EQUITY-INCOME--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $34,182   $35,270   $28,755   $27,122   $22,122
Units Outstanding..................     1,459     1,514     1,472     1,461     1,320
Variable Accumulation Unit Value...   $ 23.49   $ 23.30   $ 19.52   $ 18.57   $ 16.76
Total Return.......................      0.8%     19.4%      5.1%     10.8%     29.4%
Investment Income Ratio............      1.8%      3.3%      1.6%      1.4%      1.7%

GROUP 2 POLICIES(b)
Net Assets.........................   $21,778   $22,182   $17,890   $16,306   $12,853
Units Outstanding..................     1,334     1,372     1,323     1,270     1,111
Variable Accumulation Unit Value...   $ 16.33   $ 16.17   $ 13.52   $ 12.84   $ 11.57
Total Return.......................      1.0%     19.6%      5.3%     11.0%     29.7%
Investment Income Ratio............      1.8%      3.4%      1.6%      1.4%      1.6%

GROUP 3 POLICIES
Net Assets.........................   $ 3,044   $ 1,648   $   564   $   401   $   732
Units Outstanding..................       189       104        43        32        66
Variable Accumulation Unit Value...   $ 16.10   $ 15.86   $ 13.19   $ 12.46   $ 11.17
Total Return.......................      1.5%     20.2%      5.9%     11.5%     30.3%
Investment Income Ratio............      2.2%      4.0%      1.4%      2.8%      0.3%

GROUP 4 POLICIES
Net Assets.........................   $15,397   $12,294   $ 7,732   $ 4,697   $ 1,449
Units Outstanding..................       963       781       589       380       131
Variable Accumulation Unit Value...   $ 15.97   $ 15.73   $ 13.09   $ 12.36   $ 11.09
Total Return.......................      1.5%     20.2%      5.9%     11.5%     30.3%
Investment Income Ratio............      2.0%      3.3%      1.3%      0.9%      0.9%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                    GROWTH--INITIAL CLASS                           INDEX 500--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $2,257    $1,128     $ 344     $ 316    $  258    $2,818    $1,810    $1,486    $  906    $  613
          168       107        35        34        28       204       138       132        84        63
       $13.44    $10.58     $9.90     $9.36    $ 9.05    $13.78    $13.07    $11.30    $10.78    $ 9.74
        27.0%      6.9%      5.8%      3.4%     32.8%      5.4%     15.7%      4.8%     10.6%     28.4%
         0.6%      0.3%      0.5%      0.2%      0.2%      3.8%      1.5%      1.3%      1.7%      0.7%


       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --     $  --     $  --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                      FIDELITY(R) VIP
                                                     INVESTMENT GRADE
                                                    BOND--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  795    $  414    $  202    $   28    $   89
Units Outstanding..................       64        35        18         3         8
Variable Accumulation Unit Value...   $12.44    $11.92    $11.42    $11.18    $10.70
Total Return.......................     4.3%      4.3%      2.2%      4.5%      5.2%
Investment Income Ratio............     3.3%      3.3%      0.7%     10.1%      4.1%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       FIDELITY(R) VIP                                   FIDELITY(R) VIP
                   MID CAP--INITIAL CLASS                            OVERSEAS--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --


       $3,434    $3,238    $2,972    $1,800    $  632    $4,219    $2,195    $1,360    $  525    $  509
          138       151       156       112        49       199       122        89        41        45
       $24.82    $21.47    $19.05    $16.10    $12.89    $21.16    $18.04    $15.28    $12.83    $11.29
        15.6%     12.7%     18.3%     24.9%     38.6%     17.3%     18.1%     19.0%     13.6%     43.4%
         0.9%      0.4%        --        --      0.4%      3.3%      0.8%      0.4%      0.9%      0.1%


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    JANUS ASPEN SERIES
                                              BALANCED--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $46,207   $45,896   $43,947   $43,708   $43,234
Units Outstanding..................     1,665     1,813     1,906     2,031     2,165
Variable Accumulation Unit Value...   $ 27.84   $ 25.36   $ 23.07   $ 21.52   $ 19.97
Total Return.......................      9.8%      9.9%      7.2%      7.8%     13.3%
Investment Income Ratio............      2.5%      2.2%      2.3%      2.3%      2.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $65,146   $61,661   $58,315   $54,629   $47,916
Units Outstanding..................     4,111     4,281     4,460     4,488     4,251
Variable Accumulation Unit Value...   $ 15.84   $ 14.40   $ 13.08   $ 12.17   $ 11.27
Total Return.......................     10.0%     10.2%      7.4%      8.0%     13.5%
Investment Income Ratio............      2.6%      2.2%      2.3%      2.3%      2.3%

GROUP 3 POLICIES
Net Assets.........................   $   656   $   497   $   394   $   335   $   246
Units Outstanding..................        43        36        31        29        23
Variable Accumulation Unit Value...   $ 15.37   $ 13.90   $ 12.56   $ 11.63   $ 10.72
Total Return.......................     10.5%     10.7%      7.9%      8.5%     14.0%
Investment Income Ratio............      2.7%      2.2%      2.3%      2.3%      2.5%

GROUP 4 POLICIES
Net Assets.........................   $15,095   $12,257   $ 9,348   $ 6,487   $ 3,422
Units Outstanding..................       974       875       738       553       317
Variable Accumulation Unit Value...   $ 15.48   $ 14.01   $ 12.65   $ 11.72   $ 10.80
Total Return.......................     10.5%     10.7%      7.9%      8.5%     14.0%
Investment Income Ratio............      2.6%      2.2%      2.4%      2.7%      2.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     JANUS ASPEN SERIES                                JANUS ASPEN SERIES
            MID CAP GROWTH--INSTITUTIONAL SHARES             WORLDWIDE GROWTH--INSTITUTIONAL SHARES
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $57,829   $55,577   $50,767   $52,683   $51,897
           --        --        --        --        --      2,699     2,826     3,028     3,304     3,386
       $   --    $   --    $   --    $   --    $   --    $ 21.42   $ 19.68   $ 16.76   $ 15.95   $ 15.33
           --        --        --        --        --       8.9%     17.4%      5.1%      4.0%     23.1%
           --        --        --        --        --       0.8%      1.8%      1.4%      1.0%      1.1%


       $   --    $   --    $   --    $   --    $   --    $56,285   $53,656   $47,111   $45,284   $40,827
           --        --        --        --        --      4,782     4,973     5,136     5,200     4,887
       $   --    $   --    $   --    $   --    $   --    $ 11.77   $ 10.79   $  9.17   $  8.71   $  8.35
           --        --        --        --        --       9.1%     17.6%      5.3%      4.3%     23.4%
           --        --        --        --        --       0.8%      1.8%      1.4%      1.0%      1.1%


       $  462    $  275    $  132    $  114    $   27    $ 1,019   $   714   $   258   $   241   $   185
           24        17         9         9         3         75        58        25        24        20
       $19.57    $16.04    $14.12    $12.57    $10.41    $ 13.60   $ 12.41   $ 10.50   $  9.91   $  9.46
        22.0%     13.6%     12.3%     20.7%     35.1%       9.6%     18.2%      5.9%      4.8%     24.0%
         0.2%        --        --        --        --       0.8%      2.1%      1.4%      1.0%      1.0%


       $   --    $   --    $   --    $   --    $   --    $ 7,824   $ 6,179   $ 4,256   $ 2,999   $ 1,530
           --        --        --        --        --        532       464       378       282       151
       $   --    $   --    $   --    $   --    $   --    $ 14.59   $ 13.31   $ 11.26   $ 10.63   $ 10.15
           --        --        --        --        --       9.6%     18.2%      5.9%      4.8%     24.0%
           --        --        --        --        --       0.8%      1.8%      1.5%      1.2%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                          MFS(R)
                                           INVESTORS TRUST SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  203    $   69    $   60    $   58    $   54
Units Outstanding..................       14         5         5         5         6
Variable Accumulation Unit Value...   $14.33    $13.00    $11.50    $10.72    $ 9.63
Total Return.......................    10.3%     13.0%      7.3%     11.4%     22.1%
Investment Income Ratio............     0.7%      0.5%      0.5%      0.6%      0.7%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                       MFS(R)
                        NEW DISCOVERY                              RESEARCH SERIES--
                    SERIES--INITIAL CLASS                            INITIAL CLASS
      ------------------------------------------------  --------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004
      ----------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --


       $  524    $  102    $   69    $   62    $   22    $  111    $   --    $   --    $   --
           38         8         6         6         2         9        --        --        --
       $13.71    $13.37    $11.81    $11.22    $10.54    $12.47    $12.11    $11.93    $11.70
         2.5%     13.2%      5.2%      6.5%      5.4%      3.0%      1.5%      2.0%     17.0%
           --        --        --        --        --        --      0.7%      0.6%        --


       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --        --        --        --        --
           --        --        --        --        --        --        --        --        --

                           MFS(R)
                     UTILITIES SERIES--
                        INITIAL CLASS
      ------------------------------------------------
        2007      2006      2005      2004      2003
      ------------------------------------------------

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

       $1,629    $  239    $   54    $   19    $    5
           50         9         3         1        --
       $32.87    $25.70    $19.58    $16.76    $12.87
        27.9%     31.3%     16.8%     30.2%     28.7%
         0.6%      1.5%      0.3%      0.8%      2.2%

       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
       $   --    $   --    $   --    $   --    $   --
           --        --        --        --        --
           --        --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                   NEUBERGER BERMAN AMT
                                             MID-CAP GROWTH PORTFOLIO--CLASS I
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................   $  183    $   85    $   71    $   83    $   39
Units Outstanding..................        9         5         5         7         4
Variable Accumulation Unit Value...   $19.37    $15.81    $13.79    $12.12    $10.42
Total Return.......................    22.5%     14.7%     13.7%     16.3%     28.1%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $   --    $   --    $   --
Units Outstanding..................       --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $   --    $   --    $   --    $   --
Total Return.......................       --        --        --        --        --
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







             PIMCO               PIMCO                    PIMCO                         PIMCO
         GLOBAL BOND--      LOW DURATION--            REAL RETURN--                TOTAL RETURN--
        ADMINISTRATIVE      ADMINISTRATIVE           ADMINISTRATIVE                ADMINISTRATIVE
         CLASS SHARES        CLASS SHARES             CLASS SHARES                  CLASS SHARES
      ------------------  ------------------  ----------------------------  ----------------------------
        2007      2006      2007      2006      2007      2006      2005      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --   $     --   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --


       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --


       $   77    $   31    $   --        $--   $   91     $   5    $    2    $  413    $   14    $    5
            7         3        --         --        8        --        --        37         1        --
       $11.54    $10.52    $10.18        $--   $11.03     $9.96    $ 9.89    $11.22    $10.31    $ 9.92
         9.7%      5.2%      1.8%         --    10.7%      0.8%     (1.1%)     8.8%      3.9%     (0.8%)
         3.2%      2.7%      6.1%         --     4.0%      4.4%      3.4%      3.2%      4.5%      4.0%


       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
       $   --    $   --    $   --        $--   $   --     $  --    $   --    $   --    $   --    $   --
           --        --        --         --       --        --        --        --        --        --
           --        --        --         --       --        --        --        --        --        --

                  ROYCE
                MICRO-CAP
               PORTFOLIO--
            INVESTMENT CLASS
      ----------------------------
        2007      2006      2005
      ----------------------------

       $2,187    $1,347    $   99
          171       109        10
       $12.78    $12.40    $10.24
         3.0%     21.1%      2.4%
         1.6%      0.3%      2.6%

       $2,215    $1,584    $   91
          174       128         9
       $12.76    $12.35    $10.20
         3.3%     21.1%      2.0%
         1.6%      0.3%      4.3%

       $   --    $   --    $   --
           --        --        --
       $   --    $   --    $   --
           --        --        --
           --        --        --

       $3,159    $1,757    $  115
          245       142        11
       $12.84    $12.35    $10.20
         4.0%     21.1%      2.0%
         1.8%      0.3%      1.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                   ROYCE
                                                 SMALL-CAP
                                                PORTFOLIO--
                                             INVESTMENT CLASS
                                     --------------------------------
                                       2007      2006          2005
                                     --------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $1,298    $  670        $  118
Units Outstanding..................      115        57            12
Variable Accumulation Unit Value...   $11.26    $11.59        $10.16
Total Return.......................    (2.8%)    14.0%          1.6%
Investment Income Ratio............     0.1%      0.1%            --

GROUP 2 POLICIES(b)
Net Assets.........................   $1,513    $  977        $   69
Units Outstanding..................      135        85             7
Variable Accumulation Unit Value...   $11.21    $11.51        $10.06
Total Return.......................    (2.6%)    14.5%          0.6%
Investment Income Ratio............     0.1%      0.1%            --

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --        $   --
Units Outstanding..................       --        --            --
Variable Accumulation Unit Value...   $   --    $   --        $   --
Total Return.......................       --        --            --
Investment Income Ratio............       --        --            --

GROUP 4 POLICIES
Net Assets.........................   $1,804    $  892        $  148
Units Outstanding..................      156        76            15
Variable Accumulation Unit Value...   $11.47    $11.72        $10.18
Total Return.......................    (2.1%)    15.2%          1.8%
Investment Income Ratio............     0.1%      0.1%            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                        T. ROWE PRICE                                     T. ROWE PRICE
                   EQUITY INCOME PORTFOLIO                         LIMITED-TERM BOND PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $21,549   $19,914   $16,049   $10,984   $ 6,156   $   --    $   --    $   --    $   --    $   --
         1,266     1,200     1,142       807       516       --        --        --        --        --
       $ 17.01   $ 16.59   $ 14.04   $ 13.61   $ 11.92   $   --    $   --    $   --    $   --    $   --
          2.5%     18.1%      3.2%     14.1%     24.6%       --        --        --        --        --
          1.7%      1.6%      1.7%      1.7%      1.8%       --        --        --        --        --


       $27,215   $26,291   $21,744   $17,806   $12,402   $   --    $   --    $   --    $   --    $   --
         1,571     1,558     1,524     1,292     1,029       --        --        --        --        --
       $ 17.33   $ 16.86   $ 14.25   $ 13.78   $ 12.05   $   --    $   --    $   --    $   --    $   --
          2.7%     18.4%      3.4%     14.3%     24.9%       --        --        --        --        --
          1.7%      1.6%      1.6%      1.6%      1.8%       --        --        --        --        --


       $ 2,085   $ 1,144   $   772   $   626   $   662   $  275    $  213    $  154    $  162    $  269
           131        74        60        50        61       23        19        14        15        26
       $ 15.92   $ 15.42   $ 12.96   $ 12.47   $ 10.85   $11.89    $11.27    $10.83    $10.64    $10.52
          3.3%     19.0%      3.9%     14.9%     25.5%     5.5%      4.1%      1.7%      1.1%      4.3%
          1.8%      1.6%      1.6%      1.6%      1.8%     4.3%      3.9%      3.6%      3.4%      3.5%


       $20,671   $16,150   $ 9,931   $ 5,421   $ 1,764   $   --    $   --    $   --    $   --    $   --
         1,289     1,041       762       432       162       --        --        --        --        --
       $ 16.02   $ 15.52   $ 13.04   $ 12.55   $ 10.92   $   --    $   --    $   --    $   --    $   --
          3.3%     19.0%      3.9%     14.9%     25.5%       --        --        --        --        --
          1.8%      1.6%      1.7%      1.8%      1.9%       --        --        --        --        --

                 VAN ECK WORLDWIDE
                  ABSOLUTE RETURN
      --------------------------------------
        2007      2006      2005      2004
      --------------------------------------

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

       $  477    $  171      $--     $   --
           44        17       --         --
       $10.74    $10.33      $--     $ 9.87
         4.1%      4.6%       --      (1.3%)
         0.4%        --       --         --

       $   --    $   --      $--     $   --
           --        --       --         --
       $   --    $   --      $--     $   --
           --        --       --         --
           --        --       --         --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                     VAN ECK WORLDWIDE
                                                        HARD ASSETS
                                     ------------------------------------------------
                                       2007      2006      2005      2004      2003
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $11,631   $4,812    $  454    $   --     $   --
Units Outstanding..................       570      340        39        --         --
Variable Accumulation Unit Value...   $ 20.36   $14.14    $11.35    $   --     $   --
Total Return.......................     44.0%    24.5%     13.5%        --         --
Investment Income Ratio............      0.1%       --        --        --         --

GROUP 2 POLICIES(b)
Net Assets.........................   $ 8,621   $3,579    $  158    $   --     $   --
Units Outstanding..................       438      265        14        --         --
Variable Accumulation Unit Value...   $ 19.69   $13.63    $10.95    $   --     $   --
Total Return.......................     44.4%    24.5%      9.5%        --         --
Investment Income Ratio............      0.1%       --        --        --         --

GROUP 3 POLICIES
Net Assets.........................   $ 1,966   $1,161    $  536    $   30     $    4
Units Outstanding..................        51       44        25         2         --
Variable Accumulation Unit Value...   $ 38.71   $26.63    $21.39    $14.11     $11.38
Total Return.......................     45.4%    24.5%     51.7%     24.0%      13.8%
Investment Income Ratio............      0.1%     0.0%        --      1.8%         --

GROUP 4 POLICIES
Net Assets.........................   $12,922   $4,129    $  135    $   --     $   --
Units Outstanding..................       627      292        12        --         --
Variable Accumulation Unit Value...   $ 20.55   $14.14    $11.35    $   --     $   --
Total Return.......................     45.4%    24.5%     13.5%        --         --
Investment Income Ratio............      0.1%     0.0%        --        --         --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                       VAN KAMPEN UIF                                    VAN KAMPEN UIF
               EMERGING MARKETS DEBT--CLASS I                   EMERGING MARKETS EQUITY--CLASS I
      ------------------------------------------------  ------------------------------------------------
        2007      2006      2005      2004      2003      2007      2006      2005      2004      2003
      --------------------------------------------------------------------------------------------------


       $   --    $   --    $   --    $   --    $   --    $35,299   $26,013   $18,450   $12,536   $9,762
           --        --        --        --        --      1,040     1,068     1,031       932      888
       $   --    $   --    $   --    $   --    $   --    $ 33.95   $ 24.34   $ 17.87   $ 13.45   $11.00
           --        --        --        --        --      39.5%     36.2%     32.9%     22.3%    48.6%
           --        --        --        --        --       0.4%      0.8%      0.4%      0.7%       --


       $   --    $   --    $   --    $   --    $   --    $29,608   $20,897   $13,512   $ 8,674   $6,724
           --        --        --        --        --        842       830       722       627      595
       $   --    $   --    $   --    $   --    $   --    $ 35.13   $ 25.14   $ 18.42   $ 13.83   $11.29
           --        --        --        --        --      39.8%     36.5%     33.2%     22.5%    48.9%
           --        --        --        --        --       0.4%      0.8%      0.4%      0.7%       --


       $  314    $   91    $   32    $   24    $   20    $ 1,646   $   920   $   107   $    75   $    2
           20         6         2         2         2         43        34         5         5       --
       $15.96    $14.98    $13.52    $12.05    $10.94    $ 38.36   $ 27.31   $ 19.92   $ 14.88   $12.09
         6.5%     10.8%     12.3%     10.1%      9.4%      40.5%     37.1%     33.9%     23.1%    49.7%
         7.3%      9.0%      7.6%      6.8%        --       0.4%      0.8%      0.4%      0.4%       --


       $   --    $   --    $   --    $   --    $   --    $17,670   $ 9,762   $ 4,671   $ 1,257   $  371
           --        --        --        --        --        447       348       228        82       30
       $   --    $   --    $   --    $   --    $   --    $ 39.42   $ 28.06   $ 20.47   $ 15.29   $12.42
           --        --        --        --        --      40.5%     37.1%     33.8%     23.1%    49.7%
           --        --        --        --        --       0.4%      0.7%      0.3%      0.6%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------











                                                        VAN KAMPEN UIF
                                                   U.S. REAL ESTATE--CLASS I
                                     ----------------------------------------------------
                                       2007      2006      2005      2004          2003
                                     ----------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 2 POLICIES(b)
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --

GROUP 3 POLICIES
Net Assets.........................   $   880   $  354    $   48    $   17        $    4
Units Outstanding..................        40       13         2         1            --
Variable Accumulation Unit Value...   $ 21.94   $26.45    $19.16    $16.37        $12.00
Total Return.......................    (17.1%)   38.0%     17.1%     36.4%         20.0%
Investment Income Ratio............      1.2%     0.9%      0.9%      1.3%            --

GROUP 4 POLICIES
Net Assets.........................   $    --   $   --    $   --    $   --        $   --
Units Outstanding..................        --       --        --        --            --
Variable Accumulation Unit Value...   $    --   $   --    $   --    $   --        $   --
Total Return.......................        --       --        --        --            --
Investment Income Ratio............        --       --        --        --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the funds, provide a reasonable basis for our opinion.

-s- PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
February 14, 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2007 AND 2006

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2007      2006
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $1,625 in
     2007 and $971 in 2006)...................................  $39,799   $38,529
  Trading securities..........................................       71        12
Equity securities, at fair value
  Available-for-sale..........................................       15        74
  Trading securities..........................................       --        62
Mortgage loans................................................    5,208     4,189
Policy loans..................................................      703       651
Securities purchased under agreements to resell...............      682       377
Other investments.............................................      631       554
                                                                -------   -------
     Total investments........................................   47,109    44,448
Cash and cash equivalents.....................................      893       583
Deferred policy acquisition costs.............................    3,431     3,310
Interest in annuity contracts.................................    4,468     4,240
Amounts recoverable from reinsurer............................    6,601     6,432
Other assets..................................................      869       856
Separate account assets.......................................   19,093    16,579
                                                                -------   -------
     Total assets.............................................  $82,464   $76,448
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $42,795   $41,309
Future policy benefits........................................    2,766     2,087
Policy claims.................................................      183       156
Obligations under structured settlement agreements............    4,468     4,240
Amounts payable to reinsurer..................................    5,379     5,114
Other liabilities.............................................    2,807     2,308
Separate account liabilities..................................   19,093    16,579
                                                                -------   -------
     Total liabilities........................................   77,491    71,793
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    1,410     1,410
Accumulated other comprehensive income........................       95        77
Retained earnings.............................................    3,443     3,143
                                                                -------   -------
     Total stockholder's equity...............................    4,973     4,655
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $82,464   $76,448
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME


                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $  855   $  565   $  138
  Fees-universal life and annuity policies................     601      487      376
  Net investment income...................................   2,578    2,400    2,187
  Net investment losses...................................     (66)     (41)      --
  Net revenue from reinsurance............................     206      214      276
  Other income............................................      36       28       33
                                                            ------   ------   ------
     Total revenues.......................................   4,210    3,653    3,010
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   1,781    1,646    1,488
  Increase in liabilities for future policy benefits......     777      529      155
  Policyholder benefits...................................     204      114       71
  Operating expenses......................................     963      899      865
                                                            ------   ------   ------
     Total expenses.......................................   3,725    3,188    2,579
                                                            ------   ------   ------
  Income before income taxes..............................     485      465      431
  Income tax expense......................................     159      138      138
                                                            ------   ------   ------
NET INCOME................................................  $  326   $  327   $  293
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005
                                  (IN MILLIONS)


                                                                          ACCUMULATED
                                                 ADDITIONAL                  OTHER           TOTAL
                                       CAPITAL     PAID IN    RETAINED   COMPREHENSIVE   STOCKHOLDER'S
                                        STOCK      CAPITAL    EARNINGS   INCOME (LOSS)       EQUITY
                                       -------   ----------   --------   -------------   -------------
BALANCE AT JANUARY 1, 2005...........    $25       $1,410      $2,535        $ 653           $4,623
                                                                                             ------
Comprehensive income:
  Net income.........................                             293                           293
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (422)            (422)
                                                                                             ------
  Other comprehensive loss...........                                                          (422)
                                                                                             ------
Total comprehensive loss.............                                                          (129)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2005.........     25        1,410       2,828          231            4,494
                                                                                             ------
Comprehensive income:
  Net income.........................                             327                           327
                                                                                             ------
     Unrealized investment losses,
       net of related offsets,
       reclassification adjustments
       and income taxes..............                                         (154)            (154)
                                                                                             ------
  Other comprehensive loss...........                                                          (154)
                                                                                             ------
Total comprehensive income...........                                                           173
                                                                                             ------
  Distribution to stockholder........                             (12)                          (12)
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2006.........     25        1,410       3,143           77            4,655
                                                                                             ------
  Cumulative effect of changes in
     accounting principles, net of
     income tax (see Note 2).........                             (26)                          (26)
                                         ---       ------      ------        -----           ------
BALANCE AT JANUARY 1, 2007, AS
  ADJUSTED...........................     25        1,410       3,117           77            4,629
                                                                                             ------
Comprehensive income:
  Net income.........................                             326                           326
                                                                                             ------
     Unrealized investment gains, net
       of related offsets,
       reclassification adjustments
       and income taxes..............                                           18               18
                                                                                             ------
  Other comprehensive income.........                                                            18
                                                                                             ------
Total comprehensive income...........                                                           344
                                         ---       ------      ------        -----           ------
BALANCE AT DECEMBER 31, 2007.........    $25       $1,410      $3,443        $  95           $4,973
                                         ===       ======      ======        =====           ======




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2007       2006       2005
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    326   $    327   $    293
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................        34         55         62
     Net capitalization of deferred policy acquisition
       costs............................................      (128)      (248)      (232)
     Annuity and universal life fees....................      (455)      (412)      (375)
     Interest credited to policyholders' account
       balances.........................................     1,781      1,646      1,488
     Net investment losses..............................        66         41         --
     Equity in earnings of limited partnerships.........         1          1         --
     Deferred income taxes..............................         1         52         16
     Net revenue from intercompany reinsurance..........       (45)       (57)       (20)
     Net change in unearned revenue liability...........        30         49         16
     Changes in:
       Other assets and other liabilities...............       (64)         5        (52)
       Reinsurance recoverables and payables............        10         25         76
       Trading securities...............................         9         (1)        32
       Policy claims....................................        27         30        (25)
       Future policy benefits...........................       781        543        156
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     2,374      2,056      1,435
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    12,765     11,100     17,013
     Maturity of available-for-sale fixed maturities....       997      1,337        532
     Sale of equity securities..........................        67         44         39
     Repayment of mortgage loans........................       449        618        459
     Sale of other investments..........................       181         95        329
  Cost of:
     Available-for-sale fixed maturities acquired.......   (15,147)   (15,182)   (20,109)
     Equity securities acquired.........................        (5)       (50)       (10)
     Mortgage loans acquired............................    (1,468)    (1,198)      (978)
     Securities purchased under agreements to resell....      (305)       (90)       (26)
     Other investments acquired.........................      (278)      (262)       (70)
  Policy loans (net)....................................       (51)       (52)       (29)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (2,795)    (3,640)    (2,850)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     5,467      6,183      5,812
     Withdrawals........................................    (4,809)    (4,174)    (2,981)
     Net transfers to the separate accounts.............      (544)      (371)      (254)
  Increase (decrease) in loaned securities..............       642        247       (341)
  Securities sold under agreements to repurchase (net)..         2       (154)      (867)
  Net (paydowns) proceeds from affiliated credit
     agreements.........................................        --         --       (233)
  Net (paydowns) proceeds from debt.....................        (1)         8         --
  Change in book and bank overdrafts....................       (19)        18         21
  Distribution to stockholder...........................        --        (12)        --
  Net distribution to limited partner...................        (7)        --         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....       731      1,745      1,157
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       310        161       (258)
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       583        422        680
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    893   $    583   $    422
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2007, 2006 AND 2005

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 9 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments classified as trading fixed maturities are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment losses in the accompanying Consolidated Statement of Income. Factors considered in evaluating whether a decline in value is other than temporary

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


include: i) whether the decline is substantial; ii) the amount of time that the fair value has been less than cost; iii) the financial condition and near-term prospects of the issuer; and iv) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based upon the fair value of the collateral or present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships, limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for by the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Collateralized third party commercial loans are reported at their outstanding principal balance reduced by any charge-off or specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Loan origination fees are capitalized and recognized as an adjustment of the yield of the related loan using the interest method.

     Net investment gains and losses on sales are generally computed using the specific identification method.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this special accounting practice. For such consolidated limited partnerships, the unrealized gains and losses from the underlying investments are reported in net investment losses in the accompanying Consolidated Statement of Income. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs, in accordance with Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(R), "Consolidation of Variable Interest Entities." A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


the VIE. If the Company determines that it stands to absorb a majority of the VIEs expected losses or to receive a majority of the VIEs expected residual returns, or both, the Company would be deemed to be the VIEs "primary beneficiary" and would be required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 3 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. For triparty repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet and approximates fair value.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     DAC for universal life and deferred annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. The Company uses a pricing based approach for projections of future gross margins, which include original pricing earned rates. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of the DAC asset is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the DAC asset due to unrealized gains or losses is recorded in other comprehensive income.

     DAC for annuity policies with life contingencies are amortized in proportion to premium income over the effective premium-paying period of the contract. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contract. Deviations from estimated experience are included in operating expenses in the accompanying Consolidated Statement of Income when they occur.

     Effective January 1, 2007, the Company adopted a new accounting standard for DAC on internal replacements of certain insurance and investment contracts. See Note 2 -- Recent Accounting Pronouncements.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of Statement of Financial Accounting Standards ("SFAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities": (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments; (iii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges are primarily hedges of available-for-sale fixed maturity and equity securities.

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS No. 149: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but will be reported as changes in other comprehensive income. These changes in fair value will be included in net investment gains and losses of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under SFAS No. 52 "Foreign Currency Translation," the change in fair value relative to the change in spot rates during the reporting period is

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


reclassified and reported with the transaction gain or loss of the asset/liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment losses. The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in other comprehensive income will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment losses in the accompanying Consolidated Statement of Income.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur; or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     Effective January 1, 2007, the Company began recognizing derivatives and embedded derivatives related to beneficial interests in securitized financial instruments. See Note 2 -- Recent Accounting Pronouncements.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note
5 -- Policyholders' Liabilities.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities and sales inducements. Other liabilities consist primarily of securities loaned, amounts payable for undelivered securities, payable to affiliates, net deferred tax liabilities and repurchase agreements.

  RECOGNITION OF INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with premiums so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
5 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance inforce and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2007, 2006 and 2005.

     Amounts received under deferred annuity and universal life contracts are reported as deposits to policyholders' account balances (as discussed in Note 5 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Note 9 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     Effective January 1, 2007, the Company adopted a new accounting standard for uncertain tax positions. See Note 2 -- Recent Accounting Pronouncements.

  SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2007 and 2006, all separate account assets are stated at fair value. Separate account liabilities at December 31, 2007 and 2006 represent the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value.

  FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the consolidated financial statements. Specifically, fair value disclosure of fixed maturities, equity securities, short-term investments, cash equivalents, mortgage loans and policy loans are reported in Note
2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values for derivatives are reported in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values of repurchase agreements are reported in Note 11 -- Commitments and Contingencies.

  BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Mortgage loans, many of which have balloon payment maturities, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility and that such volatility will not have a material adverse impact on the Company's business, financial condition and results of operation.

     Credit defaults and impairments may result in write-downs in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies, may in the future, downgrade certain issuers or guarantors of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers or guarantors.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Subprime residential mortgage lending is the origination of residential mortgage loans to customers with weak credit profiles, including using relaxed mortgage underwriting standards that provide for affordable mortgage products. The Company's exposure to subprime residential mortgage lending is through fixed maturity investments that are collateralized by mortgages that have characteristics of subprime lending. These investments are primarily in the form of mortgage-backed securities supported by subprime mortgage loans. The collective market value of these investments is approximately $141 million with an unrealized loss of $3 million. Of the total subprime-related investments, 90% had "AAA" or "AA" credit quality ratings. The Company manages its subprime risk exposure by limiting the Company's holdings in these types of instruments; maintaining high credit quality investments; and performing ongoing analysis of cash flows, prepayment speeds, default rates and other stress variables.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current investors to withdraw from the market or reduce their rates of ongoing investment.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management. Consequently, poor equity market performance limits fee revenue on some variable products.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  RECENT ACCOUNTING PRONOUNCEMENTS

     In July 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" an interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This interpretation is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN No. 48 on January 1, 2007. The cumulative effect of the adoption of FIN No. 48, as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" -- an amendment of FASB Statements No. 133 and 140." This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This statement also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted SFAS No. 155 effective January 1, 2007. The Company's adoption of SFAS No. 155 did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in "fixed maturities -- trading securities" and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts ("SOP 05-1")." SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under SOP 05-1, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of SOP 05-1 the Company accounted for

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted SOP 05-1 on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

     In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures around fair value measurements. This statement does not require any new fair value measurements, but the application of this statement could change current practices in determining fair value. The guidance in SFAS No. 157 will be applied prospectively with certain exceptions. This statement is effective January 1, 2008, at which time the Company plans to adopt this guidance. The Company is currently evaluating the impact of SFAS No. 157 on the Company's consolidated financial statements.

     In February 2007, the FASB issued SFAS No. 159 "The Fair Value Option for Financial Assets and Financial Liabilities -- including an amendment of FAS 115." This statement permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This statement also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company plans to adopt this guidance effective January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on the Company's consolidated financial statements.

     In November 2005, the FASB issued FSP No. 115-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. It also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's Consolidated Statement of Income.

NOTE 3 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2007 and 2006, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST     FAIR VALUE      COST     FAIR VALUE
------------------                        ---------   ----------   ---------   ----------
Due in one year or less.................   $   171      $   172     $   161      $   162
Due after one year through five years...     8,084        8,185       6,490        6,464
Due after five years through ten years..    12,226       12,166      13,177       13,147
Due after ten years.....................     5,986        6,133       6,233        6,429
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency.............................     1,512        1,509       1,522        1,499
  Other mortgage-backed securities......     7,945        7,994       7,538        7,557
  Other asset-backed securities.........     3,597        3,549       3,143        3,131
  Redeemable preferred securities.......        92           91         140          140
                                           -------      -------     -------      -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613      $39,799     $38,404      $38,529
                                           =======      =======     =======      =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                2007
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,984       $ 43         $ 14        $ 3,013
U.S. agencies, state and municipal......       487         55            1            541
Foreign governments.....................       160          9            1            168
Corporate...............................    24,348        513          418         24,443
Mortgage-backed securities..............     7,945        121           72          7,994
Asset-backed securities.................     3,597         28           76          3,549
Redeemable preferred securities.........        92          1            2             91
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $39,613       $770         $584        $39,799
                                           =======       ====         ====        =======




                                                                2006
                                          ------------------------------------------------
                                          AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED
AVAILABLE-FOR-SALE                           COST        GAINS       LOSSES     FAIR VALUE
------------------                        ---------   ----------   ----------   ----------
U.S. Treasury and U.S. Government
  corporations and agencies.............   $ 2,433       $ 18         $ 35        $ 2,416
U.S. agencies, state and municipal......       516         44            4            556
Foreign governments.....................       137          5            *            142
Corporate...............................    24,497        455          365         24,587
Mortgage-backed securities..............     7,538         87           68          7,557
Asset-backed securities.................     3,143         17           29          3,131
Redeemable preferred securities.........       140          2            2            140
                                           -------       ----         ----        -------
  TOTAL AVAILABLE-FOR-SALE..............   $38,404       $628         $503        $38,529
                                           =======       ====         ====        =======



--------

*    Unrealized loss is less than $1 million

     At December 31, 2007, the Company had no outstanding contractual obligations to acquire additional private placement securities. At 2006, the Company had $32 million in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

     At December 31, 2007, there were no investments in bonds that have been non-income producing for the last twelve months. Investments in bonds that have been non-income producing for the last twelve months totaled $4 million at December 31,2006. These investments have been deemed other than temporarily impaired.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  EQUITY SECURITIES

     At December 31, 2007 and 2006, the distribution of gross unrealized gains and losses on available-for-sale equity securities was as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2007.......................................   $12       $5           $ 2          $15
2006.......................................   $69       $5          $ --          $74


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2007 and 2006 was estimated to be $5,234 million and $4,233 million, respectively. Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2007 and 2006, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $106 million and $257 million, respectively, at fixed and floating interest rates ranging from 5.4% to 6.1% in 2007, and fixed and floating interest rates ranging from 3.6% to 7.6% in 2006. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2007               2006
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Residential.................................   $1,322     25.4%   $1,187     28.3%
  Office buildings............................    1,285     24.7%    1,019     24.3%
  Retail facilities...........................      882     16.9%      787     18.8%
  Apartment buildings.........................      895     17.2%      652     15.6%
  Industrial..................................      809     15.5%      514     12.3%
  Other.......................................       15      0.3%       30      0.7%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,448     27.8%   $1,091     26.0%
  Pacific.....................................    1,398     26.8%    1,057     25.2%
  South Atlantic..............................    1,131     21.7%      965     23.1%
  Middle Atlantic.............................      982     18.9%      831     19.8%
  New England.................................      244      4.7%      245      5.9%
  Other.......................................        5      0.1%       --       --
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,208    100.0%   $4,189    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2007 and 2006 is summarized below (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $7     $6
Additions charged to operations..............................    2      1
                                                                --     --
ENDING BALANCE...............................................   $9     $7
                                                                ==     ==



  OTHER INVESTMENTS

     The components of other investments as of December 31, 2007 and 2006 were as follows (in millions):

                                                              2007   2006
                                                              ----   ----
New York Life Short-Term Investment Fund....................  $191   $220
Collateralized third party loans............................   160    147
Limited partnerships/Limited liability companies............   225    152
Derivatives.................................................    44     25
Real estate.................................................    11     10
                                                              ----   ----
  TOTAL OTHER INVESTMENTS...................................  $631   $554
                                                              ====   ====



     The New York Life Short Term Investment Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $10 million and $1 million for the years ended December 31, 2007 and 2006, respectively, and were recorded as a component of other comprehensive income in the accompanying Consolidated Balance Sheet.

     Accumulated depreciation on real estate was $6 million and $5 million for December 31, 2007 and 2006, respectively. Depreciation expense for December 31, 2007, 2006 and 2005 totaled less than $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $125 million and $161 million at December 31, 2007 and 2006, respectively.

  VARIABLE INTEREST ENTITIES

     The Company may invest in debt or equity securities issued by certain asset backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs it manages is limited to its investment in the CDOs.

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment.

     The following table presents the Company's maximum exposure to loss relating to investments it holds that are deemed significant VIEs at December 31, 2007 and 2006 (in millions):

                                                                MAXIMUM
                                                              EXPOSURE TO
                                                                  LOSS
                                                              -----------
                                                              2007   2006
                                                              ----   ----
Asset-backed securitizations................................  $ 25   $ 36
Private placement structured notes..........................    82     86
Other investments:
  Equity in asset-backed securitizations....................    15     23
  Limited partnerships......................................     6     12
                                                              ----   ----
     TOTAL..................................................  $128   $157
                                                              ====   ====



     These VIEs did not require consolidation because management determined that the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary in these VIEs. The Company has no additional economic interest in these VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations. The Company's maximum exposure to loss on variable interests in unconsolidated VIEs is limited to the carrying value of the invested assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $4 million and $3 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fixed maturities....................................  $2,308   $2,179   $1,982
Equity securities...................................       8        5        8
Mortgage loans......................................     271      239      206
Policy loans........................................      48       46       44
Other investments...................................      54       32       29
                                                      ------   ------   ------
  Gross investment income...........................   2,689    2,501    2,269
Investment expenses.................................    (111)    (101)     (82)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $2,578   $2,400   $2,187
                                                      ======   ======   ======



     For the years ended December 31, 2007, 2006 and 2005, net investment losses were as follows (in millions):

                                                          2007   2006   2005
                                                          ----   ----   ----
Fixed maturities........................................  $(70)  $(28)   $(3)
Equity securities.......................................     7     (8)     5
Mortgage loans..........................................    (2)    (1)    --
Derivative instruments..................................     5     (6)    (4)
Other investments.......................................    (6)     2      2
                                                          ----   ----    ---
  NET INVESTMENT LOSSES.................................  $(66)  $(41)   $--
                                                          ====   ====    ===



     The net losses on trading securities (both fixed maturities and equity securities) amounted to $4 million for both December 31, 2007 and 2006. For December 31, 2005 the net losses amounted to $12 million. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $100 million, $67 million and $98 million for the years ended December 31, 2007, 2006 and 2005, respectively; and realized losses were $114 million, $100 million and $82 million, respectively.

     Losses from other-than-temporary impairments in fixed maturities (included in net investment losses on fixed maturities above) were $51 million, $3 million and $15 million for the years ended December 31, 2007, 2006 and 2005, respectively. Losses from other-than-temporary impairments in equity securities (included in net investment losses on equity securities above) were less than $1 million for December 31, 2007 and $2 million for December 31, 2006. There were no other-than-temporary impairments on equity securities for December 31, 2005.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the Company's gross unrealized losses and fair values for available-for-sale fixed maturities and equities with unrealized losses that are deemed to be only temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position at December 31, 2007 and 2006 (in millions):

                                                                  2007
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   86      $  1      $   879      $ 13      $   965      $ 14
  U.S. agencies, state and
     municipal...................      --        --           47         1           47         1
  Foreign governments............      19         1            4         *           23         1
  Corporate......................   3,795       152        7,297       266       11,092       418
  Mortgage-backed securities.....   1,186        34        1,540        38        2,726        72
  Asset-backed securities........   1,212        46          876        30        2,088        76
  Redeemable preferred
     securities..................       1         *           44         2           45         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL FIXED MATURITIES.........   6,299       234       10,687       350       16,986       584
                                   ------      ----      -------      ----      -------      ----
EQUITIES**
  Common stock...................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL EQUITIES.................       5         2           --        --            5         2
                                   ------      ----      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     SECURITIES..................  $6,304      $236      $10,687      $350      $16,991      $586
                                   ======      ====      =======      ====      =======      ====




                                                                  2006
                                   -----------------------------------------------------------------
                                                             GREATER THAN
                                   LESS THAN 12 MONTHS         12 MONTHS                TOTAL
                                   -------------------   --------------------   --------------------
                                    FAIR    UNREALIZED     FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE     LOSSES      VALUE      LOSSES      VALUE      LOSSES
                                   ------   ----------   -------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $  553       $ 5      $ 1,108      $ 30      $ 1,661      $ 35
  U.S. agencies, state and
     municipal...................      80         1           91         3          171         4
  Foreign governments............      15         *           26         *           41         *
  Corporate......................   3,980        57        9,198       308       13,178       365
  Mortgage-backed securities.....   1,579        12        2,197        56        3,776        68
  Asset-backed securities........     644         4        1,019        25        1,663        29
  Redeemable preferred
     securities..................      10         *           52         2           62         2
                                   ------       ---      -------      ----      -------      ----
  TOTAL TEMPORARILY IMPAIRED
     FIXED MATURITIES............  $6,861       $79      $13,691      $424      $20,552      $503
                                   ======       ===      =======      ====      =======      ====



--------

    * Unrealized loss is less than $1 million.

   ** At December 31, 2006, there were no unrealized losses for equity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007, fixed maturities represented approximately 99% of the Company's total unrealized loss amount, which was comprised of approximately 2,915 different securities. Equity securities comprised the remaining 1% of the Company's unrealized loss amount.

     Fixed maturities that were in an unrealized loss position less than twelve months at December 31, 2007, totaled $234 million or 40% of the Company's unrealized losses for fixed maturities, and securities in an unrealized loss position greater than twelve months totaled $350 million or 60% of the Company's unrealized losses for fixed maturities. Of the total amount of fixed maturities unrealized losses, $426 million or 73% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $158 million or 27% of the Company's total fixed maturities unrealized losses. Change in interest rates, widening of credit spreads, and general market volatility sparked by the subprime credit crisis in 2007 contributed to the increase in the number of securities with fair values below amortized cost and in the amount of unrealized losses as follows:

     U.S. Treasury and U.S. Government Corporations and Agencies. Unrealized losses on the Company's investments in U.S. Treasury obligations and direct obligations of U.S. corporations and agencies were $14 million or 2% of the Company's unrealized losses for fixed maturities, which were spread across 111 securities. The contractual terms of these investments are guaranteed by the full faith and credit of the U.S. Government. Because the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Corporate Bonds. Unrealized losses on corporate bonds were $418 million or 72% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in corporate bonds is spread over 1,816 individual securities with varying interest rates and maturities. Corporate securities with a fair value below 95% of the security's amortized cost totaled $131 million or 22% of the total unrealized losses for fixed maturities. Corporate spreads widened significantly in the second half of 2007 due to the credit crunch that was sparked by the subprime mortgage crisis. General market volatility, liquidity concerns, a slowing economy and credit deterioration in certain sectors contributed to the unrealized losses. The losses were spread across all industry sectors. The largest sectors with unrealized losses on securities with a fair value below 95% of the security's amortized cost being the Real Estate Investment Trust ($23 million), Finance ($19 million), Banking ($18 million) and Electric Utilities ($16 million). Because the securities continue to meet their contractual payments and the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Unrealized losses on mortgage-backed securities were $72 million or 12% of the total unrealized losses for fixed maturities. The amount of unrealized losses on the Company's investment in mortgage-backed securities was due to the widening of credit spreads for mortgage securities in response to the subprime credit crisis. These losses are spread across approximately 530 fixed and variable rate investment grade securities. Mortgage-backed securities that were priced below 95% of the security's amortized cost represented $33 million or 46% of the total unrealized losses on mortgage-backed securities. The majority of the Company's holdings (over 99%) are investment grade and management believes all deals remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. The Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Unrealized losses on asset-backed securities were $76 million or 13% of the total unrealized losses for fixed maturities. The unrealized losses on these investments are largely due to the declining market for mortgage related securities in reaction to the subprime credit crisis. These losses are spread across approximately 442 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. When the fair value of the securities are below amortized cost and there are negative changes in estimated future cash flows, the securities are deemed other than temporarily impaired and a realized loss is recognized in net investment losses in the accompanying Consolidated Statement of Income. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. Asset-backed securities that were priced below 95% of the security's amortized cost represented $50 million or 66% of the total unrealized losses for asset-backed securities. The Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

     The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007    2006    2005
                                                        ----   -----   -----
Net unrealized investment gains, beginning of the
  year................................................  $ 77   $ 231   $ 653
                                                        ----   -----   -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period..............................    41    (217)   (578)
     Less: Reclassification adjustments for gains
       (losses) included in net income................    15      (1)     60
                                                        ----   -----   -----
     Change in net unrealized investment gains
       (losses), net of adjustments...................    26    (216)   (638)
Impact of net unrealized investment gains (losses) on:
  DAC.................................................   (14)     55     201
  Policyholders' account balances and future policy
     benefits.........................................     9       4     (10)
  Other assets (deferred sales inducements)...........    (3)      3      25
                                                        ----   -----   -----
Change in net unrealized investment gains (losses)....    18    (154)   (422)
                                                        ----   -----   -----
NET UNREALIZED INVESTMENT GAINS, END OF YEAR..........  $ 95   $  77   $ 231
                                                        ====   =====   =====



     Net unrealized investment gains (losses) arising during the period reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $22 million, $(117) million and $(311) million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $8 million, less than $(1) million and $32 million, respectively.

     DAC in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(8) million, $29 million and $108 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax expense (benefit) of $5 million, $2 million and $(5) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the years ended December 31, 2007, 2006 and 2005 are net of income tax (benefit) expense of $(1) million, $2 million, and $14 million, respectively.

     The components of net unrealized investment gains reported in other comprehensive income at December 31, 2007, 2006 and 2005 are as follows (in millions):

                                                        2007   2006    2005
                                                        ----   ----   -----
Net unrealized investment gains.......................  $177   $137   $ 473
Impact of net unrealized investment gains on:
  DAC.................................................   (41)   (19)   (103)
  Policyholders' account balance and future policy
     benefits.........................................     9     (5)    (11)
  Other assets (deferred sales inducements)...........     1      5      (1)
  Deferred taxes......................................   (51)   (41)   (127)
                                                        ----   ----   -----
TOTAL NET UNREALIZED INVESTMENT GAINS.................  $ 95   $ 77   $ 231
                                                        ====   ====   =====



NOTE 5 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2007 and 2006 were as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Deferred annuities......................................  $23,950   $23,243
Universal life contracts................................   18,180    17,549
Supplementary contracts without life contingencies......      287       263
Unearned revenue liability..............................      270       245
Other...................................................      108         9
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $42,795   $41,309
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. For deferred annuities, supplementary contracts without life contingencies, and other deposit type contracts, account value approximates fair value.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     Included in other is the fair value of embedded derivatives related to guaranteed minimum accumulation benefits ("GMAB") on deferred annuity contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2007:

PRODUCT                             INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                             -------------    ----------------------------
Deferred annuities................  2.25% to 8.00%   Surrender charges 0% to
                                                     10% for up to 10 years.
Universal life contracts..........  3.05% to 5.76%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%            No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2007 and 2006 were as follows (in millions):

                                                             2007     2006
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  968   $1,055
  Other life..............................................      75       66
                                                            ------   ------
       Total life insurance...............................   1,043    1,121
Individual and group payout annuities.....................   1,680      927
Other contract liabilities................................      43       39
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $2,766   $2,087
                                                            ======   ======



     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2007:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------               -------------           -----------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level
  Taiwan business-                 estimates at time of                            premium reserve
  100% coinsured                   policy issuance with                            taking into
                                   provision for adverse                           account death
                                   deviations ("PAD").                             benefits, lapses
                                                                                   and maintenance
                                                                                   expenses with
                                                                                   PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a
                                   PAD.                                            rate expected at
                                                                                   issue with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2007 and 2006, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greater of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2007 and 2006 for GMDB and GMAB ($ in millions):

                                                                  2007
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,635            $1,808           $13,989
Net amount at risk......................       $   11            $    5           $   168
Average attained age of
  contractholders.......................           56                --                56



                                                                  2006
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,962            $1,281           $13,456
Net amount at risk......................       $   16            $    1           $   177
Average attained age of
  contractholders.......................           56                --                56


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2005...........................   $23    $ 3    $ 26
  Incurred guarantee benefits........................    12      6      18
  Paid guarantee benefits............................    (5)    --      (5)
                                                        ---    ---    ----
Balance at December 31, 2005.........................    30      9      39
  Incurred guarantee benefits........................     4     (2)      2
  Paid guarantee benefits............................    (3)    --      (3)
                                                        ---    ---    ----
Balance at December 31, 2006.........................    31      7      38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                        ---    ---    ----
BALANCE AT DECEMBER 31, 2007.........................   $42    $72    $114
                                                        ===    ===    ====



     For GMAB, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007 and 2006:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 0.77% to 7.50% for 2007 and 7.02% to 7.24% for 2006.

     - Volatility assumption was 14.62% for 2007 and 14.58% for 2006.

     - Mortality was assumed to be 91%, and 93% of the A2000 table for 2007 and 2006, respectively.

     - Lapse rates vary by contract type and duration and range from 0.5% to 30%, with an average of 12% for 2007, and 0% to 18%, with an average of 8% for 2006.

     - Discount rates ranged from 5.26% to 7.61% for 2007 and 6.01% to 7.61% for 2006.

     GMABs are considered to be derivatives under SFAS No. 149, and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income.

     The following table presents the aggregate fair value of assets at December 31, 2007 and 2006, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2007               2006
                                              ----------------   ----------------
INVESTMENT FUND OPTION:                         GMDB     GMAB      GMDB     GMAB
-----------------------                       -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 9,326   $1,169   $ 8,897   $  918
  Fixed income..............................    2,148      184     2,413      173
  Balanced..................................    2,063      162     1,830      110
General Account.............................    5,087      293     4,278       80
                                              -------   ------   -------   ------
     TOTAL..................................  $18,624   $1,808   $17,418   $1,281
                                              =======   ======   =======   ======



  SOP 03-1 LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     SOP 03-1 provides guidance for calculating additional liabilities for contracts with certain insurance benefit features. These certain insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, SOP 03-1 primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an insurance benefit feature to be the excess of expected mortality over all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes the SOP 03-1 liability for individual life products reflected in the general account in future policy benefits at December 31, 2007 and 2006 (in millions):

                                                               2007   2006
                                                               ----   ----
Beginning balance............................................   $23    $15
Net liability increase.......................................     6      8
                                                                ---    ---
Ending balance...............................................   $29    $23
                                                                ===    ===



NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains nineteen separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the SEC. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2007 and 2006 are as follows (in millions):

                                                            2007      2006
                                                          -------   -------
Registered..............................................  $18,340   $16,204
Non-registered..........................................      753       375
                                                          -------   -------
  TOTAL SEPARATE ACCOUNT ASSETS.........................  $19,093   $16,579
                                                          =======   =======



NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     An analysis of DAC for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Balance at beginning of year........................  $3,310   $2,978   $2,437
  Cumulative effect of change in accounting
     principle, pre tax (SOP 05-1)..................      15       --       --
                                                      ------   ------   ------
  Balance at beginning of year, as adjusted.........   3,325    2,978    2,437
  Current year additions............................     560      593      572
  Amortized during year.............................    (432)    (345)    (340)
                                                      ------   ------   ------
  Balance at end of year before related
     adjustments....................................     128      248      232
  Adjustment for change in unrealized investment
     gains..........................................     (22)      84      309
                                                      ------   ------   ------
  BALANCE AT END OF YEAR............................  $3,431   $3,310   $2,978
                                                      ======   ======   ======



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements are as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Balance at beginning of year...........................  $228   $230   $195
  Cumulative effect of change in accounting principle,
     pre-tax (SOP 05-1)................................     6     --     --
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   234    230    195
  Current year additions...............................    90     37     30
  Amortized during year................................   (48)   (44)   (34)
  Adjustment for change in unrealized investment
     gains.............................................    (4)     5     39
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $272   $228   $230
                                                         ====   ====   ====



     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 05-1 effective January 1, 2007.

NOTE 8 -- INCOME TAXES

     A summary of the income tax expense included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                         2007   2006   2005
                                                         ----   ----   ----
Current:
  Federal..............................................  $154   $ 85   $119
  State and local......................................     4      1      3
                                                         ----   ----   ----
                                                          158     86    122
Deferred:
  Federal..............................................     1     52     16
                                                         ----   ----   ----
INCOME TAX EXPENSE.....................................  $159   $138   $138
                                                         ====   ====   ====



     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2007 and 2006 are as follows (in millions):

                                                              2007    2006
                                                             ------   ----
Deferred tax assets:
  Future policyholder benefits.............................  $  669   $623
  Employee and agents benefits.............................      61     62
  Other....................................................      16      1
                                                             ------   ----
     Gross deferred tax assets.............................     746    686
                                                             ------   ----
Deferred tax liabilities:
  DAC......................................................     964    952
  Investments..............................................      60     44
                                                             ------   ----
     Gross deferred tax liabilities........................   1,024    996
                                                             ------   ----
       NET DEFERRED TAX LIABILITY..........................  $  278   $310
                                                             ======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2007, 2006 and 2005:

                                                       2007      2006      2005
                                                       ----      ----      ----
Statutory Federal income tax rate....................  35.0%     35.0%     35.0%
Tax exempt income....................................  (4.7)%    (4.9)%    (3.8)%
Audit liability provision............................   2.8%       --       0.5%
Other................................................  (0.3)%    (0.3)%     0.3%
                                                       ----      ----      ----
EFFECTIVE TAX RATE...................................  32.8%     29.8%     32.0%
                                                       ====      ====      ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2007 and 2006, the Company had recorded an income tax (payable)/receivable from New York Life of $(95) million and $5 million, respectively, included in other liabilities and other assets in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2001 and has begun auditing tax years 2002 through 2004. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2007 is as follows (in millions):

                                                                   TOTAL
                                                               UNRECOGNIZED
                                                               TAX BENEFITS
                                                               ------------
BALANCE AT JANUARY 1, 2007 (DATE OF ADOPTION OF FIN NO. 48)..      $ 94
Reductions for tax positions of prior years..................        (1)
Additions for tax positions of current year..................        14
                                                                   ----
BALANCE AT DECEMBER 31, 2007.................................      $107
                                                                   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate is $42 million. The Company classifies interest and penalties related to tax uncertainties as income tax expense. Total interest and penalties for the year ended December 31, 2007 aggregated $10 million and is included in income tax expense in the accompanying Consolidated Statement of Income. At December 31, 2007, the Company had accrued $33 million of liabilities for tax-related interest, which is reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention. Currently the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 72% and 69% of the reinsurance ceded to non-affiliates at December 31, 2007 and 2006, respectively.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" Implementation Issue No. B36, "Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments that Incorporate Credit Risk Exposures that are Unrelated or Only Partially Related to Creditworthiness of the Obligor under those Instruments", the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $4 million and $3 million for December 31, 2007 and 2006, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $1 million, $3 million and $0 million for the year ended December 31, 2007, 2006 and 2005, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the year ended December 31, 2007, 2006 and 2005, $44 million, $54 million and $20 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2007, 2006 and 2005 was as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  317   $  341   $  387
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  204   $  210   $  266
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  110   $  130   $  117
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,455   $5,238   $5,020
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,349   $5,089   $4,821
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                        2007    2006    2005
                                                        ----   ------   ----
Amounts recoverable from reinsurer....................  $968   $1,055   $961
Premiums ceded........................................  $121   $  158   $127
Benefits ceded........................................  $214   $   81   $ 69


     The effects of all reinsurance for the years ended December 31, 2007, 2006 and 2005 were as follows (in millions):

                                                       2007     2006     2005
                                                      ------   ------   ------
Premiums:
  Direct............................................  $  976   $  723   $  265
  Assumed...........................................       1        1        1
  Ceded.............................................    (122)    (159)    (128)
                                                      ------   ------   ------
Net premiums........................................  $  855   $  565   $  138
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  515   $  509   $  530
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  206   $  214   $  276
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  522   $  350   $  312
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   11   $    8   $   10
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,601   $6,432   $6,090
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,379   $5,114   $4,844
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $  126   $  170   $  224
                                                      ------   ------   ------



NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate and equity options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counterparties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold is lowered with a decline in the counterparties' rating. Collateral received is invested in short-term investments.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates, or other financial indices.

     The following table presents the notional and fair value of derivative financial instruments for the years ended December 31, 2007 and 2006 (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Interest rate swaps...........................   $ 1,183    $ 12    $ 2,549    $11
Currency swaps................................       129     (14)       101     (5)
Equity options................................       315      19        315     11
Interest rate options.........................    19,050      27      9,500      8
Credit default swaps..........................         1      --         --     --
                                                 -------    ----    -------    ---
  TOTAL.......................................   $20,678    $ 44    $12,465    $25
                                                 =======    ====    =======    ===



     The notional and fair value amounts by type of hedge designation for the years ended December 31, 2007 and 2006 is as follows (in millions):

                                                  DECEMBER 31,       DECEMBER 31,
                                                      2007               2006
                                                ----------------   ----------------
                                                NOTIONAL    FAIR   NOTIONAL    FAIR
                                                  VALUE    VALUE     VALUE    VALUE
                                                --------   -----   --------   -----
Fair value hedges.............................   $    --    $--     $    --    $--
Cash flow hedges..............................       245     --         242      4
Non-qualifying derivatives....................    20,433     44      12,223     21
                                                 -------    ---     -------    ---
  TOTAL.......................................   $20,678    $44     $12,465    $25
                                                 =======    ===     =======    ===



     For the years ended December 31, 2007 and 2006, there were no net investment (losses) gains related to the ineffective portion of fair value hedges.

     During 2007 and 2006, there were no fair value hedges that discontinued hedge accounting treatment due to ineffectiveness.

     Presented below is a roll forward of the components of other comprehensive
(loss) income before taxes related to cash flow hedges (in millions):

                                                           2007   2006   2005
                                                           ----   ----   ----
Other comprehensive income balance at the beginning of
  the year...............................................   $ 2    $ 7    $ 8
Losses deferred in other comprehensive income on the
  effective portion of cash flow hedges..................    (5)    (7)    (1)
Losses (gains) reclassified to net income................     1      2     --
                                                            ---    ---    ---
Other comprehensive (loss) income balance at the end of
  the year...............................................   $(2)   $ 2    $ 7
                                                            ===    ===    ===



     The ineffective portion of cash flow hedges was less than $1 million for the years ended December 31, 2007, 2006, and 2005. All components of each derivative's gains or losses were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

SFAS No. 149. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     For cash flow hedges, the estimated amount of existing gains and losses that are reported in accumulated other comprehensive income at December 31, 2007 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $(1) million.

     The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate corridor and equity options and various interest rate swaps. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses. For the years ended December 31, 2007, 2006 and 2005, the Company included in net investment losses in the accompanying Consolidated Statement of Income $16 million, $(6) million and $(3) million, respectively, for changes in fair value related to derivatives that do not qualify for hedge accounting.

     As of December 31, 2007 and 2006, there were no embedded derivatives that could not be separated from their host contracts.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company has received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $6 million, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2007 and 2006, $1,625 million and $971 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2007 and 2006, the Company recorded cash collateral received under these agreements of $1,656 million and $1,014 million, respectively, and established a

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2007 and 2006, respectively.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2007 and 2006, the Company had agreements to purchase and resell securities totaling $682 million and $377 million at an average coupon rate of 4.20% and 5.26%, respectively. At December 31, 2007, the Company had agreements to sell and repurchase securities totaling $2 million at an average coupon rate of 4.50%. At December 31, 2006, the Company did not have any agreements to sell and repurchase securities. Under these agreements to sell and repurchase, the Company obtains the use of funds from a broker for generally one month. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability reported in the accompanying Consolidated Balance Sheet (included in other liabilities) approximates fair value.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $629 million, $624 million and $590 million for the years ended December 31, 2007, 2006 and 2005, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. The Company's share of expenses associated with the lease of the aircraft was $1 million for each of the years ended December 31, 2007, 2006 and 2005. The agreement expires in November 2009, with automatic one-year renewals, unless terminated earlier.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2007, 2006 and 2005, the total cost for these services amounted to $41 million, $40 million and $37 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2007, 2006 and 2005 of $17 million, $15 million, and $13 million, respectively.

     At December 31, 2007 and 2006, the Company had a net liability of $197 million and $239 million, respectively, for the above described services which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2007 and 2006, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,468 million and $4,240 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.37%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2007 and 2006, the amount of outstanding reserves on these contracts included in future policy benefits was $184 million and $183 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $111 million, $92 million and $86 million, for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2007 or December 31, 2006.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2007 and 2006, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2007 and 2006 there was no outstanding balance due to Capital Corporation. Interest expense for 2007, 2006 and 2005 was $1 million, $5 million, and $2 million, respectively.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2007 and 2006, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2007, 2006 and 2005.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $15 million, $14 million and $17 million for the years ended December 31, 2007, 2006 and 2005, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has issued various Corporate Owned Life policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, the Company recorded liabilities of approximately $2,305 million and $2,135 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2007 and 2006, policyholders' account balances and separate account liabilities related to these policies aggregated $313 million and $305 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2007, 2006 and 2005, the Company recorded commission and fee expense to NYLINK agents of $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 9 -- Reinsurance for more details).

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $146 million, $78 million and $85 million during 2007, 2006 and 2005, respectively.

     Total interest paid was $17 million, $18 million and $19 million during 2007, 2006 and 2005, respectively.

     Non-cash investing transactions were $4 million, $35 million and $13 million for the years ended December 31, 2007, 2006 and 2005, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2007 and 2006, statutory stockholder's equity was $2,650 million and $2,324 million, respectively. Statutory net income for the years ended December 31, 2007, 2006 and 2005 was $289 million, $252 million and $231 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend in 2007. The Company declared and paid a $12 million dividend to its sole shareholder New York Life for December 31, 2006. As of December 31, 2007, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,215 million. The maximum amount of dividends that may be paid in 2008 without prior approval is $348 million.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 12 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 2 of the consolidated financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP

New York, New York
March 19, 2008

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The prospectus consisting of 66 pages.


     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.
     Written consents of the following persons (filed herewith):

     (a) Thomas F. English, Esq.

     (b) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:


     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.


     (2)          Not applicable.


     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.



     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and filed 4/17/96 incorporated herein by reference.


     (3)(a)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy - Previously filed as Exhibit (5) to Registrant's initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (5) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference. Rider to the Policy
                  - Previously filed as Exhibit (5) to Registrant's Post-Effective Amendment No. 5 on Form S-6 and incorporated herein by reference.


     (6)(a) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.



     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


     (7)          Not applicable.

     (8)          Not applicable.


     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(b) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6, filed 1/2/97 and incorporated herein by reference.



     (9)(c) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(d) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                  Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(e)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(f) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(h) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                  Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



     (9)(i) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.



     (9)(j) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.



     (9)(k) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(s) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.


     (9)(l) Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series
                  Fund, Inc. - Previously filed in accordance with Regulation S-T, 17CFR 232.102(e) as Exhibit (8) (n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

     (9)(m) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17CRF 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

     (9)(n) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.


     (9)(o) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.


     (9)(p) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


     (9)(q) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 5/20/03 and incorporated herein by reference.



     (9)(r) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.



     (9)(s) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.



     (9)(t) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.


  (9)(u)       Powers of Attorney for Scott L. Berlin, Director and Senior
                  Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707),
              filed 11/29/07 and incorporated herein by reference.

  (9)(v)       Powers of Attorney for Christopher O. Blunt, Director and
                  Senior Vice President and Chief Operating Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

  (9)(w)       Powers of Attorney for Frank M. Boccio, Director and Senior
                  Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707),
              filed 11/29/07 and incorporated herein by reference.

  (9)(x)       Powers of Attorney for Solomon Goldfinger, Director and Senior
                  Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707),
              filed 11/29/07 and incorporated herein by reference.

  (9)(y)       Powers of Attorney for Theodore A. Mathas, Chairman and
                  President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707),
              filed 11/29/07 and incorporated herein by reference.

  (9)(z)       Powers of Attorney for John R. Meyer, Director and Senior Vice
                  President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707),
              filed 11/29/07 and incorporated herein by reference.

  (9)(a)(a)    Powers of Attorney for Angelo J. Scialabba, First Vice
                  President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707),
              filed 11/29/07 and incorporated herein by reference.

  (9)(b)(b)    Powers of Attorney for Arthur H. Seter, Director of NYLIAC -
                  Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

  (9)(c)(c)    Powers of Attorney for Michael E. Sproule, Director of NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

  (9)(d)(d)    Powers of Attorney for Joel M. Steinberg, Director, Senior
                  Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

  (9)(e)(e)    Powers of Attorney for Seymour Sternberg, Director of NYLIAC -
                  Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to the initial registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

3.                Not applicable.

4.                Not applicable.

5.                Not applicable.

6.                Opinion and Consent of Actuary

                  Not applicable.

7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has met the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 16th day of April, 2008.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)

                                        By  /s/ Mario Lazzaro
                                           -------------------------------------
                                            Mario Lazzaro
                                            Vice President
                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)

                                        By  /s/ Mario Lazzaro
                                           -------------------------------------
                                            Mario Lazzaro
                                            Vice President
As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Theodore A. Mathas*            Chairman and President (Principal Executive Officer)

     John R. Meyer*                 Director

     Angelo J. Scialabba*           First Vice President and Controller (Principal
                                    Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director and Chief Financial Officer

     Seymour Sternberg*             Director



By  /s/ Mario Lazzaro
   -------------------------------------
     Mario Lazzaro
     Attorney-in-Fact
     April 16, 2008


*  Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------

2.          Opinion and Consent of Thomas F. English, Esq.

7.          Consent of PricewaterhouseCoopers LLP